As filed with the Securities and Exchange Commission on March 07, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01800

U.S. GLOBAL INVESTORS FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 – December 31, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

U.S. Global Investors Funds Annual Report

December 31, 2015

U.S. Global Investors Fund

Annual Report

December 31, 2015

Table of Contents

Letter to Shareholders	1
Definitions for Management Teams' Perspectives	10
Management Team's Perspective	12
Portfolios of Investments	52
Notes to Portfolios of Investments	108
Statements of Assets and Liabilities	120
Statements of Operations	124
Statements of Changes in Net Assets	128
Notes to Financial Statements	134
Financial Highlights	151
Report of Independent Registered Public Accounting Firm	162
Trustees and Officers	163
Additional Information	166
Expense Example	175

Nasdaq Symbols

U.S. Global Investors Funds

Investor Class
U.S. Government Securities Ultra-Short Bond Fund	UGSDX
Near-Term Tax Free Fund	NEARX
All American Equity Fund	GBTFX
Holmes Macro Trends Fund	MEGAX
Global Resources Fund	PSPFX
World Precious Minerals Fund	UNWPX
Gold and Precious Metals Fund	USERX
Emerging Europe Fund	EUROX
China Region Fund	USCOX

Institutional Class
Global Resources Fund	PIPFX
World Precious Minerals Fund	UNWIX
Gold and Precious Metals Fund*	USEIX
Emerging Europe Fund*	EURIX

*

The Institutional Class shares of the Gold and Precious Metals and Emerging Europe Funds have not commenced operations and currently are closed to investors. A notice will be issued when each class commences operations and opens to investors.

Fund Services, LLC PO Box 701 Milwaukee, WI 53201-0701 Tel 1.800.US.FUNDS www.usfunds.com

U.S. Global Investors Funds	(unaudited)

Dear Fellow Shareholder,

After much anticipation, the Federal Reserve finally made easy money a little less easy by lifting interest rates in mid-December. It was the first rate hike in nearly a decade.

Over the last few years, many investors, seeking higher yields, had entered riskier investments—corporate junk bonds among them. Because they carry a higher default risk than investment-grade bonds, junk bonds offer higher yields.

But with default rates and liquidity risks beginning to spike in late 2015, and faced with the implications of higher interest rates, many investors turned to investment-grade, short-term municipal bonds. Bond prices move in the opposite direction of interest rates, but shorter-term munis are less sensitive to rate fluctuations than longer-term bonds.

As a result, muni inflows in December came at the fastest pace of the year since January 2015.

Our Near-Term Tax Free Fund (NEARX), which invests mostly in high-quality munis, ended the year up 1.45 percent, the 21st straight year it has had a positive return. Out of more than 31,000 equity and bond funds, only 39 have had 21 consecutive years of positive annual returns, according to Morningstar data. NEARX is one of those 39.

This is a rare achievement indeed, one we’re especially proud of, and we’re committed to continuing the tradition this year and in the years to come.

U.S. Global Investors Funds	(unaudited)

More significant than the rate hike, however, is the $1.1 trillion deal that Congress voted on, and President Barack Obama signed, in December. The deal includes $680 billion in tax cuts for small businesses over the next decade, which should help accelerate the velocity of money and lead to the creation of jobs.

Equities and Commodities Pressured by Strong U.S. Dollar

If you follow seasonal trading patterns, you might be aware that pre-election years have historically been the best performers in the four-year presidential election cycle. This is a phenomenon first described by Yale Hirsch, founder of the Stock Trader’s Almanac, which is now edited by his son Jeffrey. In pre-election years starting in 1833, annual gains in the Dow Jones Industrial Average averaged over 10 percent, topping the other three years. Not since 1939, when German tanks were rolling into Poland, has a pre-election year ended down.

And yet that’s precisely what happened in 2015, with the Dow Jones declining 2.23 percent. Excluding dividends, the S&P 500 Index fell 0.73 percent for the year. (With dividends reinvested, the index finished with a small gain of 1.38 percent.)

Indeed, 2015 will be remembered as the most challenging year for markets since the 2008 financial crisis.

U.S. Global Investors Funds	(unaudited)

The U.S. dollar extended one of its strongest rallies in 30 years, putting pressure on American exports and global commodities, many of which are priced in dollars.

Commodities were hit especially hard, as you can see below. Year after year, the Periodic Table of Commodity Returns continues to be one of our most popular pieces. You can find the full-color, high-resolution version on our website, www.usfunds.com.

The widely-used S&P Goldman Sachs Commodity Index (GSCI) fell more than 32 percent in 2015, its fourth-largest annual loss since 1970. Of the 24 commodities in the index, only cocoa and cotton ended with a gain. All components were losers, with precious metals as a group losing 11 percent; grains, 19 percent; industrial metals, 24 percent; and energy, 41 percent. Energy and oil and gas companies were among the worst performers in the S&P 500.

U.S. Global Investors Funds	(unaudited)

Among the strongest headwinds facing oil in 2015 was oversupply. Although many American producers significantly cut operations, the Organization of Petroleum Exporting Countries (OPEC), responsible for generating about 40 percent of the world’s oil, chose to maintain its production level of 30 million barrels per day.

While lower oil prices hurt explorers and refiners, the biggest winners were consumers, shipping companies and airlines. According to Credit Suisse, carriers retained between 50 and 75 percent of windfalls from lower fuel costs. This is largely the reason the International Air Transport Association (IATA) predicts the global airlines industry to post a record $33 billion in net profits in 2015.

In a Frank Talk from December 2014, I called the drop in oil prices the “$330 Billion Global Tax Break.” Today, low fuel costs are still helping businesses and consumers save billions.

China Shifts Gears Toward Domestic Consumption

Global growth stalled in 2015, with much of the slowdown led by China, the world’s second-largest economy.

However, as I mentioned in a Frank Talk in August, China’s economy isn’t weakening so much as it’s changing.

For one, the size of China’s middle class overtook the U.S. for the first time in 2015—109 million Chinese compared to 92 million Americans. This is significant for domestic consumption and very important for the country’s airline industry. According to the World Tourism Organization, Chinese tourists are the top spenders in the world—they spent $165 billion abroad in 2014—and now that visa policy has been relaxed between China and the U.S., we should expect to see more Chinese business and leisure travelers arriving in America.

The chart below, courtesy of BCA Research, clearly shows that the Asian giant has begun to shift away from manufacturing (secondary industry) and more toward consumption and the service industries (tertiary industry).

U.S. Global Investors Funds	(unaudited)

U.S. Global Investors Funds	(unaudited)

China’s manufacturing sector, as expressed by its purchasing manager’s index (PMI), contracted in all but one month in 2015. I’ve said several times before that China is the 800-pound commodities gorilla, consuming biblical amounts of nickel, copper, zinc, steel and aluminum, and the PMI is the leading indicator of this activity.

But even as demand for these metals cooled, retail demand for gold in China was exceptionally strong. In 2015, a record 2,596 tonnes of the yellow metal, or 80 percent of total global output for the year, were delivered from the Shanghai Gold Exchange.

Gold purchased by the People’s Bank of China were also up. The central bank reported adding 19 more tonnes in December, bringing its total amount held in reserves to over 1,762 tonnes.

In the U.S., gold ended the year down 10.42 percent, its third straight negative year, but in many non-dollar economies, buyers actually saw either a steady or even rising gold price. The metal was up in Brazil, Russia, Canada and many countries around the globe. There’s always a bull market somewhere.

U.S. Global Investors Funds	(unaudited)

Despite the challenging environment, our Gold and Precious Metals Fund (USERX), expertly managed by Ralph Aldis, ended the year down only 4.78 percent, beating both gold bullion and its benchmark, the FTSE Gold Mines Index, which lost 20.47 percent.

Trans-Pacific Partnership Expected to Eliminate 18,000 Global Tariffs

In the past few years, fiscal drag has intensified as more and more regulations and taxes have impeded progress that not even cheap money can offset. A 2014 report by the National Association of Manufacturers (NAM) revealed that federal regulations in the U.S. alone cost businesses more than $2 trillion a year.

To ignite growth, G20 nations should commit themselves to cutting red tape.

That’s precisely what the Trans-Pacific Partnership (TPP) promises to do.

After nearly seven years of negotiations, representatives from 12 Pacific Rim nations, including the U.S. and Canada, signed the TPP trade pact in early October. Once in effect, it will deliver unprecedented free and fair global trade among the participating nations. As many as 18,000 tariffs are expected to be eliminated. The TPP will remove barriers to foreign investment, streamline customs procedures and create an international investor-state dispute settlement (ISDS) system, among much more.

U.S. Global Investors Funds	(unaudited)

Today, the 12 members control more than a quarter of all global trade. But once the TPP goes live, that percentage could climb to as high as 50 percent, according to CLSA (Credit Lyonnais Securities Asia).

The trade pact couldn’t have come at a better time. As I said, global growth is slowing, and mounting tariffs threaten to suffocate trade ever further. Even though the TPP’s full implementation is some time ahead of us, it’s encouraging to know that positive change is on the way. The world has needed such an agreement for years now to bring unilateral trade liberalization into the 21st century.

For in-depth analysis of gold, energy, emerging markets and more, subscribe to our award-winning newsletter, the Investor Alert, and my personal CEO blog, Frank Talk by visiting www.usfunds.com.

Thank you for your continued trust and confidence in U.S. Global Investors. We wish you and your family good health and prosperity in 2016.

Sincerely,

Frank E. Holmes
CEO and Chief Investment Officer
U.S. Global Investors, Inc.

Please consider carefully a fund’s investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800-873-8637). Read it carefully before investing. Foreside Fund Services, LLC, Distributor. U.S. Global Investors, Inc. is the investment adviser.

Gold, precious metals, and precious minerals funds may be susceptible to adverse economic, political or regulatory developments due to concentrating in a single theme. The prices of gold, precious metals, and precious minerals are subject to substantial price fluctuations over short periods of time and may be affected by unpredicted international monetary and political policies. We suggest investing no more than 5% to 10% of your portfolio in these sectors.

Though the Near-Term Tax Free Fund seeks minimal fluctuations in share price, it is subject to the risk that the credit quality of a portfolio holding could decline, as well as risk related to changes in the economic conditions of a state, region or issuer. These risks could cause the fund’s share price to decline. Tax-exempt income is federal income tax free. A portion of this income may be subject to state and local taxes and at times the alternative minimum tax. The Near-Term Tax Free Fund may invest up to 20% of its assets in securities that pay taxable interest. Income or fund distributions attributable to capital gains are usually subject to both state and federal income taxes.

U.S. Global Investors Funds	(unaudited)

The Dow Jones Industrial Average is a price-weighted average of 30 blue chip stocks that are generally leaders in their industry. The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P GSCI Total Return Index in USD is widely recognized as the leading measure of general commodity price movements and inflation in the world economy. Index is calculated primarily on a world production weighted basis, comprised of the principal physical commodities futures contracts. The FTSE Gold Mines Index Series encompasses all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year, and that derive 75% or more of their revenue from mined gold.

The Caixin China Manufacturing PMI is a composite indicator designed to provide an overall view of activity in the manufacturing sector and acts as a leading indicator for the whole economy. When the PMI is below 50.0 this indicates that the manufacturing economy is declining and a value above 50.0 indicates an expansion of the manufacturing economy.

The sections labeled Portfolio of Investments contain complete lists of the funds’ holdings.

There is no guarantee that the issuers of any securities will declare dividends in the future or that, if declared, will remain at current levels or increase over time.

All opinions expressed and data provided are subject to change without notice. Some of these opinions may not be appropriate to every investor.

Definitions for Management Teams’ Perspectives	(unaudited)

Benchmark Index Definitions

Returns for indices reflect no deduction for fees, expenses or taxes, unless noted.

The Barclays U.S. Treasury Bills 6-9 Months Total Return Index tracks the performance of U.S. Treasury Bills with a maturity of six to nine months.

The Barclays 3-Year Municipal Bond Index is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of two to four years.

The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 75% or more of their revenue from mined gold.

The Hang Seng Composite Index is a market-capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the Main Board of the Hong Kong Stock Exchange.

The MSCI Emerging Markets Europe 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging market countries of Europe (Czech Republic, Greece, Hungary, Poland, Russia and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents’ weights in the parent index.

The NYSE Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly-traded companies involved primarily in the mining for gold and silver.

The S&P Global Natural Resources Index (Net Total Return) includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified, liquid and investable equity exposure across 3 primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining. The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax).

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, the S&P 500 and the S&P 600.

Definitions for Management Teams’ Perspectives	(unaudited)

Other Index Definitions

The Baltic Dry Freight Index is an economic indicator that portrays an assessed price of moving major raw materials by sea as compiled by the London-based Baltic Exchange.

The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The index represents 20 commodities, which are weighted to account for economic significance and market liquidity.

The Caixin China Manufacturing Purchasing Manager’s Index is a composite indicator designed to provide an overall view of activity in the manufacturing sector and acts as a leading indicator for the whole economy. When the PMI is below 50.0 this indicates that the manufacturing economy is declining and a value above 50.0 indicates an expansion of the manufacturing economy.

The MICEX Index is a capitalization-weighted composite index calculated based on the prices of the 50 most liquid Russian stocks of the largest and dynamically developing Russian issuers presented on the Moscow Exchange. The MICEX Index is calculated in real time and denominated by the Moscow Exchange in Russian rubles.

The MSCI All Country Far East Free ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. The index consists of the following developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand.

The Purchasing Manager’s Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

The Shanghai Composite Index is an index of all stocks that trade on the Shanghai Stock Exchange.

The U.S. Trade Weighted Dollar Index provides a general indication of the international value of the U.S. dollar.

U.S. Government Securities Ultra-Short Bond Fund	(unaudited)

Management Team’s Perspective

Introduction

The U.S. Government Securities Ultra-Short Bond Fund (UGSDX) is designed to be used as an investment that takes advantage of the security of U.S. Government bonds and obligations, while simultaneously pursuing a higher level of current income than money market funds offer. The fund’s dollar-weighted average effective maturity is two years or less.

Performance Graph

U.S. Government Securities Ultra-Short Bond Fund

Average Annual Performance		For the Years Ended December 31, 2015
	One Year	Five Year	Ten Year
U.S. Government Securities Ultra-Short Bond Fund	0.34%	0.15%	1.18%
Barclays U.S. Treasury Bills 6-9 Months Total Return Index	0.15%	0.15%	0.46%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations and reimbursements to maintain a minimum yield, without which returns would have been lower.

The above returns for the U.S. Government Securities Ultra-Short Bond Fund include the fund’s results as a money market fund through the date of its conversion (December 20, 2013) to an ultra-short bond fund, and therefore are not representative of the fund’s results had it operated as an ultra-short bond fund for the full term of the periods shown.

Gross expense ratio as stated in the most recent prospectus is 1.07%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 0.45%. The Adviser can modify or terminate this arrangement at any time. In addition, returns may include the effects of additional voluntary waivers of fees and reimbursements of expenses by the Adviser, including waivers and reimbursements to maintain a minimum net yield for the fund.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

U.S. Government Securities Ultra-Short Bond Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

2015 was a difficult year for most asset classes. U.S. stocks, led by the S&P 500 Index, ended slightly positive for the year. Excluding American securities, stocks and bonds posted negative returns in U.S. dollar terms due to a strengthening U.S. dollar and global growth concerns. Plain vanilla U.S. fixed-income was the best-performing asset class this year, led by municipal debt and intermediate (5- and 10-year) Treasuries. Riskier sectors, notably high-yield debt, underperformed this year as many energy borrowers came under financial stress due to the precipitous drop in energy prices. Global commodities and precious metals came under the most pressure this year, led by a slowdown in commodity consumption—most notably in China—resulting in a glut of oversupply. U.S. real estate investment trusts (REITs) turned in a better year of performance as the asset class benefited from robust industry demand and a benign rate environment. Yields for the one- and two-year bond maturities showed the greatest increase, primarily as a result of the anticipation of the Federal Reserve finally being able to increase interest rates at its December meeting. Yields for the 5-, 10- and 30-year maturities were up only slightly for the year.

The U.S. bond market barely budged in 2015 even as the labor market strengthened and the Fed raised interest rates for the first time in nearly a decade. The yield on the benchmark 10-year Treasury note settled at 2.27 percent at the last trading session of 2015, compared with 2.17 percent at the end of 2014. Many fund managers, rate strategists and bond traders at the beginning of 2015 had predicted that the yield would rise toward 3 percent by the end of 2015. The divergent path of interest rate policy between the U.S. and many other countries further complicated the growth and inflation outlook. A stronger dollar driven by higher interest rates in the U.S. hurt American exports and firms’ corporate earnings from overseas operations. That, along with a sharp decline in commodities prices, generated disinflationary pressures. Inflation ran persistently below targets set by central banks in the U.S., eurozone, U.K. and Japan.

Investment Highlights

The U.S. Government Securities Ultra-Short Bond Fund returned 0.34 percent for the year ended December 31, 2015, outperforming its benchmark, the Barclays U.S. Treasury Bills 6-9 Months Total Return Index, which returned 0.15 percent.

The fund extended its maturity profile toward the latter half of 2015 as interest rates on short-term agency securities moved higher in anticipation of the Fed’s rate hike. This allowed the fund to capture extra yield at a time of market stress.

U.S. Government Securities Ultra-Short Bond Fund	(unaudited)

Current Outlook

The Fed’s move to finally lift off in 2015 after several false starts ushers in the next phase of the post-crisis policy response: normalization. Now that the Fed has achieved liftoff, the outlook for rates going forward is all about the pace of the hikes. The Fed promises a slow pace of normalization and data dependence rather than any sort of prescribed, consecutive meeting hikes as implied by past tightening cycles. However, such guidance of pace is forecast dependent and the Fed has a poor forecasting track record. Hence, the market is pricing a more benign pace of hikes in 2016 than the Fed’s “dots plot” indicates—two hikes next year versus the four implied in the Fed’s Statement of Economic Projections.

Portfolio Allocation by Issuer Based on Total Investments	December 31, 2015

Portfolio Allocation by Maturity	December 31, 2015
6 – 12 Months	$12,030,722	21.7%
1 – 3 Years	37,341,452	67.5%
3 – 5 Years	5,963,586	10.8%
	$55,335,760	100.0%

Near-Term Tax Free Fund	(unaudited)

Management Team’s Perspective

Introduction

The Near-Term Tax Free Fund (NEARX) seeks to provide a high level of current income exempt from federal income taxation and to preserve capital. However, a portion of any distribution may be subject to federal and/or state income taxes. The Near-Term Tax Free Fund will maintain a weighted average maturity of less than five years.

Performance Graph

Near-Term Tax Free Fund

Average Annual Performance		For the Years Ended December 31, 2015
	One Year	Five Year	Ten Year
Near-Term Tax Free Fund	1.45%	2.34%	3.03%
Barclays 3-Year Municipal Bond Index	1.18%	1.81%	3.01%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Gross expense ratio as stated in the most recent prospectus is 1.08%. The Adviser has contractually agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 0.45% on an annualized basis through April 30, 2016.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods

Near-Term Tax Free Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

Avoiding the spread widening that plagued corporate bonds and the volatility that buffeted equities, the municipal bond market finished strong for the year with a 1.18 percent total return, according to the Barclays 3-Year Municipal Bond Index.

As the year began, there was ongoing speculation over when the U.S. Federal Reserve would initiate a cycle of rate hikes after several years of maintaining a zero interest rate policy. However, the Fed remained in a data‐dependent “wait and see” mode for almost the entire period, despite the overall modest upward progress of the U.S. economy. The Fed’s patient stance was supported by a strong dollar and the absence of upward pressures on U.S. inflation and wages, as well as a global backdrop of heightened macroeconomic and geopolitical uncertainty. In early 2015, the European Central Bank (ECB) began a program of sovereign bond purchases in an effort to avert deflation. The next several months in Europe were dominated by the threat of a Greek default and exit from the common currency. The Greek crisis was eventually displaced in global economic headlines by heightened concerns over slowing growth in China, which has for some time been the primary source of incremental demand for the global economy. The Chinese concerns were spotlighted in mid‐August by the government’s devaluation of the renminbi over three days, which raised fears of a global currency war. Against this backdrop, there was little upward pressure on interest rates, outside of some emerging markets impacted by currency weakness.

Municipal bonds faced an increasingly challenging supply backdrop, as issuance rose significantly at the beginning of 2015. From the standpoint of demand, flows into municipal mutual funds were positive for most of the year. Performance was generally strongest for longer‐maturity municipals, based on the incremental income they offered, despite rates moving slightly higher further out on the curve.

Near-Term Tax Free Fund	(unaudited)

Puerto Rico was the biggest story of the year as it had its first technical default and is now months into legal negotiations on how to restructure its $70+ billion outstanding debt. Illinois continued to capture investor attention due to its lack of a budget and inability to successfully implement pension reform following a legal challenge. New Jersey also captured much of the negative spotlight as pension and other post-employment benefits liabilities continue to be hot button topics in the municipal bond market. Pennsylvania has also become a focus more recently, as a budgetary impasse has drawn attention to other existing pressures. Looking ahead and absent a turnaround or at least stabilization in oil prices, Alaska is also worth watching given its reliance on related tax revenue.

Investment Highlights

For the year ended December 31, 2015, the Near-Term Tax Free Fund returned 1.45 percent, outperforming its benchmark, the Barclays 3-Year Municipal Bond Index, which gained 1.18 percent.

The Near-Term Tax Free Fund remained true to form, with a low turnover approach and investing in traditional high-quality municipals. The fund has been able to outperform due to advantageous yield curve positioning.

Strengths

●

Buying opportunistically during multi-standard deviation moves in the municipal bond market and letting the yield advantage work in the fund’s favor over time has proven to be advantageous, as has the fund’s low turnover approach.

●	The fund benefited from an overweight position in school district bonds.

●	The fund benefited from significant exposure to Texas, which outperformed.

Weaknesses

●	The fund was negatively impacted from exposure to New Jersey, which underperformed.

●	The fund had very little exposure to the industrial development and airport revenue bonds that outperformed.

●	The fund was hurt by its exposure to the shorter end of the yield curve, which underperformed the longer end.

Near-Term Tax Free Fund	(unaudited)

Current Outlook

Opportunities

●

Manageable supply, healthy demand and stable credit outlooks should aid U.S. municipal bond performance in 2016. The fund’s barbell positioning further out on the yield curve, coupled with very short-term investments, should continue to be a winning approach.

Threats

●	Geopolitical concerns and rising interest rates may prove to be a headwind for the municipal market in 2016.

Near-Term Tax Free Fund	(unaudited)

Top 10 Area Concentrations (Based on Net Assets)	December 31, 2015
Texas	17.36%
Florida	7.36%
Illinois	6.36%
New Jersey	5.33%
New York	4.62%
Louisiana	4.53%
California	4.44%
Washington	3.28%
Michigan	3.15%
Wisconsin	3.12%
Total Top 10 Areas	59.55%

Municipal Bond Ratings* Based on Total Municipal Bonds	December 31, 2015

*

Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings for each issue are obtained from Moody’s and S&P, and the higher rating for each issue is used.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

Management Team’s Perspective

Introduction

The principal objective of the All American Equity Fund (GBTFX) is to seek capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks while retaining the flexibility to seek out promising individual stock opportunities, including stocks with meaningful dividend yields.

The Holmes Macro Trends Fund (MEGAX) invests in companies with good growth prospects and strong positive earnings momentum. The fund’s primary objective is to seek long-term capital appreciation.

Performance Graphs

All American Equity Fund

Average Annual Performance		For the Years Ended December 31, 2015
	One Year	Five Year	Ten Year
All American Equity Fund - Investor Class	(4.20)%	8.19%	5.20%
S&P 500 Index	1.38%	12.57%	7.31%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Gross expense ratio as stated in the most recent prospectus is 2.16%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

Holmes Macro Trends Fund

Average Annual Performance		For the Years Ended December 31, 2015
	One Year	Five Year	Ten Year
Holmes Macro Trends Fund	(0.94)%	5.37%	3.48%
S&P Composite 1500 Index	1.01%	12.39%	7.41%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Gross expense ratio as stated in the most recent prospectus is 1.94%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Year in Review – Economic and Political Issues that Affected the Funds

After nine years, it seems the U.S. economic engine might be able to run on its own without the need for “near zero” interest rates. This is evidenced by the unemployment rate declining to nearly 5 percent and GDP increasing at an annual rate of 2 percent in the third quarter. Therefore, the Federal Reserve Board decided to raise rates 25 basis points on December 16, 2015, and hinted toward four additional rate hikes in 2016. The initial hike increased volatility in December and caused markets to decline for a few days before seasonal year-end trading picked up.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

The S&P 500 Index rose 1.38 percent in 2015 and did so with a slightly higher level volatility than in 2014. The strongest sector was consumer discretionary, which appreciated 8.4 percent, followed by health care, which rose 5.2 percent. The decline in commodities, coupled with a strong U.S. dollar, caused the energy sector to decline the most, falling 23.5 percent, followed by the basic materials sector, which declined 10.3 percent for the year.

Investment Highlights

Overview

The All American Equity Fund lost 4.20 percent for the year, underperforming its benchmark, the S&P 500, which returned 1.38 percent. The Holmes Macro Trends Fund fell 0.94 percent over 2015, underperforming its benchmark, the S&P Composite 1500 Index, which returned 1.01 percent. Overall, smaller companies and growth-oriented stocks underperformed, while utilities and more defensive areas of the market outperformed. The primary driver of underperformance in 2015 was the fact that the fund has more exposure to smaller and growth-oriented companies than the benchmark. Our investment style was effectively out of favor, and the market did not reward companies demonstrating superior growth metrics. We believe this is transitory and our growth at a reasonable price (GARP) investment style will ultimately be rewarded.

Because the funds are actively managed, and because holding period is generally not a consideration in investment decisions, the portfolios’ turnover rate might fluctuate from year to year as the funds adjust their portfolio composition. The funds’ annual portfolio turnovers were, and are expected to continue to be, more than 100 percent.

All American Equity Fund

Strengths

●	The fund’s underweight position in materials helped fund performance.

●	Stock selection was better than the index in the energy and materials sectors.

●	Tesoro, Valero and Marathon were the best contributors to fund performance.

Weaknesses

●	Sector allocation weightings to health care, consumer staples and information technology were in line with the benchmark, but stock selection caused the fund to lag in these sectors.

●	Investments in Fidelity National Information Systems, Facebook and Western Digital were the worst contributors to performance

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

Holmes Macro Trends Fund

Strengths

●	Stock selection was strong in select energy and consumer staples companies.

●	The fund’s underweight position in energy was beneficial as the sector underperformed the market.

●	Alphabet, Starbucks and Facebook were among the best positive contributors to fund performance.

Weaknesses

●	Sector allocation was a drag, as defensive sectors tended to outperform. Cash and defensive option strategies also held back relative performance as the market rallied strongly.

●	Stock selection was weak across the board as our growth-oriented investment style was out of favor and the primary driver of underperformance.

●	Investments in Sun Edison, Microsemi and Five Below failed to live up to expectations and were among the worst contributors to the fund’s performance.

Current Outlook

Opportunities

●

The global economic outlook should improve as 2016 progresses. Additional government policy support from many areas around the globe should be supportive of an improving global macro outlook. The U.S. has been the single engine of growth in the developed world, and if the European or Chinese markets improved, it would provide a lift to the U.S. equity market.

●	Falling gasoline and crude prices have given consumers more disposable income, creating an opportunity for many discretionary areas such as restaurants, retailers and airline companies.

●	The continued dollar strength continues to favor companies that obtain the majority of their revenue domestically.

Threats

●	Global GDP has been revised down recently, and the surge in the dollar will most likely weigh on exports.

●

With the S&P 500 Index trading at nearly 18x earnings—the high end of the historical range—earnings growth will be especially critical to keep the bull market moving forward. Expectations for 2015 are in the low single digits, with big cuts coming from the energy sector in recent months.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

●	The market has been trending higher for an unusually long time. A correction should not be dismissed at this point.

●

As crude continues to decline, many companies in the energy sector may see lower revenues, which could cause concern over their ability to service debt. Ultimately, this could harm investor enthusiasm and hinder future market expectations.

The section labeled Portfolio of Investments contains a complete list of the funds’ holdings.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

All American Equity Fund

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2015
Microsoft Corp.	3.05%
Applications Software
Visa, Inc.	2.84%
Finance - Credit Card
MasterCard, Inc.	2.80%
Finance - Credit Card
NIKE, Inc.	2.62%
Athletic Footwear
JPMorgan Chase & Co.	2.59%
Diversified Banking Institutions
CVS Health Corp.	2.56%
Retail - Drug Store
Accenture plc	2.46%
Computer Services
Altria Group, Inc.	2.44%
Tobacco
UnitedHealth Group, Inc.	2.22%
Medical - HMO
Apple, Inc.	2.20%
Computers
Total Top 10 Equity Holdings	25.78%

Portfolio Allocation by Industry Sector* Based on Total Investments	December 31, 2015

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

Holmes Macro Trends Fund

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2015
Regeneron Pharmaceuticals, Inc.	4.75%
Medical - Biomedical/Gene
Boeing Co.	4.71%
Aerospace/Defense
Home Depot, Inc.	4.66%
Retail - Building Products
Starbucks Corp.	4.66%
Retail - Restaurants
Gilead Sciences, Inc.	4.58%
Medical - Biomedical/Gene
Southwest Airlines Co.	4.56%
Airlines
Apple, Inc.	4.55%
Computers
O'Reilly Automotive, Inc.	4.50%
Retail - Auto Parts
Skyworks Solutions, Inc.	4.09%
Electronic Components - Semiconductors
Principal Financial Group, Inc.	3.98%
Life/Health Insurance
Total Top 10 Equity Holdings	45.04%

Portfolio Allocation by Industry Sector* Based on Total Investments	December 31, 2015

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Global Resources Fund	(unaudited)

Management Team’s Perspective

Introduction

The Global Resources Fund (PSPFX and PIPFX) is a non-diversified natural resources fund with the principal objective of seeking long-term growth of capital while providing protection against inflation and monetary instability. The fund invests in companies involved in the exploration, production and processing of petroleum, natural gas, coal, alternative energies, chemicals, mining, iron and steel, and paper and forest products around the globe.

Performance Graph

Global Resources Fund

Average Annual Performance			For the Periods Ended December 31, 2015
	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
Global Resources Fund - Investor Class	(28.43)%	(15.13)%	(4.04)%	n/a
Global Resources Fund - Institutional Class (Inception 3/1/10)	(27.73)%	(14.57)%	n/a	(7.63)%
S&P 500 Index	1.38%	12.57%	7.31%	13.29%
S&P Global Natural Resources Index (Net Total Return)	(24.50)%	(9.15)%	0.37%	(5.25)%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Gross expense ratio as stated in the most recent prospectus is 1.45% for the Investor Class and 1.13% for the Institutional Class. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90% for the Investor Class. Also pursuant to a voluntary agreement the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Global Resources Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

The Bloomberg Commodity Index fell 24.70 percent for the year ended December 31, 2015, its worst annual performance since 2008. It was primarily dragged down by the 30.47 decline in crude oil and the 26.10 percent decline in copper. Amid deteriorating global growth prospects in emerging markets, and the speculation of an interest rate hike, the U.S. dollar posted a second consecutive rally, rising 9.26 percent in 2015 and intensifying the current depressed commodity environment. Concerns that the global economy is slowing, particularly due to weaker economic data from China, resulted in growth-oriented energy and basic materials sectors lagging the S&P 500 Index by 23 and 10 percent, respectively.

Energy’s significant relative underperformance to the broader market materialized during the back half of 2015. A surge in supply from the Organization of Petroleum Exporting Countries (OPEC) producers, coupled with resilient supply from U.S. shale producers, intensified a global glut of oil. Declining global GDP growth exacerbated the imbalance between supply and demand. Crude inventories in the U.S., Europe and China have reached unprecedented levels, putting a strain on available storage facilities. In its last meeting of 2015, OPEC un-officially abandoned its self-imposed cap of 31.5 million barrels a day as Middle Eastern producers battle for market share ahead of the expected lifting of Iran’s sanctions, which are set to bring additional crude supply to world markets.

The much anticipated supply cuts did not materialize in 2015, further exacerbating the supply glut. OPEC produced 32.6 million barrels per day of oil in December, significantly above its annual average, and above the previously self-imposed quotas of 31.5 and 30.5 million barrels. U.S. producers ended the year with production levels at a 4 month high and nearly unchanged from December 2014 at 9.2 million barrels. Similarly, Russia, in the last week of 2015 reached a production record of 10.8 million barrels.

Base metals slumped with oil, particularly into the second half of the year after record inventory builds at the London Metals Exchange warehouses, proved the Indonesian export bans of unprocessed ore implemented in 2014 had no tangible impact on the market. Copper posted a 26.10 percent decline, its worst annual performance since 2008. Nickel and zinc also posted their biggest declines since 2008. On the demand side, export volumes to China continued to rise but were outpaced by a continuation of supply growth.

Global Resources Fund	(unaudited)

Investment Highlights

Overview

For the year ended December 31, 2015, the Investor Class of the Global Resources Fund declined 28.43 percent and the Institutional Class declined 27.73 percent, trailing the fund’s benchmark, the S&P Global Natural Resources Index (Net Total Return), which fell 24.50 percent.

The fund employed a defensive investment position from time to time in the past year with higher-than-average cash balances on hand to protect the liquidity of the fund. However, to maintain varying degrees of investment exposure to the commodities market, the fund utilized a number of rolling call option positions to hedge the fund’s benchmark risks and provide optionality to upswings in commodities stocks.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund’s annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

●

The fund’s mining allocation outperformed the mining portion of the S&P Global Natural Resources Index. This was due in part to an underweighting in large underperforming sectors such as iron, steel and copper, especially the underweight in benchmark holdings such as Glencore and Anglo American. Positive absolute contribution came from Kaiser Aluminum.

●

Despite a sharp decline in the price of agricultural commodities, the fund outperformed the benchmark in the agricultural products industry group. A focus on companies with greater downstream exposure yielded significant absolute gains to the fund. Key contributors included Phosagro OJSC and Kernel Holding.

●

Construction materials stocks outperformed the broader natural resources complex during the year as economic activity in the sector strengthened and Congress passed a five-year highway bill with marked increases in highway funding. Accordingly, equity positions in Vulcan Materials, Martin Marietta Materials and U.S. Concrete were beneficial to fund performance.

Global Resources Fund	(unaudited)

Weaknesses

●

The fund’s core weighting in junior natural resources equities underperformed the large-cap-focused S&P benchmark during a period of declining commodity prices and risk aversion typical of a rising dollar. Notable underperformers included Atlas Development & Support Services and Trevali Mining.

●

An underweight position in paper and forest contributed negatively to the performance of the fund. The integrated nature of many companies in the space allowed them to increase their margins as they maintained retail prices stable while commodity input prices fell.

●

An underweight position in integrated oil and gas companies adversely affected relative performance for the period as the major global integrated producers significantly outperformed the junior oil space owing to their stronger balance sheets and greater ability to withstand extended oil price declines.

Current Outlook

Opportunities

●

The seasonality of commodity investing suggests that such investors will have the wind at their sail for the next four months. According to a study published by VTB Capital, over the past 20 years the Bloomberg Commodity Index has posted strong rallies in the first four months of the year. The report goes on to suggest that despite the ongoing negative investor sentiment toward the sector, there is reason to believe the seasonal pattern will play again in 2016.

●

Ten trillion dollars is the level of investment needed by 2040 to supply the oil and gas market, according to OPEC’s World Oil Outlook for 2015. OPEC expects global oil demand to reach 110 million barrels per day in 2040, a volume that current fields could not come even close to supplying. As a result, the organization believes investments of $10 trillion will be necessary to ensure adequate infrastructure and supply.

●

Based on latest estimates, the total short exposure in commodities has reached $200 billion. This unprecedented buildup in fund shorts has created a major headwind for commodity prices in the short-term. However, when considering the size of total managed long commodity assets, which has declined to about $200 billion—very close to the total commodity shorts—any partial unwinding of the short trade should bode well for commodities during 2016.

Global Resources Fund	(unaudited)

Threats

●

Iron ore prices may dip into the $20 range in 2016 before rallying to end the year higher, according to a recent report by Capital Economics. The report suggests prices will drop initially as more low-cost supplies help majors expand their market share. Following this initial response, higher cost production will be cut, aiding a price rebound into year-end.

●

The Baltic Dry Index, the shipping benchmark that serves as a bellwether for global trade and economic activity, fell to an all-time low in November 2015. The record low suggests China’s demand for commodities continues a downward trend.

●

The global manufacturing purchasing manager’s index (PMI) slipped back to 50.9 in December 2015, crossing below its three-month moving average of 51.1, as output, exports and new orders all eased lower. China, India, Brazil and Russia all reported PMIs below 50 as manufacturing output in emerging markets remains in contraction. With PMIs having shown to be among the best predictive tools for commodity prices, the outlook for the first few months of the year has turned more challenging.

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.

Global Resources Fund	(unaudited)

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2015
Pacific Infrastructure Ventures, Inc.	5.58%
Real Estate Operating/Development
Klondex Mines Ltd.	3.62%
Gold Mining
Tyson Foods, Inc.	3.01%
Food - Meat Products
Cal-Maine Foods, Inc.	2.44%
Food - Miscellaneous/Diversified
Syngenta, AG	2.44%
Agricultural Chemicals
Rio Tinto plc	2.04%
Metal - Diversified
LyondellBasell Industries N.V.	2.02%
Chemicals - Diversified
Western Forest Products, Inc.	1.74%
Forestry
Parsley Energy, Inc.	1.64%
Oil & Gas Drilling
DHT Holdings, Inc.	1.63%
Transportation - Marine
Total Top 10 Equity Holdings	26.16%

Portfolio Allocation by Industry Sector* Based on Total Investments	December 31, 2015

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Precious Metals and Minerals Funds	(unaudited)

Management Team’s Perspective

Introduction

The World Precious Minerals Fund (UNWPX and UNWIX) and the Gold and Precious Metals Fund (USERX) pursue an objective of long-term capital growth through investments in gold, precious metals and mining companies. The World Precious Minerals Fund focuses on equity securities of companies principally engaged in the exploration, mining and processing of precious minerals such as gold, silver, platinum and diamonds. Although this fund has the latitude to invest in a broad range of precious minerals, it currently remains focused on the gold sector. The Gold and Precious Metals Fund focuses on the equity securities of established gold and precious metals companies and pursues current income as a secondary objective.

World Precious Minerals Fund

Average Annual Performance		For the Periods Ended December 31, 2015
	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
World Precious Minerals Fund - Investor Class	(15.64)%	(27.16)%	(6.75)%	n/a
World Precious Minerals Fund - Institutional Class (Inception 3/1/10)	(15.07)%	(26.82)%	n/a	(18.29)%
S&P 500 Index	1.38%	12.57%	7.31%	13.29%
NYSE Arca Gold Miners Index	(25.52)%	(25.88)%	(8.11)%	(18.19)%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Gross expense ratio as stated in the most recent prospectus is 1.99% for the Investor Class and 4.86% for the Institutional Class. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Precious Metals and Minerals Funds	(unaudited)

Gold and Precious Metals Fund

Average Annual Performance		For the Year Ended December 31, 2015
	One Year	Five Year	Ten Year
Gold and Precious Metals Fund	(4.78)%	(21.57)%	(2.91)%
S&P 500 Index	1.38%	12.57%	7.31%
FTSE Gold Mines Index	(20.47)%	(24.95)%	(7.67)%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Gross expense ratio as stated in the most recent prospectus is 1.97%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Precious Metals and Minerals Funds	(unaudited)

The Year in Review - Economic and Political Issues that Affected the Funds

In anticipation that the Federal Reserve would start raising interest rates, the U.S. dollar began to rally in the middle of 2014 and moved to its highest level during the first quarter of 2015. Thereafter, the value of the dollar receded slightly and remained range-bound in a choppy market as investors began to sense the data the Fed was watching was losing some momentum. With the 9.26 percent gain in the dollar, precious metals had a difficult year. Gold was the best-performing precious metal in 2015 with a loss of 10.42 percent. Silver was off slightly more at 11.75 percent. The worst-performing precious metals for 2015 were platinum and palladium, with losses of 26.07 percent and 29.43 percent, respectively. The platinum mining stocks in southern Africa were off on average by more than 70 percent for the year.

Investors’ appetite for precious metals was dampened by the six-year bull market in U.S. stocks, one of the best price gains since 1999, and a 60 percent surge in the first half of the year for the Shanghai Stock Exchange. According to the World Gold Council, global demand for jewelry, coins and bars fell 5 percent in the first quarter from a year earlier as shoppers in the Middle East, China and the U.S. reigned in purchases. Two straight years of drought in India were also a headwind to gold demand. Chinese stocks began to roll over in the third quarter of the year as economic data came out weaker than expected, and by August, all of their gains achieved earlier in the year were gone. Gold demand finally caught a break. In response to their country’s stock market selloff, Chinese investors began returning to precious metals as a haven. Retail sales of gold and silver in China during August rose 17.4 percent year-over-year, representing about $3.9 billion in sales.

Low gold prices in the third quarter attracted bargain hunters, with U.S. buyers buying up far more coins and bars than they did in any other quarter over the past five years. Demand surged by 207 percent in November from a year ago. The U.S. Mint sold out of its 2015 one-ounce American Eagle gold coins in November, according to Bloomberg.

By December, the Fed finally believed it had a good enough read on the data to lift interest rates from zero to 25 basis points. What might portend a sentiment shift is that for the last three regularly scheduled Fed meetings of 2015, gold was stronger on the day of the announcement for any Fed action. Absent were the manipulative middle-of-the-night $1 billion+ dumping trades of gold bullion to push gold prices down on the Fed meeting dates.

After the Fed’s rate hike, it was reported that some traders closed their bearish positions on the metal before year end on speculation that physical purchases might pick up. Further, Bloomberg notes that the put-to-call ratio on SPDR Gold Shares reached its lowest level since 2008, perhaps indicating that investors who were betting on further declines in gold prices were losing enthusiasm for this trade. Hedge funds

Precious Metals and Minerals Funds	(unaudited)

also reduced bets that the dollar would advance, according to Bloomberg. Despite the bursting of the bubble in Chinese equities, Shanghai Gold Exchange withdrawals totaled a record 2,596 tonnes in 2015, up 19 percent from the previous year.

Investment Highlights

For the year ended December 31, 2015, the World Precious Minerals Fund Investor Class lost 15.64 percent and the Institutional Class lost 15.07 percent. The fund’s benchmark, the NYSE Arca Gold Miners Index, lost 25.52 percent on a total return basis. The strategy of the World Precious Minerals Fund favors junior exploration and development stocks and mid-tiered producing stocks. These lower-capitalization stocks have historically outperformed senior gold mining companies over longer periods, as senior gold miners have typically acquired proven assets of junior gold companies rather than explored for new mining projects with capital-constrained budgets.

The Gold and Precious Metals Fund lost 4.78 percent for the year, outperforming its benchmark, the FTSE Gold Mines Index, which lost 20.47 percent on a total return basis. While focusing on established, gold-producing companies, the Gold and Precious Metals Fund holds a higher weighting of mid-tier stocks compared to its benchmark.

Both funds employed a defensive investment position from time to time in the past year with higher-than-average cash balances on hand to protect the liquidity of the funds. However, to maintain varying degrees of investment exposure to the gold market, the funds utilized a number of call option positions and directional ETFs, which are more liquid than options, to hedge the funds’ benchmark risks and provide optionality to upswings in gold stocks.

Spot gold finished the period at $1,061.42 per ounce, down $123.44, or 10.42 percent. The S&P 500 Index posted a positive return of 1.38 percent, the Trade Weighted U.S. Dollar Index gained 9.26 percent and the yield on a 90-day Treasury bill finished the year at 0.16 percent.

Because the funds are actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as each fund adjusts its portfolio composition. The annual portfolio turnover for the Gold and Precious Metals Fund was, and is expected to continue to be, more than 100 percent.

Strengths

●

With Gran Colombia emerging from debt-restructuring near year end, its bond prices began to climb and it delivered the biggest dollar gains for the World Precious Minerals Fund for the year. St. Barbara, the largest contributor to performance for the Gold and Precious Metals Fund and the third best contributor

Precious Metals and Minerals Funds	(unaudited)

to the World Precious Minerals Fund, reaped returns for shareholders as new CEO Bob Vassie implemented changes that turned the company around with more than a five-fold gain in the company’s share price.

●

Klondex Mines was the second and third best performer for World Precious Minerals and Gold and Precious Metals, respectively. Klondex is one of few gold miners to have positive consecutive returns for each of the last three years, compounding at 17.66 percent per year on average.

●

Northern Star Resources was the second best performer for the World Precious Minerals Funds. Bill Beament, CEO of Northern Star, purchased a significant suite of assets from Barrick Gold and Newmont Mining several years ago, almost on distressed terms, as it cut much of its Australian exposure, a game changing transaction. Northern Star was successful at bringing its culture of ownership to the new assets.

Weaknesses

●

Underweighting Newcrest Mining and Newmont Mining relative to the benchmark for the Gold and Precious Metals Fund were the two biggest drags on our performance. The fund’s exposure to Australian gold miners largely offset the gains Newcrest would have contributed, as St. Barbara and Northern Star both outperformed Newcrest. The market largely underestimated how fast Newmont seemed to right the ship in 2015. The company sold assets, paid down some of its debt and completed an acquisition of the Cripple Creek Victor mining complex in Colorado, which it believes has significant underground potential to unlock.

●

Underweighting Newmont Mining and Agnico-Eagle Mines relative to the benchmark for the World Precious Minerals Fund were the two biggest drags on the fund’s performance. Agnico-Eagle had a flawless year in terms of execution and likely added to its resource base with a grassroots discovery of the Amaruq deposit, relatively close to its Meadowbank Mine, which might improve its economics through a shared milling scenario.

●

Exposure to Dundee Precious Metals relative to the benchmark for the Gold and Precious Metals Fund was reminiscent of a value trap in a challenged gold market. More than 90 percent of its 2015 copper production, about 25 percent of revenue, was hedged at $3.21 per pound, significantly higher than spot. In addition, Dundee Precious operates the Tsumeb copper smelter in northern Namibia, one of only a handful of copper smelters in the world that can safely handle high arsenic copper ores. Demand for such environmental safety in the handling of arsenic is on the rise. For the World Precious Minerals Fund, the third biggest markdown came from Taurus Gold, a private company that has done the necessary work to arrive at a production decision for several projects, but has been unable to secure full funding to start construction.

Precious Metals and Minerals Funds	(unaudited)

Current Outlook

Opportunities

●

The gold mine supply issue is coming to a head, according to Credit Suisse’s 2015 Year-End Preview report. Reserve life has fallen from 14 to 10 years since 2011, and grades processed are 9 percent above reserve grade in 2015. A worrisome trend coming from presenters at this year’s Denver Gold Show is the slashing of exploration budgets, particularly by junior miners. This has implications for gold production sustainability given long discovery-to-production cycles, currently pegged at 27 years and growing due to increasing regulatory, social and environmental pressures. The latest quarterly update of exploration spending from the Australian Bureau of Statistics shows that spending on mineral exploration in the country hit a near-decade low. The lack of new investment and the long time line to new production should reduce new mine supply in the future.

●

According to research from Cornerstone Macro, the dollar has historically appreciated before the first hike and depreciated afterwards. If the historical pattern is any indication, the dollar might not strengthen further as many prognosticators have pontificated. In addition, according to Capital Economics, the headwinds for gold could be behind us, pointing to tighter labor markets and perhaps even inflation. The report notes that inflation should snap back in most economies over the next few months as the big declines in oil prices in late 2014 drop out of the annual comparison. The group’s 2016 year-end forecast is $1,400 per ounce.

●

Klondex Mines announced in mid-December its acquisition of the Rice Lake Mine near Bissett, Manitoba. For the total purchase price of $32 million, Klondex is acquiring a fully operational mine, mill and fleet of equipment that was recently put on care and maintenance as the property went into receivership earlier in the year. Over $375 million of capital improvements have been made on the property since 2007, and the mobile equipment fleet was appraised at close to $20 million. Klondex plans to calculate a new resource for the operation and design a new mine plan for developing the ore in a profitable manner. It will likely be the fourth quarter of 2016 before it resumes production. In our opinion, the previous operator had oversized the mill and dropped the cutoff grade to try and grow the number of ounces produced. To accomplish this, the company also became overextended on the debt side. Klondex has a great opportunity here to do the proper work to remain profitable. The company still offers investors an attractive opportunity to participate in the turnaround of Rice Lake.

Precious Metals and Minerals Funds	(unaudited)

Threats

●

According to UBS, India’s plan to tap idle gold could exceed expectations. A company survey shows a “significantly large” proportion of respondents are likely, or highly likely, to participate in the government’s monetization plan and aren’t resistant to temple gold being deposited with banks. Nonetheless, the plan should take time to gain traction, especially in rural areas. Also key will be the willingness of women in rural areas to participate.

●

BCA Research says that deflation now plagues more than half of the industry groups that they cover. In its analysis of the broad U.S. equity market at year end, BCA found industry group pricing power shows that 32 out of 60 industries have had to cut selling prices, up from 26 in BCA’s last update.

●

According to a recent report, “Unwinding the Great Liquidity Cycle,” by Julien Garran of Macro Strategy Partnership, the decline in global foreign exchange reserves at central banks is almost twice as aggressive today as it was during the Great Recession. The implications are a reversing bid for U.S. Treasuries and credit when the Fed does not want interest rates to rise aggressively, should there be a policy mistake. Garran recommends that investors be positioned short U.S. equities, long cash and long gold and gold equities. Another investor showing confidence in gold is Ray Dalio, founder of Bridgewater Associates, who said in 2015: “If you don’t own gold, you know neither history nor economics.”

The section labeled Portfolio of Investments contains a complete list of the funds’ holdings.

Precious Metals and Minerals Funds	(unaudited)

World Precious Minerals Fund

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2015
Klondex Mines Ltd.	15.80%
Gold Mining
Osisko Gold Royalties Ltd.	5.90%
Gold Mining
Pretium Resources, Inc.	3.86%
Gold Mining
St Barbara Ltd.	3.07%
Gold Mining
Lundin Gold, Inc.	2.93%
Precious Metals
TriStar Gold, Inc.	2.91%
Gold Mining
Lake Shore Gold Corp.	2.85%
Gold Mining
Claude Resources, Inc.	2.60%
Gold Mining
Roxgold, Inc.	2.26%
Precious Metals
Gold Standard Ventures Corp.	1.87%
Gold Mining
Total Top 10 Equity Holdings	44.05%

Portfolio Allocation by Industry* Based on Total Investments	December 31, 2015

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Precious Metals and Minerals Funds	(unaudited)

Gold and Precious Metals Fund

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2015
Klondex Mines Ltd.	14.49%
Gold Mining
Osisko Gold Royalties Ltd.	10.57%
Gold Mining
St Barbara Ltd.	6.45%
Gold Mining
Lake Shore Gold Corp.	5.32%
Gold Mining
Northern Star Resources Ltd.	5.23%
Gold Mining
Agnico Eagle Mines Ltd.	4.51%
Gold Mining
Claude Resources, Inc.	4.07%
Gold Mining
OceanaGold Corp.	2.45%
Gold Mining
Detour Gold Corp.	2.23%
Gold Mining
Comstock Mining, Inc.	2.19%
Gold Mining
Total Top 10 Equity Holdings	57.51%

Portfolio Allocation by Industry* Based on Total Investments	December 31, 2015

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Emerging Europe Fund	(unaudited)

Management Team’s Perspective

Introduction

The investment objective of the Emerging Europe Fund (EUROX) is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in the emerging markets of Europe.

Performance Graph

Emerging Europe Fund

Average Annual Performance		For the Years Ended December 31, 2015
	One Year	Five Year	Ten Year
Emerging Europe Fund	(20.73)%	(12.67)%	(5.25)%
S&P 500 Index	1.38%	12.57%	7.31%
MSCI Emerging Markets Europe 10/40 Index (Net Total Return)	(14.70)%	(11.16)%	(2.43)%

* Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Gross expense ratio as stated in the most recent prospectus is 2.29%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.85%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Emerging Europe Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

Hungary was the best-performing market within the emerging Europe countries. Its central bank was dovish and supportive of growth, bringing benchmark rates down to 1.35 percent from 2.10 percent at the beginning of 2015. The government announced a reduction in Hungarian banking taxes, more in line with European Union (EU) norms.

Russian was the second best-performing market this year. The MICEX Index, based on the 50 most liquid Russian stocks, rebounded sharply at the beginning of the year after a big selloff in the prior year due to Russia’s intervention in Ukraine and imposed sanctions by the West. Since mid-May, Russian equities have been selling off along with crude oil, Brent and the ruble. Analysts predict the country’s gross domestic product (GDP) to contract 1 percent in 2016, following a 4 percent decline in 2015.

The Czech Republic was one of the best-performing markets in the region. The central bank of Czech Republic has kept its main rate at a record low level of 5 basis points, which stimulated growth. At 4.7 percent, its GDP growth is strongest among emerging Europe countries. It also has the highest purchasing manager’s index (PMI) reading. In December, it came in at 55.6, well above the 50 mark that separates growth form contraction.

Political changes took place in Poland as Andrzej Duda won the presidential runoff held in May against incumbent Bronislaw Komorowski. Later in the year during parliamentary elections, the Eurosceptic Law & Justice party (PiS) won enough seats to hold a majority in the lower and upper houses of the parliament. PiS wants to increase social spending, which could destabilize public finances and increase a budget gap. Since the new government came into power on October 25, the Warsaw Stock Exchange declined 12.7 percent by year end.

The Greek market also underperformed in 2015. At the beginning of the year, Alexis Tsipras of the left-leaning Syriza party became prime minister after winning parliamentary elections and forming a coalition with the national Independent Greeks party. The government negotiated a four-month extension to Greece’s bailout in return for undertaking a Eurozone-approved reform program. In the middle of the year, the European Central Bank (ECB) ended emergency funding, prompting Greece to close banks and impose capital controls. Voters rejected EU bailout terms in July’s referendum. Later, Greece and its creditors agreed on a third bailout, imposing further spending cuts to avoid bankruptcy and an exit from the eurozone.

Turkey was the worst-performing market this year. Political tension remained high in the region. A suicide attack in October, blamed on ISIS, killed more than a hundred people during a peace rally in Ankara, the capital. In November, Turkey shot down a Russian warplane which had been on a bombing mission in Syria. In response, Russia, Turkey’s second largest trading partner, imposed economic sanctions against the

Emerging Europe Fund	(unaudited)

western Asian country. On the positive side, the governing Justice and Development Party (AKP) regained parliamentary majority in a November snap election, but it fell short of the number needed to form a referendum to boost President Recep Erdogan’s powers. The EU reached a deal whereby Turkey will restrict the flow of Syrian migrants into Europe in return for 3 billion euros and an opportunity to reopen talks for Turkey to become a part of eurozone bloc.

Investment Highlights

Overview

For the year ended December 31, 2015, the fund declined 20.73 percent, while the benchmark, the MSCI Emerging Markets Europe 10/40 Index (Net Total Return), declined 14.70 percent.

Hungary, Russia and Czech Republic outperformed the benchmark, while Poland, Greece and Turkey underperformed. On a sector basis, health care, energy and consumer staples were the best-performing sectors, while materials, consumer discretionary, telecommunications, financials, industrials and utilities underperformed.

At the beginning of 2015, the fund was positioned in a defensive mode with no exposure to Russia after its sharp selloff at the end of 2014, while half of the index’s holdings were Russian. Throughout the year, the fund has gradually been increasing its Russian holdings and used call options on the Russian ETF (RSX) as well as directional ETFs to hedge the fund’s benchmark risk.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund’s annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

●	The fund’s overweight of Austria, higher cash levels and good stock selection in Greece and Poland had a positive contribution to the fund’s performance relative to its index.

●

The fund’s stock selection in industrials as well as an overweight in information technology and underweight of utilities had a positive contribution to the performance of the fund relative to its benchmark.

●

Call options on the Market Vector Russia ETF, due May 15, 2015, made the single largest contribution to the performance of the fund. These calls worked well for the fund because they were held when Russia was appreciating.

Weaknesses

●	The fund’s underweight of Russia and overweight of Turkey had a negative impact on the fund’s performance relative to its benchmark.

Emerging Europe Fund	(unaudited)

●	The fund’s stock selection in energy and materials, as well as an underweight of these sectors, had a negative effect on the fund’s performance.

●

Call options on the Market Vector Russia ETF, due August 21, 2015, were the single worst contributor to the performance of the fund. These calls worked against the fund, as they were held when Russia was underperforming.

Current Outlook

Opportunities

●

Election-led uncertainties have ended in Turkey after APK, the socially conservative party of President Erdogan, unexpectedly won more than the 276 seats needed to form a single majority government in November.

●

At the beginning of 2015, the ECB announced a bond-buying program and proceeded to purchase 60 billion euros worth of bonds a month for a total of 1 trillion euros. Later in the year, the ECB extended the program beyond September 2016 in an attempt to drive up inflation and stimulate eurozone growth.

●

Greece looks as if it is pushing forward its reforms and is on a path to recovery. Its government approved the 2016 budget, recapitalized its banks and is making plans to sell state-owned assets and deal with the country’s bad debt. The government also expects zero GDP growth in 2015, compared with earlier forecasts of a 2.3 percent contraction.

Threats

●

Law & Justice, a right-wing, Eurosceptic and anti-liberal party, won an outright majority of seats in the lower and upper chambers of the Polish parliament, marking the first time a party won a majority in Poland since 1989. Moody’s rating agency said that the PiS election victory could jeopardize Poland’s status as a regional safe haven for investors, and it was negative for credit rating. The socially conservative PiS made promises to increase state control of the economy, tax banks and end privatization.

●

HSBC expects Russia’s economic outlook to remain poor in 2016. Analysts predict its GDP to contract 1 percent in 2016 following a 4 percent decline in 2015, assuming oil prices to be almost 10 percent lower on average. Russia’s economic growth is highly dependent on the price of oil, and with the recent selloff in Brent, further economic weakness is anticipated.

●

In November, the Turkish air force shot down a Russian fighter jet near the border with Syria after pilots ignored repeated warnings that they were violating Turkish airspace. Russian Foreign Minister Sergei Lavrov described it as a planned act and said it would impact efforts toward a political solution in Syria. Political tensions will remain high in the region.

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.

Emerging Europe Fund	(unaudited)

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2015
Sberbank of Russia	5.25%
Commercial Banks - Non US
Gazprom OAO	3.50%
Oil Companies - Integrated
Magnit PJSC	3.48%
Food - Retail
Lukoil PJSC	3.48%
Oil Companies - Integrated
Rosneft OAO	1.94%
Oil Companies - Integrated
MMC Norilsk Nickel PJSC	1.71%
Metal - Diversified
Budimex S.A.	1.66%
Building & Construction - Miscellaneous
Turkcell Iletism Hizmetleri A.S.	1.48%
Cellular Telecommunication
Mobile TeleSystems OJSC	1.41%
Cellular Telecommunication
Deutsche Lufthansa	1.38%
Airlines
Total Top 10 Equity Holdings	25.29%

Country Distribution* Based on Total Investments	December 31, 2015

*	Country distribution shown is based on domicile. The locale of company operations may be different.

China Region Fund	(unaudited)

Management Team’s Perspective

Introduction

The China Region Fund (USCOX) seeks long-term growth of capital. The fund invests in both established and emerging companies registered and operating in the China region.

Performance Graph

China Region Fund

Average Annual Performance		For the Years Ended December 31, 2015
	One Year	Five Year	Ten Year
China Region Fund - Investor Class	(8.60)%	(4.48)%	2.26%
Hang Seng Composite Index	(4.52)%	1.91%	7.84%
MSCI All Country Far East Free ex Japan Index*	(9.22)%	0.45%	6.42%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Gross expense ratio as stated in the most recent prospectus is 2.97%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.55%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods..

China Region Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

2015 was a year of tremendous volatility for markets and sentiment in both China and the broader region.

Although the year kicked off with eager anticipation of continued reforms and an ever-increasing domestic participation rate in the “engineered” bull market that was the Shanghai Composite Index, it ended with a fair amount of investor pessimism amid concerns about the efficacy of government economic policies and questions regarding extensive market intervention. Shanghai soared more than 50 percent, with dizzying speed, before collapsing sharply midyear to 2015 lows in August, even as Chinese authorities clamped down on institutional and short sellers, and simply halted trading in scores of securities for weeks on end.

The pace of political reform in China slowed throughout the year, although Xi Jinping’s now-hallmark national anticorruption campaign continues unabated. As in 2014, the perceived excess associated with Macao-based casinos and luxury goods led to operators and producers of such services and goods to be once again priced accordingly in Chinese markets, particularly Hong Kong. Though the Caixin China Manufacturing Purchasing Manager’s Index (formerly the HSBC China Manufacturing Purchasing Manager’s Index) did spike briefly above 50 in February, signaling expansion, it declined immediately thereafter, retreating to new 2015 and multiyear lows of 47.2 by September. China’s GDP growth slowed from 7.2 percent at the end of 2014 to its last print of 6.8 percent in December 2015.

To help offset lower potential domestic growth, China announced a new economic strategy dubbed “One Belt, One Road” early in the year, aimed at boosting trade with emerging markets and specifically geared toward construction and development of overseas transport infrastructure, which in theory should help to export domestic overcapacity in construction. China also launched the Asian Infrastructure Investment Bank (AIIB), which can count among its many founding member countries such U.S. allies as Australia and South Korea, whose depreciating won has been a relative boon to its exporters in the face of a stabilized Japanese yen.

The new AIIB seeks to support the development of infrastructure in the Asia-Pacific region, but notably absent from the bank’s founding members are the United States and Japan. The new Trans-Pacific Partnership (TPP) trade deal, on the other hand, excludes China (at present). The deal marks a compelling new chapter in freer trade across the Pacific Rim, and for some nations like Vietnam, the trade deal appears to have much to offer.

In the fourth quarter, the International Monetary Fund (IMF) announced that the Chinese renminbi (RMB) currency is to be included in its Special Drawing Right (SDR) basket of currencies, putting an end to long speculation and marking another milestone for China’s developing economy. The RMB now takes its place in a

China Region Fund	(unaudited)

basket alongside the U.S. dollar, euro, Japanese yen and British pound, but make no mistake, the move is sure to elevate criticism of and attention to Chinese currency intervention and stability in economic policy.

Investment Highlights

Overview

For the year ended December 31, 2015, the China Region Fund declined 8.60 percent, underperforming its benchmark, the Hang Seng Composite Index, which declined 4.52 percent in total return.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund’s annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

As a defensive measure, the fund occasionally utilizes call options to hedge the fund’s benchmark risk.

Strengths

●

In addition to solid overall stock selection in Hong Kong, fund allocations to South Korea contributed positively to relative performance against the benchmark, offering some diversification in the face of declining Chinese markets. The decision to underweight HSBC Holdings plc—an underperforming, major diversified bank incorporated in the U.K. and dominant in the benchmark index—also helped relative performance, as did retaining somewhat elevated levels of cash throughout the year’s volatile markets.

●

In terms of industry and sector allocations, the decision to underweight energy—the worst-performing group within the Hang Seng Composite Index for 2015—afforded helpful relative contribution to performance, while particularly strong stock selection within consumer goods provided the fund’s strongest relative outperformance.

●

Shenzhou International Group Holdings, ANTA Sports Products, Guotai Junan International Holdings and Value Partners Group constituted the top fund contributors to performance relative to the benchmark.

Weaknesses

●

Country allocation outside of Hong Kong and South Korea generally detracted from performance, particularly fund allocations to Taiwan and the Philippines. Timing on short-term entries and exits for several U.S.-traded, country-specific exchange-traded funds also detracted from performance, outweighing relative gains from American depositary receipts (ADRs).

China Region Fund	(unaudited)

●	Industry allocation and stock selection within telecommunications made that sector the largest net detractor from fund performance.

●

Among single stocks, C.K. Hutchinson Holdings, Great Wall Motor, Sunac China Holdings and Huabao International Holdings constituted the fund’s biggest detractors to fund performance relative to the benchmark index.

Current Outlook

Opportunities

●

China launched its massive “One Belt, One Road” economic strategy in the first quarter of 2015. The announced strategy seeks to invest in overseas transport infrastructure and boost trade with emerging markets, possibly helping to counter slower domestic growth and potentially creating opportunities for Chinese construction companies.

●

The Trans-Pacific Partnership (TPP) trade deal, signed early in the fourth quarter, offers new opportunities for the 12 Pacific Rim countries—including the United States—that signed it. Vietnam, in particular, remains well-positioned to gain a boost to its GDP, due to its low manufacturing wages compared to China, which is not presently a member of the historic trade deal.

●

After heavy declines from midyear onward, undemanding valuations in many of the China region’s investable countries may seem more attractive to investors. From a contrarian standpoint, it may not take much to spark an upside surprise or rally.

Threats

●

Investor sentiment in China has suffered heavy damage since that country’s equity markets reached frenzied peaks in the second quarter. Both the Shanghai Composite and the Hang Seng Composite indices declined sharply, entering bear markets during a third quarter also marked by a surprise devaluation of the yuan. Despite a deliberate governmental dampening of 2016 growth expectations, continued questions about the near-term efficacy of the policies of the Chinese government and whether it can stabilize markets or sentiment remain central in many investors’ minds.

●	The pace and scope of the normalization of U.S. interest rate policy may create further headwinds for emerging markets and currencies.

●

The possibility of a global growth slowdown, an Asia-centric slowdown, or the mere fear of either one, could possibly create higher correlation among assets and country indices, potentially limiting effective avenues for diversification.

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.

China Region Fund	(unaudited)

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2015
Tencent Holdings Ltd.	7.86%
Internet Application Software
AIA Group Ltd.	6.38%
Life/Health Insurance
ANTA Sports Products Ltd.	3.65%
Retail - Apparel/Shoe
Ping An Insurance Group Co of China Ltd.	3.60%
Multi-line Insurance
Shenzhou International Group Holdings Ltd.	3.01%
Textile - Apparel
China Overseas Land & Investment Ltd.	2.71%
Real Estate Operating/Development
Hong Kong Exchanges and Clearing Ltd.	2.69%
Finance - Other Services
China Construction Bank Corp.	2.62%
Commercial Banks - Non US
SmarTone Telecommunications Holdings Ltd.	2.45%
Cellular Telecommunication
Sino Biopharmaceutical Ltd.	2.30%
Medical - Drugs
Total Top 10 Equity Holdings	37.27%

Country Distribution* Based on Total Investments	December 31, 2015

*	Country distribution shown is based on domicile and not intended to conform to the China region definition in the prospectus. The locale of company operations may be different.

U.S. Government Securities Ultra-Short Bond Fund Portfolio of Investments	December 31, 2015

United States Government and Agency Obligations 88.45%	Coupon Rate %	Maturity Date	Principal Amount	Value

Federal Farm Credit Bank 26.62%
Fixed Rates:
	1.13	09/22/17	$2,000,000	$2,000,184
	1.16	10/23/17	1,000,000	1,002,376
Variable Rates:
	0.38	07/08/16	2,000,000	2,000,492
	0.36	01/30/17	1,650,000	1,649,236
	0.38	04/27/17	10,000,000	10,003,620
				16,655,908

Federal Home Loan Bank 53.18%
Fixed Rates:
	1.10	12/22/16	10,000,000	10,030,230
	5.13	03/10/17	1,000,000	1,049,106
	0.88	09/22/17	1,500,000	1,497,432
	0.88	09/27/17	3,000,000	2,991,804
	1.00	12/19/17	8,000,000	7,980,072
	1.13	03/29/18	750,000	748,779
	1.70	07/26/18	3,000,000	3,009,477
	1.50	03/08/19	4,000,000	3,999,264
	1.22	04/11/19	2,000,000	1,964,322
				33,270,486

Tennessee Valley Authority 8.65%
Fixed Rates:
	6.25	12/15/17	2,930,000	3,212,511
	1.75	10/15/18	2,174,000	2,196,855
				5,409,366

Total Investments 88.45%				55,335,760
(cost $55,308,219)
Other assets and liabilities, net 11.55%				7,225,775

Net Assets 100.0%				$62,561,535

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2015

Municipal Bonds 89.46%	Coupon Rate %	Maturity Date	Principal Amount	Value

Alabama 1.50%
Alabama Public School & College Authority	5.00	12/01/16	$290,000	$301,551
Bessemer, Alabama Electric Revenue, Refunding, AGM	3.10	12/01/21	100,000	105,112
Bessemer, Alabama Water Revenue, XLCA	4.00	01/01/16	500,000	500,000
Huntsville City, Alabama Electric System Revenue, AGM	4.00	12/01/16	60,000	61,883
Jasper Alabama Water Works & Sewer Board, Inc., Utilities Revenue, Series A	3.00	06/01/16	90,000	90,930
Limestone County, Water & Sewer Authority	2.25	12/01/21	365,000	364,595
Mobile Alabama, Refunding, GO Unlimited, Series B	5.00	02/15/17	45,000	47,194
Pelham, Alabama, GO Unlimited	2.00	02/01/18	130,000	132,467
				1,603,732

Alaska 0.32%
Alaska Municipal Bond Bank Authority, Unrefunded, Series A-2015, AMBAC	4.00	02/01/16	125,000	125,358
Alaska Municipal Bond Bank Authority, Prerefunded, Series A-2015, AMBAC	4.00	02/01/16	70,000	70,183
Alaska Municipal Bond Bank Authority, Prefunded, Series A, AMBAC	4.00	02/01/16	105,000	105,275
Valdez Alaska, School District, GO Unlimited	4.00	06/30/17	40,000	41,866
				342,682

Arizona 0.90%
Arizona Board of Regents Certificates of Participation, Series B, AMBAC	4.50	06/01/16	200,000	203,338
Arizona State Transportation Board Excise Tax Revenue	5.00	07/01/17	175,000	185,971
McAllister Academic Village LLC, Arizona State University Hassayampa Revenue, Refunding	5.75	07/01/18	200,000	221,236
Page, Arizona, Pledged Revenue, Refunding	3.00	07/01/16	350,000	354,466
				965,011

Arkansas 0.52%
Hot Springs, Arizona Wastewater Revenue	4.00	12/01/19	510,000	555,722

California 4.44%
California State, GO Unlimited	5.00	12/01/26	150,000	155,975
California State, Prerefunded, GO Unlimited	5.00	09/01/35	130,000	133,842

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2015

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

California (cont’d)
California State, GO Unlimited	5.00	03/01/32	$300,000	$302,177
California State, Recreational Facility, Refunding, GO Unlimited	5.00	12/01/19	5,000	5,017
California State, GO Unlimited	4.75	03/01/34	205,000	206,427
California State, Statewide Communities Development Authority, Enloe Medical Center Revenue, Series A	5.25	08/15/18	340,000	375,714
Chaffey Community College District, GO Unlimited, Series C, NATL	5.00	06/01/32	300,000	318,234
Delano, California Union High School District, Refunding, GO Unlimited, Series A, NATL	4.75	02/01/17	200,000	208,394
Elk Grove Unified School District, Community Facilities District #1, Refunding, Special Tax Revenue	2.00	12/01/16	310,000	312,917
Los Angeles Unified School District, Election 2004, GO Unlimited, Series H, AGM	5.00	07/01/32	200,000	211,650
Riverside County, California Redevelopment Successor Agency, Refunding, Tax Allocation	5.00	10/01/19	200,000	225,960
San Francisco Municipal Transportation Agency	5.00	03/01/27	1,000,000	1,207,879
Santa Clara County, California Financing Authority Revenue, Obstetrics and Gynecology, El Camino Hospital, AMBAC	5.00	02/01/18	350,000	373,506
Santa Clara Valley Transportation Authority, Series A, AMBAC	5.00	04/01/27	370,000	390,298
Santa Paula Schools Financing Authority, Santa Paula Elementary School District Revenue, AGM	4.25	11/01/22	300,000	316,137
				4,744,127

Colorado 1.30%
Denver, Colorado, Health & Hospital Authority, Healthcare Revenue, Series A	5.00	12/01/16	265,000	274,991
Pueblo County, School District No. 70, GO Unlimited	4.00	12/01/24	990,000	1,108,246
				1,383,237

Connecticut 0.70%
Bristol, Connecticut, Refunding, GO Unlimited	3.00	10/15/16	180,000	183,546

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2015

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

Connecticut (cont’d)
Connecticut State Health & Educational Facilities Authority Revenue, Bridgeport Hospital, Series D	5.00	07/01/19	$395,000	$438,091
Connecticut State, Refunding, GO Unlimited, Series E	5.00	12/15/18	125,000	130,169
				751,806

District of Columbia 0.56%
District of Columbia Income Tax Revenue, Series A	5.25	12/01/27	300,000	345,072
Washington D.C. Convention Center Authority Dedicated Tax Revenue, Refunding, Series A, AMBAC	5.00	10/01/16	250,000	258,028
				603,100

Florida 7.36%
Broward County, Florida, Civic Arena Project, Refunding, Series A, AMBAC	5.00	09/01/20	500,000	513,940
Cape Coral, Florida Gas Tax Revenue, Series A	4.00	10/01/16	255,000	261,299
Citizens Property Insurance Co., Senior Secured, Coastal Account, Revenue, Series A-1	4.00	06/01/18	100,000	106,366
Delray Beach Florida, Utilities Tax Revenue, Refunding	5.00	06/01/23	505,000	608,752
Escambia County, Florida, Health Facilities Authority Revenue, Baptist Hospital, Inc. Project, Series A	5.00	08/15/19	290,000	320,563
Florida Gulf Coast University Financing Corp., Capital Improvement Revenue, Series B	3.00	02/01/16	365,000	365,701
Florida State Board of Education Lottery Revenue, Series B, BHAC-CR, NATL-RE	5.00	07/01/26	100,000	107,118
Florida State Board of Governors Parking Facility Revenue, Series A	3.00	07/01/17	300,000	309,912
Florida State Department of Management Services Certificates of Participation, Refunding, Series A	5.00	08/01/19	500,000	565,065
Florida State Department of Management Services Certificates of Participation, Series A	5.00	08/01/24	340,000	375,979
Florida State Municipal Power Agency, Stanton Project Revenue, Refunding	5.13	10/01/17	300,000	321,564

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2015

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

Florida (cont’d)
Fort Pierce, Florida Stormwater Utilities Revenue, XLCA	4.50	10/01/17	$255,000	$255,681
Hillsborough County, Florida School Board, Refunding, Series A	4.25	07/01/25	300,000	327,612
Hillsborough County, Florida School Board, Certificates of Participation, Refunding, NATL	4.00	07/01/19	100,000	104,097
Jacksonville Florida Special Revenue, Series C	5.00	10/01/20	270,000	312,371
Leesburg, Florida Capital Improvement Revenue Bonds, Refunding	5.00	10/01/21	405,000	464,373
Margate, Florida Water & Sewer Revenue, Refunding, AGM	4.00	10/01/19	250,000	269,123
Miami - Dade County, Florida Expressway Authority Toll System Revenue, Series A	5.00	07/01/21	430,000	505,504
Miami - Dade County, Florida School Board Foundation, Series B, AGC-ICC AMBAC	5.00	11/01/31	200,000	207,030
Miami - Dade County, Florida Water & Sewer Revenue System, Series A, AGM	4.00	10/01/16	235,000	241,070
Orange County School Board, Certificate of Participation, Certificates of Participation, Series A, NATL	5.00	08/01/32	275,000	293,290
Orlando, Florida Community Redevelopment Agency Tax Increment Revenue, Downtown District, Series A	4.00	09/01/17	225,000	232,065
Polk County, Florida School District Revenue, AGM	5.00	10/01/17	215,000	229,801
Saint Johns County, Florida Transportation Revenue, Refunding, AGM	5.00	10/01/20	310,000	359,727
Volusia County, Florida School Board Sales Tax Revenue, NATL	4.20	10/01/16	200,000	205,158
				7,863,161

Georgia 1.99%
Atlanta Downtown Development Authority, Series A, NATL	4.25	12/01/16	250,000	253,470
Carroll City-County, Georgia Hospital Authority, Tanner Medical Center, Inc. Project	5.00	07/01/18	600,000	656,922
Georgia State Municipal Electric Authority Revenue, Unrefunded, NATL	5.50	01/01/20	80,000	84,215
Georgia State Municipal Gas Authority, Toccoa Project, Refunding, AGM	5.00	06/01/22	600,000	699,090

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2015

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

Georgia (cont’d)
Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System and Affiliates Revenue, Anticipation Certificates, Series A	4.50	08/01/17	$150,000	$158,154
Gwinnett County, Georgia, Hospital Authority, Gwinnett Hospital Systems Revenue, Series B, AGM	5.00	07/01/18	250,000	273,135
				2,124,986

Guam 0.24%
Guam Education Financing Foundation Certificate of Participation, Series A	4.25	10/01/18	250,000	254,260

Idaho 0.24%
Idaho Housing & Finance Association, Grant & Revenue Anticipation, Federal Highway Trust Fund, Series A	5.00	07/15/21	225,000	261,803

Illinois 6.36%
Chicago Board of Education, GO Unlimited, NATL-IBC FGIC	5.25	12/01/19	300,000	319,437
Chicago Board of Education, Dedicated Revenues, GO Unlimited, Series F	5.00	12/01/16	300,000	304,866
Chicago, Illinois, City Colleges, GO Unlimited, AMBAC	5.00	01/01/17	115,000	117,432
Chicago, Illinois, Direct Access Bond, GO Unlimited, Series E-1 B, AMBAC	4.00	01/01/19	200,000	200,450
Chicago, Illinois, O’Hare International Airport Revenue, Gen - Third Lien, Series C, AGC	5.25	01/01/23	250,000	285,413
Clinton Bond Fayette Etc Counties Community College District No. 501 Kaskaskia, GO Unlimited	5.75	12/01/19	500,000	570,855
Du Page County, Refunding, GO Unlimited	5.60	01/01/21	385,000	427,785
Du Page County School District No. 33 West Chicago, Redunding, Series B	4.00	12/01/21	1,000,000	1,108,459
Illinois Metropolitan Pier & Exposition Authority, Unrefunded, NATL (ZCB)	1.73(1)	06/15/18	415,000	394,553
Illinois Regional Transportation Authority, Series A, AMBAC	7.20	11/01/20	145,000	167,822
Illinois State, GO Unlimited	5.00	05/01/18	1,000,000	1,058,520
Illinois State, Refunding, GO Unlimited	5.00	01/01/16	300,000	300,000
Illinois State, GO Unlimited	5.00	03/01/16	340,000	342,149
Lake & McHenry County, Fox Lake, Illinois, Debt Certificates, Series B	3.00	11/01/19	265,000	273,310

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2015

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

Illinois (cont’d)
Springfield, Illinois Metropolitan Sanitation District, Sewer Revenue, Senior Lien, Series A	4.00	01/01/17	$570,000	$586,906
Will Grundy Etc Counties Community College District No. 525, Joliet Junior College Project, GO Unlimited	6.25	06/01/22	300,000	335,772
				6,793,729

Indiana 2.21%
Fort Wayne, Indiana Waterworks Utility Revenue	2.00	12/01/16	585,000	592,523
Indiana State Finance Authority, Refunding	5.00	07/01/16	200,000	204,474
Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series 2007 L, NATL	5.25	01/01/33	305,000	324,883
Merrillville Redevelopment Authority	5.00	08/15/20	350,000	399,812
Tri-Creek 2002 High School Building, AGM	5.00	07/15/19	800,000	834,232
				2,355,924

Iowa 0.40%
University of Iowa Hospitals and Clinics, Iowa State Board of Regents, Hospital Revenue, Series A	3.00	09/01/19	400,000	424,032

Kansas 0.30%
Sedgwick County, Kansas, Unified School District No. 266 Maize, GO Unlimited, NATL	5.00	09/01/17	50,000	53,424
Wichita, Kansas, Refunding, GO Unlimited, Series A	5.00	12/01/17	250,000	269,638
				323,062

Kentucky 2.63%
Bowling Green, Kentucky, GO Unlimited, Series B	4.00	09/01/16	215,000	219,954
Fort Thomas Independent School District Finance Corp., Series C	2.00	11/01/17	465,000	474,630
Jefferson County School District Finance, Refunding, Series B	4.00	12/01/22	500,000	566,930
Kentucky Asset Liability Commission, Federal Highway Trust Fund	5.00	09/01/17	450,000	479,043
Kentucky Municipal Power Agency, Power System Revenue, Prairie State Project, Series A, NATL	5.25	09/01/22	440,000	471,099

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2015

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

Kentucky (cont’d)
Louisville & Jefferson County Metropolitan Sewer District, Series A	5.00	05/15/23	$500,000	$594,080
				2,805,736

Louisiana 4.53%
Lafayette Consolidated Government, GO Unlimited	5.00	03/01/23	200,000	235,016
Louisiana Office Facilities Corp, Refunding	5.00	11/01/17	700,000	749,693
Louisiana State, GO Unlimited, Series A	5.00	08/01/26	800,000	947,048
Louisiana State, Citizens Property Insurance Corp., Revenue Bonds, Series B, AMBAC	5.00	06/01/21	245,000	249,540
Shreveport, Louisiana, Refunding	5.00	05/01/16	2,620,000	2,658,172
				4,839,469

Massachusetts 0.21%
Stoughton, Massachusetts Public Improvement, GO Limited, NATL	4.00	05/01/17	225,000	227,495

Michigan 3.15%
Detroit, Michigan Local Development Financing Authority, Refunding, Series A	5.38	05/01/18	105,000	104,371
Gibraltar, Michigan School District, Refunding, AGM	5.00	05/01/21	475,000	543,842
Michigan Public Power Agency AFEC Project Revenue, Series A	4.50	01/01/19	280,000	300,952
Michigan State, Trunk Line Revenue, Refunding	4.50	11/01/26	105,000	115,826
Michigan State Grant Anticipation Bonds, AGM	5.00	09/15/16	200,000	206,078
Michigan State Hospital Finance Authority, Trinity Health, Series A	6.00	12/01/18	200,000	226,444
Michigan Strategic Fund, Series A, AGC	5.00	10/15/17	200,000	214,258
Portage Public Schools, School Building & Site, GO Unlimited, AGM	5.00	05/01/20	300,000	325,635
Romeo Community School District, Refunding, GO Unlimited	3.00	05/01/18	500,000	521,460
Wayne County, Michigan Airport Authority Revenue, Detroit Metropolitan Airport, Refunding, Series C	4.00	12/01/19	255,000	276,752
Zeeland Public Schools, Refunding, GO Unlimited	5.00	05/01/18	490,000	529,641
				3,365,259

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2015

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

Minnesota 1.31%
Chaska, Minnesota Electric Revenue, Refunding, Series A	3.00	10/01/17	$535,000	$553,928
Lake Washington Sanitary District, GO Unlimited, Series A, AGM	2.00	02/01/18	205,000	207,919
Minneapolis & St Paul, Minnesota Housing & Redevelopment Authority Health Care Systems, Children’s Health Care, Series B, AGM	4.00	08/15/16	250,000	254,843
Minneapolis & St Paul, Minnesota Metropolitan Airports Commission, Airport Revenue, Refunding, Series B, NATL	5.00	01/01/19	255,000	265,628
Royalton Independent School District No. 485, GO Unlimited, Series A	5.00	02/01/17	110,000	115,127
				1,397,445

Missouri 1.67%
Jackson County, Missouri, Special Obligation Refunding, Truman Sports Complex Project	5.00	12/01/18	215,000	238,237
Kansas City, Missouri, Refunding, Series B	5.00	08/01/19	650,000	731,192
Kansas City, Missouri Water Revenue, Series F, AGM	4.00	12/01/22	250,000	288,885
Missouri Development Finance Board, Eastland Center Project, Tax Allocation, Series A	5.00	04/01/17	250,000	260,585
Missouri State Health & Educational Facilities Authority, Southwestern Baptist University Revenue	3.00	10/01/17	265,000	267,952
				1,786,851

Nevada 0.10%
Clark County, Nevada, GO Limited, AMBAC	5.00	11/01/18	100,000	103,734

New Hampshire 0.60%
New Hampshire, Federal Highway Grant Anticipation Bonds	5.00	09/01/17	200,000	213,352
New Hampshire Health & Education Facilities Authority Revenue, Southern New Hampshire University Project	5.00	01/01/18	400,000	424,056
				637,408

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2015

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

New Jersey 5.33%
Atlantic City, New Jersey, Refunding Tax Appeal, GO Limited	4.00	11/01/18	$500,000	$432,855
Atlantic City, New Jersey Municipal Utilities Authority Revenue, Refunding, AMBAC	5.00	06/01/17	150,000	152,307
Camden County, New Jersey Improvement Authority, Refunding	4.00	01/15/18	600,000	634,872
Cumberland County, New Jersey Improvement Authority, Technical High School Project, AGM	3.00	09/01/17	550,000	568,535
Dennis Township, New Jersey, GO Unlimited	2.00	10/01/16	160,000	161,606
Elizabeth, New Jersey Parking Authority Project Revenue, Elizabethtown Plaza Redevelopment, Series B	4.00	11/01/17	255,000	268,946
Hudson County, New Jersey Improvement Authority Lease Revenue, North Hudson Regional Fire, Refunding, Series A, AGM	5.63	09/01/18	400,000	432,200
New Jersey Economic Development Authority Revenue, School Facilities Construction, Refunding	5.00	12/15/18	710,000	759,821
New Jersey Educational Facilities Authority, Montclair State University, Series A, AMBAC	5.00	07/01/31	175,000	178,915
New Jersey Health Care Facilities Financing Authority Revenue, Holy Name Medical Center, Refunding	5.00	07/01/19	215,000	236,691
New Jersey Transportation Trust Fund Authority, Series A, NATL	5.00	06/15/16	440,000	447,854
Passaic County Improvement Authority	5.00	05/01/24	700,000	829,542
Passaic Valley, New Jersey, Sewage Commissioners Revenue, Series G	5.75	12/01/21	500,000	590,760
				5,694,904

New Mexico 0.68%
Clayton, New Mexico, Jail Project Revenue, CIFG	4.00	11/01/17	235,000	241,834
Los Alamos County, New Mexico, Sales Tax Revenue	5.75	06/01/16	470,000	480,049
				721,883

New York 4.62%
Arlington Central School District, GO Unlimited	5.00	12/15/25	1,000,000	1,207,929
Ithaca, New York, Refunding, GO Limited, Series A	3.00	01/15/16	750,000	750,660

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2015

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

New York (cont’d)
Long Island Power Authority Revenue, New York Electric Systems, Series E	5.00	12/01/17	$330,000	$341,953
Long Island Power Authority Revenue, Series B	5.00	09/01/21	465,000	545,171
Nassau County Industrial Development Agency, New York Institute of Technology Project Revenue, Refunding, Remarketing, Series A	5.00	03/01/21	350,000	383,285
New York State Dormitory Authority, Nonconstruction Supported Debt, Municipal Facilities Health Lease, Series 1	5.00	01/15/17	300,000	312,585
North Castle, New York, Public Improvement, GO Unlimited	3.88	12/01/22	210,000	222,260
Patchogue-Medford Union Free School District, GO Unlimited	5.00	10/01/17	465,000	497,429
Sodus, New York Central School District, Refunding, GO Unlimited	3.00	06/15/18	640,000	666,374
				4,927,646

North Carolina 2.97%
Beaufort County, North Carolina, GO Limited	5.00	06/01/21	200,000	230,136
Charlotte, North Carolina Certificates of Participation, Series A	5.00	10/01/21	1,000,000	1,163,389
North Carolina Medical Care Commission, Firsthealth Carolina Project, Refunding, Series C	4.00	10/01/17	420,000	441,777
North Carolina State Capital Improvement Limited Obligation, Series 2011A	5.00	05/01/16	300,000	304,557
North Carolina State Grant Anticipation, Series 2015A, NATL	5.00	03/01/16	590,000	594,053
North Carolina State Municipal Power Agency #1, Catawba Electric Revenue, Refunding, Series A	5.25	01/01/20	400,000	434,504
				3,168,416

North Dakota 0.24%
North Dakota Public Finance Authority, State Revolving Fund Program, Series A	4.00	10/01/16	250,000	256,363

Ohio 0.93%
Cleveland, Ohio, Parking Facility Revenue, Prefunding, Refunding, AGM	5.25	09/15/22	130,000	160,087

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2015

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

Ohio (cont’d)
Lorain County, Ohio, Community College District, Revenue	3.25	12/01/17	$650,000	$679,504
Marion County, Ohio, Variable Refunding, GO Limited, CIFG	4.00	12/01/20	150,000	154,515
				994,106

Oklahoma 1.09%
Edmond Public Works Authority, Revenue, Refunding	5.00	07/01/23	300,000	355,896
Oklahoma County, Oklahoma Finance Authority, Jones Public School Project	4.00	09/01/16	200,000	204,356
Oklahoma Department of Transportation, Grant Anticipation Notes, NATL	5.00	09/01/16	250,000	257,155
Oklahoma State Agricultural & Mechanical Colleges, Oklahoma State University, Series A	5.00	08/01/21	300,000	345,627
				1,163,034

Oregon 0.21%
Oregon State Facilities Authority, Legacy Health Project Revenue, Refunding, Series A	4.50	05/01/20	200,000	225,268

Pennsylvania 3.07%
Allegheny County, Pennsylvania Sanitary Authority, AGM	5.00	06/01/19	700,000	785,932
Delaware Valley, Pennsylvania, Regional Financial Authority Revenue, Permanently Fixed Business Development Services, AMBAC	5.50	08/01/18	295,000	322,282
Lycoming County, Pennsylvania Authority Health System, Susquehanna Health Systems Project, Series A	5.10	07/01/20	140,000	153,552
Muhlenberg Township, Pennsylvania, GO Unlimited, AGM	3.00	11/01/17	280,000	287,358
Pennsylvania Higher Educational Facilities Authority, State System, Higher Education Project, Refunding, Series AQ	5.00	06/15/17	275,000	291,643
Philadelphia School District, Pennsylvania, Refunding, GO Unlimited, Series E	5.25	09/01/24	625,000	685,906
Reading, Pennsylvania School District, GO Unlimited, Series A	5.00	04/01/20	400,000	439,776

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2015

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

Pennsylvania (cont’d)
Wilkes-Barre Finance Authority, University of Scranton, Refunding, Series A	5.00	11/01/19	$275,000	$307,117
				3,273,566

Rhode Island 0.24%
Rhode Island State Economic Development Corporation Revenue, Series A, NATL	5.00	06/15/17	250,000	254,765

South Carolina 1.07%
Piedmont Municipal Power Agency, Series A-3	5.00	01/01/16	150,000	150,000
Spartanburg County, South Carolina Regional Health Services District, Hospital Revenue, Refunding, Series A	5.00	04/15/19	600,000	668,280
Spartanburg County, South Carolina Sanitation Sewer District, Series A, AGC	3.50	03/01/19	300,000	319,743
				1,138,023

Tennessee 0.67%
Haywood County, Tennessee, GO Unlimited, NATL	4.05	06/01/27	475,000	481,987
Memphis, Tennessee Sanitary Sewage System Revenue, Refunding, AGM	5.00	05/01/20	200,000	230,436
				712,423

Texas 17.36%
Addison, Texas Certificates of Obligation, GO Limited	4.50	02/15/28	140,000	149,467
Addison, Texas Certificates of Obligation, GO Unlimited	4.00	02/15/20	250,000	264,797
Annetta, Texas Certificates of Obligation, GO Limited	4.00	08/01/16	200,000	203,974
Beaumont Independent School District, GO Unlimited, PSF-GTD	5.00	02/15/23	1,000,000	1,045,670
Bexar, Texas, Venue Project, Refunding, AGM	4.00	08/15/16	1,615,000	1,648,785
Brownwood Independent School District, GO Unlimited, BAM	4.00	02/15/24	730,000	820,162
Center, Texas Certificates of Obligation, GO Limited, AGM (ZCB)	3.47(1)	02/15/20	150,000	137,888
Clear Lake, Texas, Waterworks & Sewer System, GO Unlimited	3.00	03/01/19	125,000	129,070
Conroe Independent School District, GO Unlimited, PSF-GTD	4.00	02/15/17	55,000	57,037

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2015

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

Texas (cont’d)
Corpus Christi, Texas Business & Job Development Corporation, Seawall Project, Sales Tax Revenue, Refunding	5.00	03/01/20	$350,000	$397,471
Dallas Area Rapid Transit, Senior Lien, AMBAC	5.00	12/01/16	585,000	608,570
Dallas, Texas Waterworks & Sewer System Revenue, Unrefunded, AMBAC	4.50	10/01/19	165,000	174,913
Dallas, Texas Waterworks & Sewer System Revenue, Prerefunded, AMBAC	4.50	10/01/19	60,000	63,895
Forney, Texas, GO Limited, AGM	5.00	02/15/27	500,000	524,375
Fort Bend Grand Parkway Toll Road Authority	5.00	03/01/25	1,000,000	1,195,209
Frisco, Texas Independent School District, School Building, GO Unlimited, Series A, PSF-GTD	4.50	08/15/25	180,000	189,727
Garland, Texas, GO Limited	5.00	02/15/25	650,000	747,591
Goose Creek, Texas Independent School District, GO Unlimited, Series A, PSF-GTD	5.25	02/15/18	370,000	388,807
Grand Prairie, Texas Independent School District, Refunding, GO Unlimited (ZCB)	4.97(1)	08/15/16	400,000	398,184
Greenville, Texas Independent School District, Refunding, GO Unlimited, PSF-GTD	4.00	08/15/17	120,000	122,503
Harris County, Texas, Refunding, GO Unlimited, Series B	4.50	10/01/31	220,000	226,640
Harris County, Texas Municipal Utility District No 290, GO Unlimited, Series A, BAM	1.50	09/01/17	200,000	201,470
Harris County, Texas Municipal Utility District No. 382, GO Unlimited, BAM	3.00	04/01/22	305,000	316,694
Houston Texas, Hotel Occupancy Tax, Unrefunded, Series B	5.00	09/01/19	45,000	46,213
Houston Texas, Hotel Occupancy Tax, Prerefunded, Series B	5.00	09/01/19	250,000	257,338
Houston Texas Combined Utility System Revenue, Prerefunded, BAM	5.00	11/15/27	150,000	161,510
Katy, Texas Independent School District, School Building, GO Unlimited, Series D, PSF-GTD	4.50	02/15/19	325,000	326,524
Laredo, Texas, Waterworks & Sewer System Revenue, AGM	4.25	03/01/18	100,000	103,632
Lavaca-Navidad River Authority, Series B	4.00	08/01/22	420,000	468,724
Lavaca-Navidad River Authority, Series A	4.00	08/01/22	270,000	301,323
Lockhart, Texas Certificates of Obligation, BAM	4.00	08/01/23	830,000	936,730

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2015

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

Texas (cont’d)
Lower Colorado River Authority, Transmission Contract Revenue, Refunding, Series A	5.00	05/15/21	$500,000	$584,990
Montgomery County, Texas Municipal Utility District No 113, GO Unlimited, BAM	2.00	09/01/17	260,000	263,778
Montgomery County, Texas Municipal Utility District No 113, GO Unlimited, BAM	2.00	09/01/16	735,000	741,350
Montgomery County, Texas Municipal Utility District No 119, GO Unlimited, Series A, AGM	4.00	04/01/18	315,000	332,820
North Texas Tollway Authority Revenue, Series F	5.75	01/01/38	300,000	328,203
Olmos Park Higher Education Facilities Corp, University of the Incarnate Word, Refunding	5.00	12/01/21	500,000	584,330
Pharr, Texas, Refunding, GO Limited, Series A	5.00	08/15/20	285,000	327,468
San Antonio, Texas, Water Revenue, Refunding	4.50	05/15/21	400,000	461,780
San Marcos, Texas Tax & Toll Revenue, GO Limited, AGM	5.10	08/15/27	400,000	427,560
Texarkana, Texas Waterworks & Sanitary Sewer System Revenue	3.00	08/01/20	95,000	98,538
Texarkana, Texas Waterworks & Sanitary Sewer System Revenue	3.00	08/01/19	90,000	93,274
Texarkana, Texas, Refunding, GO Limited	5.00	02/15/21	320,000	374,531
Texas Municipal Power Agency Revenue, Refunding, AGC	5.00	09/01/17	250,000	266,520
Travis County, Texas, GO Limited	1.50	03/01/16	250,000	250,525
Victoria County, Texas Junior College District, GO Limited	3.00	08/15/16	250,000	253,945
Waxahachie, Texas, Refunding, GO Limited, AMBAC	4.20	08/01/22	500,000	526,780
				18,531,285

Utah 1.04%
Salt Lake County, Utah, Westminster College Project Revenue	5.00	10/01/24	235,000	244,912
Utah State Building Ownership Authority, Lease Revenue, Refunding, Series C, AGM	5.50	05/15/19	500,000	534,855
Washington County-St George Interlocal Agency, Lease Revenue, Refunding, Series A	4.00	12/01/19	300,000	325,470
				1,105,237

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2015

Municipal Bonds (cont’d)	Coupon Rate %	Maturity Date	Principal Amount	Value

Washington 3.28%
Cowlitz County, Washington, Refunding, GO Limited, Series B	3.00	04/01/17	$175,000	$179,681
Cowlitz County, Washington, Refunding, GO Limited, Series A	3.00	04/01/18	195,000	202,587
Energy Northwest, Columbia Station, Unrefunded	5.00	07/01/24	755,000	771,701
Kennewick, Washington, Refunding, GO Limited	4.00	12/01/16	470,000	484,711
Snohomish County, Washington Public Utility District No 1, Refunding	5.00	12/01/17	550,000	592,658
Spokane County, Washington Public Facilities District, Refunding, Series B	5.00	12/01/21	950,000	1,113,114
Washington State Health Care Facilities Authority, Seattle Children's Hospital Project	5.00	10/01/17	150,000	160,515
				3,504,967

Wisconsin 3.12%
Johnson Creek School District, Bond Anticipation Note	3.00	03/01/20	1,000,000	1,024,720
Milwaukee, Wisconsin Sewerage System Revenue, Series S5	5.00	06/01/23	500,000	609,260
New Holstein, Wisconsin Electric System Revenue	4.25	05/01/18	270,000	273,297
Waunakee Community School District, Series A	5.00	04/01/18	250,000	271,590
Wisconsin State Health & Educational Facilities Authority, Luther Hospital Project	5.00	11/15/21	1,000,000	1,126,109
Wisconsin State, Refunding, GO Unlimited, Series 2, AMBAC	4.13	11/01/16	25,000	25,302
				3,330,278

Total Investments 89.46%				95,515,935
(cost $94,364,862)
Other assets and liabilities, net 10.54%				11,252,710

Net Assets 100.0%				$106,768,645

(1)	Represents Yield on zero coupon bond

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund Portfolio of Investments	December 31, 2015

Common Stocks 97.91%	Shares	Value
Aerospace/Defense 4.16%
Boeing Co.	1,600	$231,344
General Dynamics Corp.	1,900	260,984
Northrop Grumman Corp.	1,600	302,096
		794,424

Airlines 1.19%
Delta Air Lines, Inc.	4,500	228,105

Applications Software 3.05%
Microsoft Corp.	10,500	582,540

Athletic Footwear 2.61%
NIKE, Inc., Class B	8,000	500,000

Automotive Truck Parts & Equipment - Original 1.79%
Delphi Automotive plc	4,000	342,920

Beverages - Non-alcoholic 2.65%
Coca-Cola Enterprises	5,000	246,200
PepsiCo, Inc.	2,600	259,792
		505,992

Cable/Satellite TV 0.78%
Time Warner Cable, Inc.	800	148,472

Chemicals - Diversified 1.09%
LyondellBasell Industries N.V., Class A	2,400	208,560

Commercial Banks - Southern US 1.15%
Regions Financial Corp.	23,000	220,800

Commercial Banks - Western US 2.00%
Zions Bancorporation	14,000	382,200

Computer Services 2.79%
Accenture plc, Class A	4,500	470,250
Computer Sciences Corp.	1,000	32,680
CSRA, Inc.	1,000	30,000
		532,930
Computers 2.20%
Apple, Inc.	4,000	421,040

Consumer Products - Miscellaneous 0.99%
Clorox Co.	1,500	190,245

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value
Cosmetics & Toiletries 2.08%
Procter & Gamble Co.	5,000	$397,050

Cruise Lines 1.62%
Carnival Corp.	5,700	310,536

Data Processing/Management 3.59%
Broadridge Financial Solutions, Inc.	6,000	322,380
Fidelity National Information Services, Inc.	6,000	363,600
		685,980

Diagnostic Equipment 1.46%
Danaher Corp.	3,000	278,640

Disposable Medical Products 0.40%
CR Bard, Inc.	400	75,776

Diversified Banking Institutions 2.59%
JPMorgan Chase & Co.	7,500	495,225

Electric - Integrated 1.13%
Xcel Energy, Inc.	6,000	215,460

Electronic Components - Miscellaneous 1.11%
TE Connectivity Ltd.	3,300	213,213

Electronic Components - Semiconductors 3.82%
Avago Technologies Ltd.	2,000	290,300
Microchip Technology, Inc.	4,500	209,430
Texas Instruments, Inc.	4,200	230,202
		729,932

Finance - Credit Card 5.64%
MasterCard, Inc., Class A	5,500	535,480
Visa, Inc., Class A	7,000	542,850
		1,078,330

Finance - Other Services 2.86%
Intercontinental Exchange, Inc.	1,000	256,260
Nasdaq, Inc.	5,000	290,850
		547,110

Life/Health Insurance 1.06%
Prudential Financial, Inc.	2,500	203,525

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value
Medical - Biomedical/Gene 2.27%
Amgen, Inc.	1,300	$211,029
Gilead Sciences, Inc.	2,200	222,618
		433,647

Medical - Drugs 5.32%
Abbott Laboratories	5,600	251,496
Johnson & Johnson	4,000	410,880
Pfizer, Inc.	11,000	355,080
		1,017,456

Medical - HMO 5.81%
Aetna, Inc.	3,000	324,360
Anthem, Inc.	2,600	362,544
UnitedHealth Group, Inc.	3,600	423,504
		1,110,408

Multi-line Insurance 3.50%
Hartford Financial Services Group, Inc.	5,000	217,300
MetLife, Inc.	4,000	192,840
XL Group plc, Class A	6,600	258,588
		668,728

Networking Products 1.14%
Cisco Systems, Inc.	8,000	217,240

Non-hazardous Waste Disposal 1.54%
Republic Services, Inc., Class A	6,700	294,733

Office Supplies & Forms 0.98%
Avery Dennison Corp.	3,000	187,980

Oil - Field Services 2.79%
Baker Hughes, Inc.	4,000	184,600
Schlumberger Ltd.	5,000	348,750
		533,350

Oil Companies - Integrated 2.04%
Exxon Mobil Corp.	5,000	389,750

Oil Refining & Marketing 0.74%
Valero Energy Corp.	2,000	141,420

Retail - Building Products 2.07%
Home Depot, Inc.	3,000	396,750

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Retail - Computer Equipment 0.88%
GameStop Corp., Class A	6,000	$168,240

Retail - Consumer Electronics 0.83%
Best Buy Companies, Inc.	5,200	158,340

Retail - Discount 2.25%
Costco Wholesale Corp.	1,500	242,250
Target Corp.	2,600	188,786
		431,036

Retail - Drug Store 2.56%
CVS Health Corp.	5,000	488,850

Retail - Major Department Store 1.52%
TJX Companies, Inc.	4,100	290,731

Retail - Restaurants 1.57%
Starbucks Corp.	5,000	300,150

Super-Regional Banks - US 1.30%
PNC Financial Services Group, Inc.	2,600	247,806

Telephone - Integrated 1.21%
Verizon Communications, Inc.	5,000	231,100

Tobacco 2.44%
Altria Group, Inc.	8,000	465,680

Toys 1.34%
Hasbro, Inc.	3,800	255,968

Total Common Stocks		18,718,368
(cost $18,145,480)

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund Portfolio of Investments	December 31, 2015

Rights 0.04%	Shares	Value

Food - Retail 0.04%
Casa Ley, S.A. de C.V., Contingent Value Right	7,200	$ 7,307	*#@
Property Development Centers, LLC, Contingent Value Right	7,200	352	*#@

Total Rights		7,659
(cost $0)

Total Investments 97.95%		18,726,027
(cost $18,145,480)
Other assets and liabilities, net 2.05%		391,277

Net Assets 100.0%		$19,117,304

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund Portfolio of Investments	December 31, 2015

Common Stocks 88.93%	Shares	Value

Aerospace/Defense 4.71%
Boeing Co.	13,400	$1,937,506

Airlines 12.49%
Alaska Air Group, Inc.	19,600	1,577,996
Allegiant Travel Co., Class A	5,600	939,848
Hawaiian Holdings, Inc.	21,000	741,930	*
Southwest Airlines Co.	43,600	1,877,416
		5,137,190

Building Products - Air & Heating 3.70%
Lennox International, Inc.	12,200	1,523,780

Commercial Services 0.87%
Nutrisystem, Inc.	16,500	357,060

Communications Software 3.21%
SolarWinds, Inc.	22,400	1,319,360	*

Computer Services 3.25%
Manhattan Associates, Inc.	20,200	1,336,634	*

Computer Software 2.68%
Rackspace Hosting, Inc.	43,600	1,103,952	*

Computers 4.55%
Apple, Inc.	17,800	1,873,628

E-Commerce/Products 0.64%
Blue Nile, Inc.	7,100	263,623	*

Electronic Components - Semiconductors 4.09%
Skyworks Solutions, Inc.	21,900	1,682,577

Energy - Alternate Sources 0.07%
Pacific Green Energy Corp. (RS)	100,000	29,610	*#@

Finance - Commercial 0.70%
IOU Financial, Inc.	729,800	287,447	*

Finance - Investment Banker/Broker 2.16%
Interactive Brokers Group, Inc., Class A	20,400	889,440

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Finance - Other Services 6.61%
CBOE Holdings, Inc.	22,800	$1,479,720
MarketAxess Holdings, Inc.	11,100	1,238,649
		2,718,369

Gold Mining 0.00%
Gran Colombia Gold Corp.	996	94	*

Home Furnishings 1.50%
Select Comfort Corp.	28,800	616,608	*

Human Resources 1.60%
Insperity, Inc.	13,700	659,655

Life/Health Insurance 3.98%
Principal Financial Group, Inc.	36,400	1,637,272

Medical - Biomedical/Gene 10.99%
Cambrex Corp.	14,500	682,805	*
Gilead Sciences, Inc.	18,600	1,882,134
Regeneron Pharmaceuticals, Inc.	3,600	1,954,332	*
		4,519,271

Medical - HMO 2.50%
Molina Healthcare, Inc.	17,100	1,028,223	*

Medical - Hospitals 0.00%
African Medical Investments plc	1,000,000	0	*#@

Networking Products 1.78%
LogMeIn, Inc.	10,900	731,390	*

Property/Casualty Insurance 1.24%
Universal Insurance Holdings, Inc.	22,000	509,960

Real Estate Operating/Development 0.78%
Pacific Infrastructure Ventures, Inc. (RS)	426,533	319,900	*#@

Retail - Auto Parts 4.50%
O'Reilly Automotive, Inc.	7,300	1,849,966	*

Retail - Building Products 4.66%
Home Depot, Inc.	14,500	1,917,625

Retail - Restaurants 4.66%
Starbucks Corp.	31,900	1,914,957

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Retail - Video Rental 1.01%
Outerwall, Inc.	11,400	$416,556

Total Common Stocks		36,581,653
(cost $36,849,949)

Warrants 0.00%

Gold Mining 0.00%
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	3,700	0	*#@
Gran Colombia Gold Corp., 144A, Warrants (March 2019)	250	7	*

Total Warrants		7
(cost $0)

Purchased Call Option 0.00%	Contracts

Retail - Restaurants 0.00%
Chipotle Mexican Grill, Inc., Strike Price 630, Expiration Jan. 2016	20	800	*
(cost $50,435)

Gold-Linked Notes 0.46%	Principal Amount

Gold Mining 0.46%
Gran Colombia Gold Corp., 10.00%, maturity 10/31/17	$15,000	7,425	#^@
Gran Colombia Gold Corp., 144A, 10.00%, maturity 10/31/17	370,000	183,150	#^@

Total Gold-Linked Notes		190,575
(cost $379,500)

Silver-Linked Notes 0.41%

Gold Mining 0.41%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	424,000	167,480^
(cost $340,261)

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund Portfolio of Investments	December 31, 2015

Corporate Note 0.52%	Principal Amount	Value

Electric - Generation 0.52%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	$212,500	$212,500	#@
(cost $212,500)

Total Investments 90.32%		37,153,015
(cost $37,832,645)
Other assets and liabilities, net 9.68%		3,981,677

Net Assets 100.0%		$41,134,692

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund Portfolio of Investments	December 31, 2015

Common Stocks 80.05%	Shares	Value

Agricultural Chemicals 4.91%
PhosAgro OAO, GDR	118,900	$1,525,935
Potash Corporation of Saskatchewan, Inc.	55,000	941,600
Syngenta, AG, Sponsored ADR	31,000	2,440,630
		4,908,165
Agricultural Operations 1.85%
Agriterra Ltd.	69,849,776	559,865	*+
Archer-Daniels-Midland Co.	21,400	784,952
Kernel Holding S.A.	41,000	501,081
		1,845,898
Automotive Truck Parts & Equipment - Original 0.96%
Lear Corp.	7,800	958,074

Building & Construction - Miscellaneous 0.49%
Summit Materials, Inc., Class A	24,350	487,974	*

Building Products - Cement/Aggregates 3.37%
Martin Marietta Materials, Inc.	7,000	956,060
U.S. Concrete, Inc.	27,300	1,437,618	*
Vulcan Materials Co.	10,300	978,191
		3,371,869

Building Products - Wood 1.67%
Masco Corp.	34,300	970,690
Universal Forest Products, Inc.	10,200	697,374
		1,668,064

Chemicals - Diversified 3.95%
Dow Chemical Co.	18,800	967,824
LyondellBasell Industries N.V., Class A	23,200	2,016,080
Westlake Chemical Corp.	17,800	966,896
		3,950,800

Chemicals - Specialty 2.08%
Albemarle Corp.	20,000	1,120,200
Balchem Corp.	15,800	960,640
		2,080,840

Coal 0.20%
Pacific Coal Resources Ltd.	4,362,314	31,526	*+
Sable Mining Africa Ltd.	25,898,366	169,556	*
Walter Energy, Inc., 144A	4,293	48	*
		201,130

Coatings/Paint 0.96%
Sherwin-Williams Co.	3,700	960,520

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Containers - Paper/Plastic 1.33%
Sealed Air Corp.	16,000	$713,600
Winpak Ltd.	18,600	612,428
		1,326,028

Diamonds/Precious Stones 0.48%
Diamond Fields International Ltd.	1,800,000	19,513	*
Lucara Diamond Corp.	278,400	452,699
Rockwell Diamonds, Inc., 144A	63,333	6,065	*
		478,277

Diversified Minerals 0.45%
Canada Zinc Metals Corp.	1,000,000	95,758	*
Dundee Sustainable Technologies, Inc.	3,587,500	194,451	*
Encanto Potash Corp., 144A	3,000,000	140,926	*
Niocan, Inc., 144A	362,069	22,242	*
		453,377

Electric - Integrated 1.29%
NextEra Energy, Inc.	12,400	1,288,236

Energy - Alternate Sources 1.68%
First Solar, Inc.	14,700	970,053	*
Pacific Green Energy Corp. (RS)	2,400,000	710,640	*+#@
		1,680,693

Food - Meat Products 4.02%
Hormel Foods Corp.	12,800	1,012,224
Tyson Foods, Inc., Class A	56,500	3,013,145
		4,025,369

Food - Miscellaneous/Diversified 4.37%
Cal-Maine Foods, Inc.	52,700	2,442,118
General Mills, Inc.	16,700	962,922
Ingredion, Inc.	10,100	967,984
		4,373,024

Forestry 1.75%
Bravern Ventures Ltd.	254,431	6,895	*
Western Forest Products, Inc.	1,065,000	1,739,467
		1,746,362

Gas - Distribution 0.25%
Chesapeake Utilities Corp.	4,400	249,700

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Gold Mining 9.75%
Chesapeake Gold Corp., 144A	52,400	$66,650	*
Claude Resources, Inc.	1,200,785	676,890	*
Corona Minerals Ltd.	100,000	219	*#@
Gran Colombia Gold Corp.	147,047	13,815	*
Kinross Gold Corp.	1	2	*
Klondex Mines Ltd.	1,767,800	3,615,577	*
Newcrest Mining Ltd., Sponsored ADR	41,500	387,610	*
Newmont Mining Corp.	32,500	584,675
NGEx Resources, Inc.	510,000	239,575	*
Richmont Mines, Inc.	407,500	1,307,621	*
Royal Gold, Inc.	15,000	547,050
Rusoro Mining Ltd.	3,000,000	140,926	*
Sunridge Gold Corp.	4,600,000	914,215	*+
Sunridge Gold Corp., 144A	6,333,788	1,258,793	*+
		9,753,618

Medical - Hospitals 0.00%
African Medical Investments plc	2,507,500	0	*#@

Metal - Aluminum 2.88%
Alcoa, Inc.	129,000	1,273,230
Kaiser Aluminum Corp.	17,000	1,422,220
Norsk Hydro ASA, Sponsored ADR	50,000	188,250
		2,883,700

Metal - Copper 4.31%
Catalyst Copper Corp., 144A	166,666	15,658	*
First Quantum Minerals Ltd.	157,000	587,743
Freeport-McMoRan, Inc.	135,000	913,950
Nevsun Resources Ltd.	400,000	1,084,000
Southern Copper Corp.	29,000	757,480
Turquoise Hill Resources Ltd.	375,000	952,500	*
Verona Development Corp.	708,800	0	*#@
		4,311,331

Metal - Diversified 2.99%
GoviEx Uranium, Inc., Class A	755,000	24,554	*
GoviEx Uranium, Inc., 144A, Class A	58,000	1,886	*
Mandalay Resources Corp.	2,000,000	925,056
Orsu Metals Corp., 144A	147,605	2,400	*
Rio Tinto plc, Sponsored ADR	70,000	2,038,400
		2,992,296

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Metal - Iron 0.02%
Oceanic Iron Ore Corp.	200,000	$12,647	*
WAI Capital Investment Corp., 144A	292,500	5,285	*
		17,932

Mining Services 0.32%
Bounty Mining Ltd.	22,000,000	320,627	*#@

Natural Resource Technology 0.14%
I-Pulse, Inc., 144A (RS)	15,971	137,351	*#@

Non - Ferrous Metals 0.04%
Almonty Industries, Inc.	159,309	32,237	*
Sterling Group Ventures, Inc., 144A	500,000	6,250	*
		38,487

Office Supplies & Forms 1.44%
Avery Dennison Corp.	23,000	1,441,180

Oil - Field Services 1.76%
Atlas Development & Support Services Ltd.	42,993,083	348,087	*+
Core Laboratories N.V.	8,800	956,912
Oceaneering International, Inc.	12,000	450,240
		1,755,239

Oil - US Royalty Trusts 0.30%
BP Prudhoe Bay Royalty Trust	12,000	299,280

Oil & Gas Drilling 1.64%
Parsley Energy, Inc., Class A	88,800	1,638,360	*

Oil Companies - Exploration & Production 4.25%
Africa Energy Corp., 144A	2,110,889	175,437	*
BNK Petroleum, Inc.	2,600,000	394,594	*
Callon Petroleum Co.	61,000	508,740	*
Diamondback Energy, Inc.	7,500	501,750
Ivanhoe Energy, Inc.	18,719	749	*
Newfield Exploration Co.	15,100	491,656	*
PDC Energy, Inc.	8,800	469,744	*
Raging River Exploration, Inc.	40,000	241,960	*
Range Energy Resources, Inc., 144A	15,000,000	271,013	*
Synergy Resources Corp.	25,900	220,668	*
U.S. Oil Sands, Inc.	7,000,000	404,712	*
U.S. Oil Sands, Inc., 144A	9,900,000	572,378	*
		4,253,401

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Oil Companies - Integrated 1.94%
Chevron Corp.	10,800	$971,568
Exxon Mobil Corp.	12,400	966,580
		1,938,148

Oil Refining & Marketing 2.24%
Marathon Petroleum Corp.	4,000	207,360
Tesoro Corp.	7,500	790,275
Valero Energy Corp.	16,100	1,138,431
Western Refining, Inc.	3,000	106,860
		2,242,926

Poultry 0.96%
Pilgrim's Pride Corp.	43,400	958,706

Power Converters/Supply Equipment 0.24%
Gamesa Tecnologica S.A.	14,000	239,681

Real Estate Operating/Development 5.58%
Pacific Infrastructure Ventures, Inc. (RS)	7,443,544	5,582,658	*#@

Retail - Gardening Products 1.02%
Tractor Supply Co.	11,900	1,017,450

Steel - Producers 0.30%
Severstal PAO, GDR	15,000	125,324
Steel Dynamics, Inc.	10,000	178,700
		304,024

Transportation - Marine 1.63%
DHT Holdings, Inc.	202,000	1,634,180

Water 0.24%
American States Water Co.	5,800	243,310

Total Common Stocks		80,058,285
(cost $162,076,395)

Exchange-Traded Fund 1.04%

Alerian MLP ETF	86,000	1,036,300
(cost $1,014,455)

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund Portfolio of Investments	December 31, 2015

Warrants 0.10%	Shares	Value

Gold Mining 0.10%
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	86,150	$0	*#@
Gran Colombia Gold Corp., 144A, Warrants (March 2019)	59,500	1,613	*
New Gold, Inc., 144A, Warrants (June 2017)	822,570	35,668	*
Sunridge Gold Corp., 144A, Warrants (October 2017)	6,333,788	68,661	*+
		105,942

Metal - Copper 0.00%
Catalyst Copper Corp., 144A, Warrants (February 2017)	83,333	0	*#@

Metal - Iron 0.00%
WAI Capital Investment Corp., 144A, Warrants (March 2016)	292,500	0	*#@

Total Warrants		105,942
(cost $239,066)

Purchased Call Option 0.25%	Contracts

Oil Refining & Marketing 0.25%
Phillips 66, Strike Price 82.50, Expiration Jan. 2017	300	247,500	*
(cost $239,853)

Gold-Linked Notes 4.43%	Principal Amount

Gold Mining 4.43%
Gran Colombia Gold Corp., 10.00%, maturity 10/31/17	$332,000	164,340	^#@
Gran Colombia Gold Corp., 144A, 10.00%, maturity 10/31/17	8,615,000	4,264,425	^#@

Total Gold-Linked Notes		4,428,765
(cost $8,822,210)

Silver-Linked Notes 2.65%

Gold Mining 2.65%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	2,000,000	790,000	^
Gran Colombia Gold Corp., 144A, 5.00%, maturity 08/11/18	4,705,000	1,858,475	^

Total Silver-Linked Notes		2,648,475
(cost $5,786,165)

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund Portfolio of Investments	December 31, 2015

Corporate Note 2.55%	Principal Amount	Value

Electric - Generation 2.55%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	$2,550,000	$2,550,000	#@
(cost $2,550,000)

Total Investments 91.07%		91,075,267
(cost $180,728,144)
Other assets and liabilities, net 8.93%		8,932,406

Net Assets 100.0%		$100,007,673

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund Portfolio of Investments	December 31, 2015

Common Stocks 83.09%	Shares	Value

Agricultural Operations 0.39%
Agriterra Ltd.	38,536,200	$308,878	*

Capital Pools 0.00%
Pinecrest Resources Ltd.	100,000	4,336	*

Coal 0.14%
Pacific Coal Resources Ltd.	1,182,764	8,548	*
Sable Mining Africa Ltd.	15,132,281	99,070	*
		107,618

Diamonds/Precious Stones 2.23%
Lucapa Diamond Co., Ltd.	1,000,000	201,163	*
Lucara Diamond Corp.	900,000	1,463,468
Northern Superior Resources, Inc.	1,000,000	10,841	*
Olivut Resources Ltd.	645,000	53,606	*
Rockwell Diamonds, Inc., 144A	171,667	16,438	*
		1,745,516

Diversified Minerals 1.11%
Adamera Minerals Corp.	119,543	1,296	*
Amarc Resources Ltd.	695,545	30,160	*
Burey Gold Ltd.	36,000,000	406,614	*
Calibre Mining Corp.	4,650,000	235,239	*
Duketon Mining Ltd.	1,950,000	124,729	*
Indochine Mining Ltd.	4,000,000	17,489	*#@
Riverside Resources, Inc.	527,000	55,225	*
		870,752

Gold Mining 60.88%
ABM Resources NL	625,000	18,229	*
Agnico Eagle Mines Ltd.	30,000	788,400
Alacer Gold Corp.	150,000	267,760	*
Algold Resources Ltd.	1,000,000	65,043	*
Almaden Minerals Ltd.	400,000	274,626	*
Atlantic Gold Corp.	1,250,000	298,114	*
B2Gold Corp.	229,677	234,271	*
Bonterra Resources, Inc.	2,500,000	334,249	*
Canyon Resources Ltd.	10,006,593	346,360	*+
Chesapeake Gold Corp., 144A	192,199	244,468	*
Claude Resources, Inc.	3,614,530	2,037,532	*
Comstock Mining, Inc.	2,665,000	1,065,733	*
CopperBank Resources Corp.	195,000	6,342	*
CopperBank Resources Corp., 144A	174,000	5,659	*
Corona Minerals Ltd.	1,625,000	3,552	*#@
Detour Gold Corp.	100,000	1,041,411	*

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Gold Mining (cont’d)
Doray Minerals Ltd.	1,676,470	$713,833	*
Eastmain Resources, Inc.	1,800,000	442,292	*
Gold Fields Ltd., Sponsored ADR	125,000	346,250
Gold Standard Ventures Corp.	2,170,000	1,466,486	*
Gran Colombia Gold Corp.	244,247	22,947	*
Guyana Goldfields, Inc.	200,000	445,183	*
IDM Mining Ltd.	3,975,000	244,182	*
Integra Gold Corp.	3,500,000	860,013	*
Kaminak Gold Corp., Class A	700,000	435,065	*
Klondex Mines Ltd.	6,045,000	12,363,482	*
Lake Shore Gold Corp.	1,806,249	1,462,021	*
Lake Shore Gold Corp. (RS)	1,000,000	768,953	*#@
Lexam VG Gold, Inc., 144A	2,406,501	113,047	*
Malbex Resources, Inc., 144A	1,333,333	26,499	*
Mammoth Resources Corp.	2,818,000	10,183	*+
Mirasol Resources Ltd.	2,000,000	1,271,952	*
Newmarket Gold, Inc.	1,000,000	975,645	*
NGEx Resources, Inc.	2,000,000	939,510	*
Northern Star Resources Ltd.	275,000	559,219
Oban Mining Corp.	200,000	172,003	*
OceanaGold Corp.	205,348	391,789
Osisko Gold Royalties Ltd.	415,000	4,099,913
Petaquilla Minerals Ltd., 144A	2,660,000	4,037	*
Pretium Resources, Inc.	300,000	1,508,998	*
Pretium Resources, Inc.	300,000	1,512,000	*
Pure Gold Mining, Inc.	2,500,000	207,776	*
Radius Gold, Inc., 144A	4,075,000	176,700	*
Red Eagle Mining Corp.	221,920	44,105	*
Redstar Gold Corp.	8,797,714	206,638	*
Richmont Mines, Inc.	250,000	802,500	*
Royal Gold, Inc.	10,000	364,700
Rusoro Mining Ltd.	6,000,000	281,853	*
Rye Patch Gold Corp.	4,750,000	446,267	*
Rye Patch Gold Corp., 144A	1,800,000	169,112	*
Seafield Resources Ltd., 144A	1,300,000	4,698	*#@
Skeena Resources Ltd.	4,000,000	180,675	*
St Barbara Ltd.	2,300,000	2,401,943	*
Sunridge Gold Corp.	2,250,000	447,171	*
Sunridge Gold Corp., 144A	1,900,000	377,611	*
Taurus Gold Ltd., 144A (RS)	2,448,381	46,274	*#@
Teranga Gold Corp.	1,875,000	663,981	*
Tolima Gold, Inc., 144A	4,100,000	14,815	*
TriStar Gold, Inc.	17,994,000	2,275,746	*+

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Gold Mining (cont’d)
Wesdome Gold Mines Ltd.	350,000	$321,240	*
		47,621,056

Medical - Hospitals 0.00%
African Medical Investments plc	4,637,500	0	*#@

Metal - Copper 0.07%
Catalyst Copper Corp.	52,133	4,898	*
Catalyst Copper Corp., 144A	66,667	6,264	*
Rockcliff Copper Corp.	50,000	813	*
Rockcliff Copper Corp., 144A	2,620,000	42,603	*
Verona Development Corp.	48,500	0	*#@
		54,578

Metal - Diversified 8.32%
Balmoral Resources Ltd.	1,000,000	310,761	*
Calico Resources Corp.	4,178,500	249,134	*
Cardinal Resources Ltd.	9,000,000	920,252	*+
Dalradian Resources, Inc.	1,800,000	1,027,679	*
Elissa Resources Ltd., 144A	12,083	1,223	*
Falco Resources Ltd.	1,953,700	374,164	*
First Point Minerals Corp.	2,000,000	72,270	*
Ivanhoe Mines Ltd., Class A	100,000	44,085	*
Mandalay Resources Corp.	2,500,000	1,156,320
Mineral Mountain Resources Ltd.	10,000,000	180,675	*+
Nevada Sunrise Gold Corp.	325,000	49,324	*
Novo Resources Corp.	1,100,000	461,083	*
Orex Minerals, Inc.	9,510,000	996,567	*+
Orsu Metals Corp., 144A	1,869,220	30,395	*
Reservoir Minerals, Inc.	191,100	563,480	*
Silver Bull Resources, Inc.	2,350,000	70,500	*
		6,507,912

Mining Services 0.45%
Argent Minerals Ltd.	17,100,000	301,699	*+
Energold Drilling Corp.	200,000	49,144	*
		350,843

Oil Companies - Exploration & Production 0.00%
Big Sky Energy Corp.	2,000,000	0	*#@

Platinum 0.28%
Pacific North West Capital Corp.	430,555	6,223	*
Platinum Group Metals Ltd.	1,500,000	211,390	*
		217,613

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Precious Metals 7.13%
Almadex Minerals Ltd.	240,000	$26,884	*
Barsele Minerals Corp.	9,411,500	782,195	*+
Candente Gold Corp., 144A	4,875,000	61,655	*+
Kootenay Silver, Inc.	1,000,000	133,700	*
Lundin Gold, Inc.	764,000	2,098,143	*
Lundin Gold, Inc., 144A	70,000	192,238	*
Roxgold, Inc.	3,500,000	1,770,615	*
Santana Minerals Ltd.	2,400,000	15,841	*
Solitario Exploration & Royalty Corp.	1,000,000	494,000	*
		5,575,271

Silver Mining 2.09%
Fortuna Silver Mines, Inc.	570,000	1,282,500	*
MAG Silver Corp.	25,000	176,519	*
Santacruz Silver Mining Ltd.	1,600,000	104,069	*
Source Exploration Corp.	4,975,000	71,909	*+
		1,634,997

Total Common Stocks		64,999,370
(cost $151,578,363)

Exchange-Traded Funds 0.00%

Market Vectors Gold Miners ETF	20	274
Market Vectors Junior Gold Miners ETF	8	154

Total Exchange-Traded Funds		428
(cost $2,195)

Warrants 1.00%

Diamonds/Precious Stones 0.01%
Lucapa Diamond Co., Ltd., Warrants (April 2016)	250,000	6,558	*

Diversified Minerals 0.01%
Burey Gold Ltd., Warrants (August 2017)	3,500,000	6,376	*

Gold Mining 0.81%
Alamos Gold, Inc., Warrants (August 2018)	110,000	11,527
Algold Resources Ltd., Warrants (December 2016)	500,000	0	*#@
Bonterra Resources, Inc., Warrants (July 2018)	625,000	0	*#@
Canyon Resources Ltd., Warrants (January 2017)	6,168,864	56,191	*+
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	58,450	0	*#@
Gran Colombia Gold Corp., 144A, Warrants (March 2019)	96,250	2,609	*

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund Portfolio of Investments	December 31, 2015

Warrants (cont’d)	Shares	Value

Gold Mining (cont’d)
New Gold, Inc., 144A, Warrants (June 2017)	352,530	$15,286	*
Oban Mining Corp., Warrants (August 2018)	1,000,000	16,261	*
Osisko Gold Royalties Ltd., Warrants (February 2022)	377,500	514,264	*
Skeena Resources Ltd., Warrants (October 2016)	10,000,000	0	*#@
Sunridge Gold Corp., 144A, Warrants (October 2017)	1,900,000	20,597	*
Tolima Gold, Inc., 144A, Warrants (March 2016)	1,625,000	0	*#@
Tolima Gold, Inc., 144A, Warrants (December 2016)	425,000	0	*#@
Veris Gold Corp., Warrants (August 2016)	250,000	0	*#@
Veris Gold Corp., Warrants (December 2016)	282,200	0	*#@
		636,735

Metal - Copper 0.00%
Catalyst Copper Corp., 144A, Warrants (February 2017)	33,333	0	*#@

Metal - Diversified 0.17%
Dalradian Resources, Inc., Warrants (July 2017)	1,500,000	130,086	*
HudBay Minerals, Inc., Warrants (July 2018)	17,000	3,686	*
Mineral Mountain Resources Ltd., Warrants (October 2016)	3,500,000	0	*+#@
Orex Minerals, Inc., 144A, Warrants (March 2016)	600,000	0	*+#@
Orex Minerals, Inc., 144A, Warrants (November 2017)	1,250,000	0	*+#@
		133,772

Precious Metals 0.00%
Barsele Minerals Corp., Warrants (March 2016)	600,000	0	*+#@
Barsele Minerals Corp., Warrants (November 2017)	1,250,000	0	*+#@
Santana Minerals, Ltd., Warrants (March 2016)	400,000	0	*#@
		0

Silver Mining 0.00%
Source Exploration Corp, Warrants (February 2017)	2,500,000	0	*+#@

Total Warrants		783,441
(cost $1,152,388)

Special Warrant 0.00%

Gold/Mineral Exploration & Development 0.00%
Western Exploration & Development Ltd., 144A, Warrants (RS)	600,000	0	*#@
(cost $300,000)

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund Portfolio of Investments	December 31, 2015

Rights 0.08%	Shares	Value

Metal - Diversified 0.08%
Cardinal Resources Ltd.	1,500,000	$62,850	*+
(cost $13,109)

Purchased Call Options 0.14%	Contracts

Gold Mining 0.11%
AngloGold Ashanti Ltd., Strike Price 10.00, Expiration Jan. 2016	525	2,625	*
Barrick Gold Corp., Strike Price 13.00, Expiration Jan. 2016	650	650	*
Eldorado Gold Corp., Strike Price 7.00, Expiration Jan. 2016	1,800	9,000	*
Gold Fields Ltd., Strike Price 5.00, Expiration Jan. 2016	1,000	1,000	*
IAMGOLD Corp., Strike Price 4.00, Expiration Jan. 2016	270	1,350	*
Newmont Mining Corp., Strike Price 25.00, Expiration Jan. 2016	375	1,125	*
NovaGold Resources, Inc., Strike Price 4.50, Expiration Jan. 2016	1,500	11,250	*
Randgold Resources Ltd., Strike Price 65.00, Expiration Jan. 2016	110	6,875	*
Seabridge Gold, Inc., Strike Price 7.00, Expiration Jan. 2016	425	55,250	*
Yamana Gold, Inc., Strike Price 8.00, Expiration Jan. 2016	314	314	*
		89,439

Silver Mining 0.03%
First Majestic Silver Corp., Strike Price 10.00, Expiration Jan. 2016	328	1,640	*
Pan American Silver Corp., Strike Price 10.00, Expiration Jan. 2016	263	1,315	*
Silver Standard Resources, Inc., Strike Price 5.00, Expiration Jan. 2016	598	19,435	*
Silver Wheaton Corp., Strike Price 20.00, Expiration Jan. 2016	154	154	*
		22,544

Total Purchased Call Options		111,983
(cost $1,608,717)

Gold-Linked Notes 3.84%	Principal Amount

Gold Mining 3.84%
Gran Colombia Gold Corp., 10.00%, maturity 10/31/17	$215,000	106,425	#^@
Gran Colombia Gold Corp., 144A, 10.00%, maturity 10/31/17	5,845,000	2,893,275	#^@

Total Gold-Linked Notes		2,999,700
(cost $5,977,400)

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund Portfolio of Investments	December 31, 2015

Silver-Linked Notes 4.45%	Principal Amount	Value

Gold Mining 4.45%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	$655,000	$258,725	^
Gran Colombia Gold Corp., 144A, 5.00%, maturity 08/11/18	8,150,000	3,219,250	^

Total Silver-Linked Notes		3,477,975
(cost $8,616,219)

Corporate Note 0.87%

Electric - Generation 0.87%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	680,000	680,000	#@
(cost $680,000)

Total Investments 93.47%		73,115,747
(cost $169,928,391)
Other assets and liabilities, net 6.53%		5,110,107

Net Assets 100.0%		$78,225,854

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund Portfolio of Investments	December 31, 2015

Common Stocks 79.83%	Shares	Value

Diamonds/Precious Stones 1.72%
Lucara Diamond Corp.	400,000	$650,430
Petra Diamonds Ltd.	275,000	352,724
		1,003,154

Diversified Minerals 0.23%
Lundin Mining Corp.	50,000	137,313	*

Gold Mining 69.10%
Agnico Eagle Mines Ltd.	100,000	2,628,000
Alacer Gold Corp.	500,000	892,534
B2Gold Corp.	229,676	234,270	*
Claude Resources, Inc.	4,209,685	2,373,025	*
Comstock Mining, Inc.	3,193,077	1,276,911	*
Detour Gold Corp.	125,000	1,301,763	*
Doray Minerals Ltd.	1,117,647	475,889	*
Eldorado Gold Corp.	157,479	467,713
Gold Fields Ltd., Sponsored ADR	250,000	692,500
Gran Colombia Gold Corp.	95,263	8,950	*
Guyana Goldfields, Inc.	200,000	445,183	*
Klondex Mines Ltd.	4,130,000	8,446,845	*
Lake Shore Gold Corp.	2,501,251	2,024,573	*
Lake Shore Gold Corp. (RS)	1,400,000	1,076,534	*#@
Marlin Gold Mining Ltd.	1,091,000	145,866	*
Newmarket Gold, Inc.	1,100,000	1,073,210	*
Newmont Mining Corp.	30,000	539,700
Northern Star Resources Ltd.	1,500,000	3,050,283
OceanaGold Corp.	750,000	1,430,946
Osisko Gold Royalties Ltd.	315,000	3,111,982
Randgold Resources Ltd., Sponsored ADR	10,000	619,300
Richmont Mines, Inc.	350,000	1,123,500	*
Royal Gold, Inc.	25,000	911,750
SEMAFO, Inc.	225,000	570,752	*
Silver Lake Resources Ltd.	3,000,000	396,407	*
St Barbara Ltd.	3,600,000	3,759,563	*
Teranga Gold Corp.	2,625,000	929,573	*
Wesdome Gold Mines Ltd.	300,000	275,349	*
		40,282,871

Medical - Hospitals 0.00%
African Medical Investments plc	2,000,000	0	*#@

Metal - Copper 0.93%
Nevsun Resources Ltd.	200,000	542,000

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Metal - Diversified 1.78%
Mandalay Resources Corp.	2,250,000	$1,040,688

Precious Metals 1.49%
Tahoe Resources, Inc.	100,000	867,000

Retail - Jewelry 0.64%
Signet Jewelers Ltd.	3,000	371,070

Silver Mining 3.94%
Fortuna Silver Mines, Inc.	500,000	1,125,000	*
Fresnillo plc	100,000	1,039,718
Santacruz Silver Mining Ltd.	2,000,000	130,086	*
		2,294,804

Total Common Stocks		46,538,900
(cost $55,638,766)

Exchange-Traded Funds 0.00%

Market Vectors Gold Miners ETF	20	274
Market Vectors Junior Gold Miners ETF	8	154

Total Exchange-Traded Funds		428
(cost $2,194)

Warrants 0.43%

Gold Mining 0.43%
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	29,400	0	*#@
Gran Colombia Gold Corp., 144A, Warrants (March 2019)	37,500	1,017	*
Osisko Gold Royalties Ltd., Warrants (February 2022)	183,900	250,525	*
Veris Gold Corp., Warrants (August 2016)	250,000	0	*#@
Veris Gold Corp., Warrants (December 2016)	195,300	0	*#@

Total Warrants		251,542
(cost $295,705)

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund Portfolio of Investments	December 31, 2015

Purchased Call Options 0.05%	Contracts	Value

Gold Mining 0.03%
AngloGold Ashanti Ltd., Strike Price 10.00, Expiration Jan. 2016	325	$1,625	*
Barrick Gold Corp., Strike Price 13.00, Expiration Jan. 2016	425	425	*
Eldorado Gold Corp., Strike Price 7.00, Expiration Jan. 2016	1,200	6,000	*
Gold Fields Ltd., Strike Price 5.00, Expiration Jan. 2016	500	500	*
IAMGOLD Corp., Strike Price 4.00, Expiration Jan. 2016	180	900	*
Newmont Mining Corp., Strike Price 25.00, Expiration Jan. 2016	250	750	*
Randgold Resources Ltd., Strike Price 65.00, Expiration Jan. 2016	80	5,000	*
Yamana Gold, Inc., Strike Price 8.00, Expiration Jan. 2016	314	314	*
		15,514

Silver Mining 0.02%
First Majestic Silver Corp., Strike Price 10.00, Expiration Jan. 2016	249	1,245	*
Pan American Silver Corp., Strike Price 10.00, Expiration Jan. 2016	365	1,825	*
Silver Standard Resources, Inc., Strike Price 5.00, Expiration Jan. 2016	352	11,440	*
Silver Wheaton Corp., Strike Price 20.00, Expiration Jan. 2016	116	116	*
		14,626

Total Purchased Call Options		30,140
(cost $1,015,563)

Gold-Linked Notes 2.61%	Principal Amount

Gold Mining 2.61%
Gran Colombia Gold Corp., 10.00%, maturity 10/31/17	$125,000	61,875	#^@
Gran Colombia Gold Corp., 144A, 10.00%, maturity 10/31/17	2,940,000	1,455,300	#^@

Total Gold-Linked Notes		1,517,175
(cost $3,019,060)

Silver-Linked Notes 3.13%

Gold Mining 3.13%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	4,250,000	1,678,750	^
Gran Colombia Gold Corp., 144A, 5.00%, maturity 08/11/18	373,000	147,335	^

Total Silver-Linked Notes		1,826,085
(cost $4,520,041)

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund Portfolio of Investments	December 31, 2015

Corporate Notes 1.27%	Principal Amount	Value

Coal 0.83%
Pacific Coal S.A., 19.25%, maturity 06/15/15 (RS)	$485,766	$485,766	#@

Electric - Generation 0.44%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	255,000	255,000	#@

Total Corporate Notes		740,766
(cost $740,766)

Total Investments 87.32%		50,905,036
(cost $65,232,095)
Other assets and liabilities, net 12.68%		7,392,616

Net Assets 100.0%		$58,297,652

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund Portfolio of Investments	December 31, 2015

Common Stocks 88.35%	Shares	Value

Agricultural Chemicals 1.10%
PhosAgro OAO, GDR	20,800	$267,802
Uralkali PJSC	92,000	223,088
		490,890

Agricultural Operations 1.31%
Kernel Holding S.A.	48,005	586,693

Airlines 5.08%
Aegean Airlines S.A.	74,500	551,631
Deutsche Lufthansa	39,000	614,295
easyJet plc	5,200	133,365
Pegasus Hava Tasimaciligi A.S.	32,800	197,206	*
Ryanair Holdings plc, Sponsored ADR	3,802	328,721
Turk Hava Yollari AO	105,000	265,587	*
Wizz Air Holdings plc, 144A	6,700	180,287	*
		2,271,092

Airport Development/Maintenance 0.48%
TAV Havalimanlari Holding A.S.	34,700	216,302

Appliances 1.22%
Vestel Beyaz Esya Sanayi ve Ticaret A.S.	142,000	543,327

Automotive - Cars & Light Trucks 1.45%
Ford Otomotiv Sanayi A.S.	46,800	485,449
Tofas Turk Otomobil Fabrikasi A.S.	25,000	162,299
		647,748

Automotive/Truck Parts & Equipment - Original 1.82%
Brembo S.p.A	11,300	545,937
Tumosan Motor ve Traktor Sanayi	86,300	268,281
		814,218

Automotive/Truck Parts & Equipment - Replacement 0.82%
Ege Endustri ve Ticaret A.S.	3,400	365,788

Building & Construction - Miscellaneous 1.66%
Budimex S.A.	15,000	739,742

Building & Construction Products - Miscellaneous 1.08%
Wienerberger AG	26,008	481,992

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Cellular Telecommunication 3.30%
MegaFon PJSC, GDR	15,600	$181,478
Mobile TeleSystems OJSC, Sponsored ADR	102,200	631,596
Turkcell Iletisim Hizmetleri A.S.	125,000	423,722
Turkcell Iletisim Hizmetleri A.S., Sponsored ADR	27,897	236,845
		1,473,641

Chemicals - Diversified 0.28%
Ciech S.A.	5,800	126,903	*

Chemicals - Fibers 1.39%
Aksa Akrilik Kimya Sanayii A.S.	56,900	203,977
Lenzing AG	5,500	414,682
		618,659

Chemicals - Specialty 0.66%
Grupa Azoty S.A.	11,600	293,713

Commercial Banks - Non US 15.23%
Akbank T.A.S.	164,000	376,056
Akbank T.A.S., Sponsored ADR	17,500	80,640	*
Albaraka Turk Katilim Bankasi	761,000	344,006
Banca Transilvania S.A.	816,000	476,429	*
BRD-Groupe Societe Generale S.A.	167,000	485,985	*
Komercni Banka A.S.	2,850	565,813
OTP Bank plc	26,300	540,764
Raiffeisen Bank International AG	21,622	316,877	*
Sberbank of Russia, Sponsored ADR	403,000	2,343,302
Turkiye Garanti Bankasi A.S.	198,000	482,361
Turkiye Is Bankasi, Class C	28,959	45,569
Turkiye Vakiflar Bankasi TAO, Class D	180,000	235,896
VTB Bank PJSC, GDR	241,867	509,142
		6,802,840

Computer Services 1.84%
Asseco Poland S.A.	35,000	503,686
Luxoft Holding, Inc., Class A	4,100	316,233	*
		819,919

Distribution/Wholesale 0.59%
Neuca S.A.	2,900	265,069

Diversified Operations 1.68%
Dogan Sirketler Grubu Holding A.S.	2,447,194	477,524	*
KOC Holding A.S.	72,456	271,365
		748,889

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Electric - Distribution 0.37%
Electrica S.A.	42,700	$125,025
Energa S.A.	12,200	39,274
		164,299

Electric - Generation 0.19%
CEZ A.S.	4,868	86,816

Electric - Integrated 0.14%
RusHydro PJSC, Sponsored ADR	66,942	63,973

Electric - Transmission 0.87%
Transelectrica S.A.	55,400	388,733

Electronics - Military 1.25%
Aselsan Elektronik Sanayi Ve Ticaret	50,000	288,918
Safran S.A.	3,900	267,942
		556,860

Enterprise Software/Services 0.15%
Logo Yazilim Sanayi Ve Ticaret	4,700	68,936

Finance - Other Services 0.69%
Moscow Exchange MICEX-RTS PJSC	245,000	306,315

Food - Confectionery 0.32%
Ulker Biskuvi Sanayi A.S.	24,000	144,851

Food - Miscellaneous/Diversified 0.65%
Ros Agro plc, GDR	21,000	289,678

Food - Retail 5.65%
BIM Birlesik Magazalar A.S.	26,800	471,737
Magnit PJSC, Sponsored GDR	38,700	1,556,201
Migros Ticaret A.S.	83,300	497,816	*
		2,525,754

Food - Wholesale/Distribution 1.08%
Eurocash S.A.	39,000	480,616

Gambling (Non-Hotel) 0.96%
OPAP S.A.	48,700	427,358

Machinery - Farm 1.25%
Turk Traktor ve Ziraat Makineleri A.S.	23,331	556,054

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Machinery - General Industrial 1.21%
Andritz AG	11,100	$540,221

Medical - Drugs 0.40%
Richter Gedeon Nyrt	9,400	177,420

Metal - Diversified 2.39%
KGHM Polska Miedz S.A.	15,000	241,953
MMC Norilsk Nickel PJSC, Sponsored ADR	60,000	761,700
Orsu Metals Corp., 144A	4,025,000	65,449	*
		1,069,102

Multi-line Insurance 0.12%
Vienna Insurance Group Wiener Versicherung Gruppe AG	2,000	54,706

Oil Companies - Exploration & Production 0.11%
Novatek OAO, GDR	599	49,337

Oil Companies - Integrated 12.78%
Gazprom OAO, Sponsored ADR	420,000	1,561,662
Lukoil PJSC, Sponsored ADR	48,000	1,555,304
MOL Hungarian Oil & Gas plc	11,200	546,255
OMV AG	8,700	246,953
Polskie Gornictwo Naftowe i Gazownictwo S.A.	154,000	200,996
Rosneft OAO, GDR	248,000	864,478
Surgutneftegas OAO, Sponsored ADR	44,160	202,243
Tatneft PAO, Sponsored ADR	20,000	528,800
		5,706,691

Oil Refining & Marketing 2.80%
Grupa Lotos S.A.	34,000	233,872	*
Motor Oil Hellas Corinth Refineries S.A.	21,400	230,759
Polski Koncern Naftowy Orlen	14,300	246,164
Tupras Turkiye Petrol Rafinerileri A.S.	22,600	539,016	*
		1,249,811

Property/Casualty Insurance 0.43%
Powszechny Zaklad Ubezpieczen S.A.	22,000	189,794

Retail - Apparel/Shoe 0.39%
CCC S.A.	5,000	176,014

Retail - Jewelry 0.65%
Pandora A/S	2,300	289,993

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Retail - Restaurants 0.79%
AmRest Holdings S.E.	7,400	$354,550	*

Retail - Toy Store 1.21%
JUMBO S.A.	51,363	539,870

Rubber - Tires 0.57%
Goodyear Lastikleri A.S.	9,800	256,212

Steel - Producers 1.79%
Eregli Demir ve Celik Fabrikalari T.A.S.	385,000	400,639
Severstal PAO, GDR	48,000	401,038
		801,677

Telecom Services 3.59%
Netia S.A.	395,000	544,328
O2 Czech Republic a.s.	41,500	419,668
Orange Polska S.A.	117,000	195,349
Sistema, GDR	37,000	217,829
Turk Telekomunikasyon A.S.	121,000	226,298
		1,603,472

Telephone - Integrated 3.05%
Hellenic Telecommunications Organization S.A.	60,000	600,485
Magyar Telekom Telecommunications	185,000	258,218
Rostelecom PJSC	406,000	502,763
		1,361,466

Transportation - Services 1.51%
Celebi Hava Servisi A.S.	14,476	177,598
Oesterreichische Post AG	13,600	496,489
		674,087

Total Common Stocks		39,462,091
(cost $45,070,070)

Exchange-Traded Fund 0.68%

Direxion Daily Russia Bull 3x Shares	18,900	303,338
(cost $315,904)

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund Portfolio of Investments	December 31, 2015

Purchased Call Option 0.31%	Contracts	Value

Exchange-Traded Fund 0.31%
Market Vectors Russia ETF, Strike Price , Expiration Jan. 2017	1,500	$138,000	*
(cost $266,688)

Corporate Note 0.13%	Principal Amount

Transportation - Services 0.13%
Baghlan Group FZCO, 14.75%, maturity 06/27/15	$1,345,845	60,525*^#@
(cost $1,350,345)

Total Investments 89.47%		39,963,954
(cost $47,003,007)
Other assets and liabilities, net 10.53%		4,701,624

Net Assets 100.0%		$44,665,578

See notes to portfolios of investments and notes to financial statements.

China Region Fund Portfolio of Investments	December 31, 2015

Common Stocks 88.68%	Shares	Value

Airlines 0.95%
Cebu Air, Inc.	28,600	$50,055
China Southern Airlines Co., Ltd., H shares	134,000	103,301
		153,356

Audio/Video Products 0.22%
Skyworth Digital Holdings Ltd.	54,000	35,032

Automotive - Cars & Light Trucks 0.25%
Great Wall Motor Co., Ltd., H shares	34,500	39,848

Automotive/Truck Parts & Equipment - Original 0.11%
Nexteer Automotive Group Ltd.	16,000	17,707

Building - Heavy Construction 0.57%
China Railway Construction Corp., Ltd., H shares	74,600	91,815

Building & Construction - Miscellaneous 0.51%
China Machinery Engineering Corp., H shares	113,000	82,450

Building & Construction Products - Miscellaneous 1.23%
China Lesso Group Holdings Ltd.	287,000	199,166

Building Products - Cement/Aggregates 0.45%
Anhui Conch Cement Co., Ltd., H shares	27,000	72,173

Casino Hotels 0.10%
NagaCorp Ltd.	26,000	16,377

Cellular Telecommunication 2.45%
SmarTone Telecommunications Holdings Ltd.	262,500	397,273

Circuit Boards 0.18%
Zhen Ding Technology Holding Ltd.	13,000	29,641

Commercial Banks - Non US 3.90%
Bank Rakyat Indonesia Persero Tbk PT	64,300	52,771
BDO Unibank, Inc.	41,000	91,137
China Construction Bank Corp., H shares	621,400	423,887
Chongqing Rural Commercial Bank Co., Ltd., H shares	28,000	16,817
Huishang Bank Corp., Ltd., H shares	74,000	33,424
Kasikornbank PCL	3,200	13,301
		631,337

Cosmetics & Toiletries 0.44%
AMOREPACIFIC Group	570	71,211	*

See notes to portfolios of investments and notes to financial statements.

China Region Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Diversified Financial Services 0.68%
China Everbright Ltd.	28,000	$63,953
Haitong International Securities Group Ltd.	76,000	46,341
		110,294

E-Commerce/Services 0.30%
SouFun Holdings Ltd., Sponsored ADR	6,500	48,035

Electric - Distribution 0.65%
Manila Electric Co.	15,400	104,589

Electric - Generation 0.26%
Huadian Power International Corp., Ltd., H shares	66,000	42,707

Electronic Components - Miscellaneous 2.12%
Pegatron Corp.	40,000	86,999
Simplo Technology Co., Ltd.	5,000	15,880
Tongda Group Holdings Ltd.	1,370,000	240,483
		343,362

Electronic Components - Semiconductors 1.31%
Avago Technologies Ltd.	400	58,060
Samsung Electronics Co., Ltd.	70	74,661
SK Hynix, Inc.	3,100	80,082	*
		212,803

Energy - Alternate Sources 1.32%
Canadian Solar, Inc.	3,700	107,152	*
Gigasolar Materials Corp.	4,000	87,344
Xinyi Solar Holdings Ltd.	46,000	18,649
		213,145

Enterprise Software/Services 1.21%
Sinosoft Technology Group Ltd.	364,000	196,145

Entertainment Software 0.34%
NetEase, Inc., Sponsored ADR	300	54,372

Finance - Investment Banker/Broker 0.51%
CITIC Securities Co., Ltd., H shares	17,500	40,550
Haitong Securities Co., Ltd., H shares	24,000	42,088
		82,638

See notes to portfolios of investments and notes to financial statements.

China Region Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Finance - Other Services 2.96%
Hong Kong Exchanges and Clearing Ltd.	17,100	$435,619
Singapore Exchange Ltd.	7,900	42,726
		478,345

Food - Meat Products 0.29%
WH Group Ltd., 144A	83,000	46,195	*

Funeral Services & Related Items 0.23%
Fu Shou Yuan International Group Ltd.	49,000	38,002

Gas - Distribution 0.13%
ENN Energy Holdings Ltd.	4,000	21,219

Gold Mining 0.15%
Zhaojin Mining Industry Co., Ltd.	15,500	8,784
Zijin Mining Group Co., Ltd., H shares	60,000	15,707
		24,491

Internet Application Software 7.86%
Tencent Holdings Ltd.	65,000	1,272,699

Internet Content - Entertainment 1.08%
Com2uS Corp.	1,242	124,515	*
YY, Inc., Sponsored ADR	800	49,976	*
		174,491

Investment Management/Advisory Services 1.61%
Noah Holdings Ltd., Sponsored ADR	5,700	159,201	*
Value Partners Group Ltd.	87,000	101,124
		260,325

Life/Health Insurance 9.61%
AIA Group Ltd.	172,900	1,033,092
Cathay Financial Holding Co., Ltd.	28,000	39,226
China Life Insurance Co., Ltd.	20,000	15,272
China Life Insurance Co., Ltd., H shares	79,000	253,606
New China Life Insurance Co., Ltd., H shares	51,100	213,541
		1,554,737

Machine Tools & Related Products 2.08%
Techtronic Industries Co., Ltd.	83,000	336,004

Medical - Biomedical/Gene 0.76%
Bloomage BioTechnology Corp., Ltd.	50,000	123,637

See notes to portfolios of investments and notes to financial statements.

China Region Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Medical - Drugs 2.55%
Daewon Pharmaceutical Co., Ltd.	2,620	$39,071	*
Sino Biopharmaceutical Ltd.	412,500	372,948
		412,019

Medical - Wholesale Drug Distribution 1.35%
Sinopharm Group Co., Ltd., H shares	54,800	218,774

Medical Products 0.66%
China Medical System Holdings Ltd.	73,000	106,986

Metal Processors & Fabricators 0.58%
Catcher Technology Co., Ltd.	10,000	83,364
STP & I PCL	43,300	11,254
		94,618

Miscellaneous Manufacturing 1.30%
Zhuzhou CSR Times Electric Co., Ltd., H shares	36,500	210,480

Multi-line Insurance 3.60%
Ping An Insurance Group Co of China Ltd., H shares	105,500	581,801

Non - Ferrous Metals 0.05%
Almonty Industries, Inc.	8,571	1,734	*
Sterling Group Ventures, Inc.	500,000	6,250	*
		7,984

Oil Companies - Integrated 0.26%
China Petroleum & Chemical Corp., Sponsored ADR	700	41,986

Petrochemicals 0.40%
AK Holdings, Inc.	1,200	64,388	*
Danhua Chemical Technology Co., Ltd., B shares	2	1	*
		64,389

Photo Equipment & Supplies 0.42%
Largan Precision Co., Ltd.	1,000	68,425

Power Converters/Supply Equipment 0.64%
Boer Power Holdings Ltd.	48,000	86,236
Xinjiang Goldwind Science & Technology Co., Ltd., H shares	9,400	17,921
		104,157

See notes to portfolios of investments and notes to financial statements.

China Region Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Property/Casualty Insurance 3.39%
Dongbu Insurance Co., Ltd.	1,700	$101,714	*
Hyundai Marine & Fire Insurance Co., Ltd.	6,100	186,904	*
PICC Property & Casualty Co., Ltd., H shares	132,000	260,504
		549,122

Public Thoroughfares 2.30%
Yuexiu Transport Infrastructure Ltd.	302,000	188,639
Zhejiang Expressway Co., Ltd., H shares	154,000	184,006
		372,645

Real Estate Management/Services 0.04%
China Overseas Property Holdings Ltd.	42,000	6,883	*

Real Estate Operating/Development 8.64%
China Overseas Land & Investment Ltd.	126,000	438,652
China Resources Land Ltd.	98,444	284,868
China Vanke Co., Ltd., H shares	77,900	233,670	#@
KWG Property Holding Ltd.	154,500	113,892
Longfor Properties Co., Ltd.	140,000	208,222
LPN Development PCL	36,300	16,052
Pakuwon Jati Tbk PT	1,554,500	55,313
Sino-Ocean Land Holdings Ltd.	73,500	46,864
		1,397,533

Reinsurance 0.53%
Korean Reinsurance Co.	7,100	85,368	*

Retail - Apparel/Shoe 3.65%
ANTA Sports Products Ltd.	216,000	590,515

Retail - Drug Store 2.24%
CK Hutchison Holdings Ltd.	27,000	362,932

Retail - Jewelry 0.00%
Lao Feng Xiang Co., Ltd., B shares	1	4

Schools 0.58%
China Distance Education Holdings Ltd., Sponsored ADR	6,400	94,016

See notes to portfolios of investments and notes to financial statements.

China Region Fund Portfolio of Investments	December 31, 2015

Common Stocks (cont’d)	Shares	Value

Semiconductor Components - Integrated Circuits 0.98%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	7,000	$159,250

Semiconductor Equipment 0.12%
Wonik IPS Co., Ltd.	2,100	20,026	*

Shipbuilding 0.10%
Yangzijiang Shipbuilding Holdings Ltd.	21,000	16,224

Telecom Services 0.24%
Globe Telecom, Inc.	990	38,890

Telecommunication Equip 1.24%
ZTE Corp., H shares	88,400	200,676

Textile - Apparel 3.01%
Shenzhou International Group Holdings Ltd.	85,000	487,116

Therapeutics 0.10%
Dawnrays Pharmaceutical (Holdings) Ltd.	20,000	15,496

Tobacco 0.73%
KT&G Corp.	1,330	118,191	*

Water Treatment Systems 2.16%
CT Environmental Group Ltd.	1,072,000	349,476

Total Common Stocks		14,351,603
(cost $14,647,912)

Exchange-Traded Funds 1.66%

iShares MSCI Philippines ETF	2,500	84,350
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	1,600	44,784
Direxion Daily FTSE China Bull 3X Shares	3,700	65,638
Market Vectors Vietnam ETF	5,000	73,950

Total Exchange-Traded Funds		268,722
(cost $367,604)

See notes to portfolios of investments and notes to financial statements.

China Region Fund Portfolio of Investments	December 31, 2015

Purchased Call Options 0.06%	Contracts	Value

Exchange-Traded Fund 0.03%
PowerShares DB US Dollar Index Bullish Fund, Strike Price 25, Expiration Mar. 2016	50	$3,825	*

Cellular Telecommunication 0.03%
China Mobile Ltd., Strike Price 60, Expiration Jan. 2016	200	5,000	*

Total Purchased Call Options		8,825
(cost $90,420)

Total Investments 90.40%		14,629,150
(cost $15,105,936)
Other assets and liabilities, net 9.60%		1,554,179

Net Assets 100.0%		$16,183,329

See notes to portfolios of investments and notes to financial statements.

Notes to Portfolios of Investments	December 31, 2015

Legend

*	Non-income producing security.
+	Affiliated company (see following)
#	Illiquid Security
^	In default on interest and/or principal payments. Rate shown represents the last coupon rate prior to default.
ADR	American Depositary Receipt
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
AMBAC	American Municipal Bond Assurance Corporation
BAM	Build America Mutual Assurance Company
BHAC	Berkshire Hathaway Assurance Corporation
CIFG	CIFG Assurance North America Incorporated
FGIC	Financial Guaranty Insurance Company
GDR	Global Depositary Receipt
GO	General Obligation Bond
NATL	National Public Finance Guarantee Corporation
PSF-GTD	Texas Public School Fund Guarantee
RS	Restricted Security (see following)
XLCA	XL Capital Assurance
ZCB	Zero Coupon Bond
@

Security was fair valued at December 31, 2015, by U.S. Global Investors, Inc. (Adviser) (other than international securities fair valued pursuant to systematic fair value models) in accordance with valuation procedures approved by the Board of Trustees. These securities, as a percentage of net assets at December 31, 2015, were 0.04% of All American Equity Fund, 1.83% of Holmes Macro Trends Fund, 13.73% of Global Resources Fund, 5.78% of World Precious Minerals Fund, 5.72% of Gold and Precious Fund, 0.14% of Emerging Europe Fund and 1.44% of China Region Fund, respectively. See the Fair Valuation of Securities section of these Notes to Portfolios of Investments for further discussion of fair valued securities. See further information and detail on restricted securities in the Restricted Securities section of these Notes to Portfolios of Investments.

144A	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

General

The yields reflect the effective yield from the date of purchase.

Variable Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at December 31, 2015.

Principal amounts are in U.S. dollars unless otherwise noted.

Fair Valuation of Securities

For the Funds’ policies regarding the valuation of investments and other significant accounting policies, please refer to the Notes to Financial Statements.

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The measurement requirements established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure

Notes to Portfolios of Investments	December 31, 2015

fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short term U.S. government obligations maturing in sixty days or less are valued using amortized cost. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Because of the inherent uncertainties of valuation, the values reflected in the portfolios may materially differ from the values received upon actual sale of those investments.

The three levels defined by the fair value hierarchy are as follows:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party in order to adjust for stale pricing.

Level 3 – Prices determined using significant unobservable inputs (including the Fund’s own assumptions). For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in determining fair value.

The following table summarizes the valuation of each Fund’s securities as of December 31, 2015, using the fair value hierarchy:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. Government Securities Ultra-Short Bond Fund
Investments in Securities*
United States Government and Agency Obligations	$—	$55,335,760	$—	$55,335,760
Total	$—	$55,335,760	$—	$55,335,760

Notes to Portfolios of Investments	December 31, 2015

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Near-Term Tax Free Fund
Investments in Securities*
Municipal Bonds	$—	$95,515,935	$—	$95,515,935
Total	$—	$95,515,935	$—	$95,515,935
All American Equity Fund
Investments in Securities*
Common Stocks	$18,718,368	$—	$—	$18,718,368
Rights	—	—	7,659	7,659
Total	$18,718,368	$—	$7,659	$18,726,027
Holmes Macro Trends Fund
Investments in Securities*
Common Stocks:
Energy - Alternate Sources	$—	$—	$29,610	$29,610
Medical - Hospitals	—	—	—	—
Real Estate Operating/Development	—	—	319,900	319,900
All Other Common Stocks	36,232,143	—	—	36,232,143
Warrants	—	7	—	7
Purchased Call Option	—	800	—	800
Gold-Linked Notes	—	—	190,575	190,575
Silver-Linked Notes	—	167,480	—	167,480
Corporate Note	—	—	212,500	212,500
Total	$36,232,143	$168,287	$752,585	$37,153,015
Global Resources Fund
Investments in Securities*
Common Stocks:
Agricultural Chemicals	$3,625,570	$1,282,595	$—	$4,908,165
Agricultural Operations	784,952	1,060,946	—	1,845,898
Coal	—	201,130	—	201,130
Diamonds/Precious Stones	452,699	25,578	—	478,277
Diversified Minerals	431,135	22,242	—	453,377
Energy - Alternate Sources	970,053	—	710,640	1,680,693
Forestry	1,739,467	6,895	—	1,746,362
Gold Mining	9,753,399	—	219	9,753,618
Medical - Hospitals	—	—	—	—
Metal - Diversified	2,965,856	26,440	—	2,992,296
Metal - Iron	5,285	12,647	—	17,932
Mining Services	—	—	320,627	320,627
Natural Resource Technology	—	—	137,351	137,351
Non - Ferrous Metals	32,237	6,250	—	38,487
Oil - Field Services	1,407,152	348,087	—	1,755,239
Oil Companies - Exploration & Production	4,077,964	175,437	—	4,253,401
Power Converters/Supply Equipment	—	239,681	—	239,681
Real Estate Operating/Development	—	—	5,582,658	5,582,658

Notes to Portfolios of Investments	December 31, 2015

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Global Resources Fund (cont’d)
Investments in Securities* (cont’d)
Common Stocks: (cont’d)
Steel - Producers	$178,700	$125,324	$—	$304,024
All Other Common Stocks	43,349,069	—	—	43,349,069
Exchange-Traded Fund	1,036,300	—	—	1,036,300
Warrants:
Gold Mining	68,661	37,281	—	105,942
Metal - Copper	—	—	—	—
Metal - Iron	—	—	—	—
Purchased Call Option	—	247,500	—	247,500
Gold-Linked Notes	—	—	4,428,765	4,428,765
Silver-Linked Notes	—	2,648,475	—	2,648,475
Corporate Note	—	—	2,550,000	2,550,000
Total	$70,878,499	$6,466,508	$13,730,260	$91,075,267
World Precious Minerals Fund
Investments in Securities*
Common Stocks:
Agricultural Operations	$—	$308,878	$—	$308,878
Capital Pools	—	4,336	—	4,336
Coal	—	107,618	—	107,618
Diamonds/Precious Stones	1,527,915	217,601	—	1,745,516
Diversified Minerals	728,534	124,729	17,489	870,752
Gold Mining	43,088,138	4,478,394	54,524	47,621,056
Medical - Hospitals	—	—	—	—
Metal - Diversified	5,515,937	991,975	—	6,507,912
Mining Services	49,144	301,699	—	350,843
Oil Companies - Exploration & Production	—	—	—	—
Precious Metals	5,425,730	149,541	—	5,575,271
All Other Common Stocks	1,907,188	—	—	1,907,188
Exchange Traded Funds	428	—	—	428
Warrants:
Diamonds/Precious Stones	—	6,558	—	6,558
Diversified Minerals	—	6,376	—	6,376
Gold Mining	32,124	604,611	—	636,735
Metal - Copper	—	—	—	—
Metal - Diversified	—	133,772	—	133,772
Precious Metals	—	—	—	—
Silver Mining	—	—	—	—
Special Warrant	—	—	—	—
Rights	62,850	—	—	62,850
Purchased Call Options	—	111,983	—	111,983
Gold-Linked Notes	—	—	2,999,700	2,999,700
Silver-Linked Notes	—	3,477,975	—	3,477,975
Corporate Note	—	—	680,000	680,000
Total	$58,337,988	$11,026,046	$3,751,713	$73,115,747

Notes to Portfolios of Investments	December 31, 2015

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Gold and Precious Metals Fund
Investments in Securities*
Common Stocks:
Diamonds/Precious Stones	$650,430	$352,724	$—	$1,003,154
Gold Mining	32,600,729	7,682,142	—	40,282,871
Medical - Hospitals	—	—	—	—
Silver Mining	1,255,086	1,039,718	—	2,294,804
All Other Common Stocks	2,958,071	—	—	2,958,071
Exchange Traded Funds	428	—	—	428
Warrants	—	251,542	—	251,542
Purchased Call Options	—	30,140	—	30,140
Gold-Linked Notes	—	—	1,517,175	1,517,175
Silver-Linked Notes	—	1,826,085	—	1,826,085
Corporate Notes	—	—	740,766	740,766
Total	$37,464,744	$11,182,351	$2,257,941	$50,905,036
Emerging Europe Fund
Investments in Securities*
Common Stocks:
Agricultural Chemicals	$267,802	$223,088	$—	$490,890
Airlines	328,721	1,942,371	—	2,271,092
Cellular Telecommunication	868,441	605,200	—	1,473,641
Commercial Banks - Non US	1,661,310	5,141,530	—	6,802,840
Computer Services	316,233	503,686	—	819,919
Metal - Diversified	827,149	241,953	—	1,069,102
Oil Companies - Integrated	1,101,585	4,605,106	—	5,706,691
All Other Common Stocks	—	20,827,916	—	20,827,916
Exchange Traded Fund	303,338	—	—	303,338
Purchased Call Option	—	138,000	—	138,000
Corporate Note	—	—	60,525	60,525
Total	$5,674,579	$34,228,850	$60,525	$39,963,954
China Region Fund
Investments in Securities*
Common Stocks:
E-Commerce/Services	$48,035	$—	$—	$48,035
Electronic Components - Semiconductors	58,060	154,743	—	212,803
Energy - Alternate Sources	107,152	105,993	—	213,145
Entertainment Software	54,372	—	—	54,372
Internet Content - Entertainment	49,976	124,515	—	174,491
Investment Management/Advisory Services	159,201	101,124	—	260,325
Non - Ferrous Metals	1,734	6,250	—	7,984
Oil Companies - Integrated	41,986	—	—	41,986
Real Estate Management/Services	6,883	—	—	6,883
Real Estate Operating/Development	—	1,163,863	233,670	1,397,533
Schools	94,016	—	—	94,016

Notes to Portfolios of Investments	December 31, 2015

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
China Region Fund (cont’d)
Investments in Securities* (cont’d)
Common Stocks: (cont’d)
Semiconductor Components - Integrated Circuits	$159,250	$—	$—	$159,250
All Other Common Stocks	—	11,680,780	—	11,680,780
Exchange Traded Funds	268,722	—	—	268,722
Purchased Call Options	—	8,825	—	8,825
Total	$1,049,387	$13,346,093	$233,670	$14,629,150

*	Refer to the Portfolio of Investments for a detailed list of the Fund’s investments.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period January 1, 2015, through December 31, 2015:

Fund	Transfers From Level 1 to Level 2*		Transfers From Level 2 to Level 1*
Global Resources	$118,618	(1)	$68,661	(2)
World Precious Minerals	310,685	(1)	26,256	(2)
	1,246,144	(3)	—
Emerging Europe	316,877	(3)	—
China Region	6,250	(1)	—

*	The Funds’ policy is to recognize transfers in and transfers out as of the end of the reporting period.

(1)	Securities were valued at the mean between bid and ask quotations at the end of the current period, but at a quoted price at the end of the prior fiscal year.

(2)	Securities were valued at a quoted price at the end of the current period, but at the mean between bid and ask quotations at the end of the prior fiscal year.

(3)	Securities were valued using a foreign fair value adjustment factor at the end of the current period, but at a quoted price at the end of the prior fiscal year.

The following is a reconciliation of assets for which unobservable inputs (Level 3) were used in determining fair value during the period January 1, 2015, through December 31, 2015:

	Rights	Total
All American Equity Fund
Beginning Balance 12/31/14	$—	$—
Purchases	7,659	7,659
Ending Balance 12/31/15	$7,659	$7,659

Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/15(1)	$—	$—

Notes to Portfolios of Investments	December 31, 2015

	Common Stocks	Gold-Linked Notes	Corporate Note	Total
Holmes Macro Trends Fund
Beginning Balance 12/31/14	$1,380,287	$—	$237,500	$1,617,787
Sales	(582,951)	—	—	(582,951)
Total realized gain (loss)	(340,424)	—	—	(340,424)
Net change in unrealized appreciation (depreciation)	(107,402)	—	—	(107,402)
Paydowns/Maturities	—	—	(25,000)	(25,000)
Transfers into Level 3*	—	190,575	—	190,575
Ending Balance 12/31/15	$349,510	$190,575	$212,500	$752,585

Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/15(1)	$(89,757)	$—	$—	$(89,757)

	Common Stocks	Gold-Linked Notes	Corporate Note	Total
Global Resources Fund
Beginning Balance 12/31/14	$16,029,746	$—	$2,850,000	$18,879,746
Sales	(4,390,632)	—	—	(4,390,632)
Total realized gain (loss)	(834,498)	—	—	(834,498)
Net change in unrealized appreciation (depreciation)	(4,053,121)	—	—	(4,053,121)
Paydowns/Maturities	—	—	(300,000)	(300,000)
Transfers into Level 3*	—	4,428,765	—	4,428,765
Ending Balance 12/31/15	$6,751,495	$4,428,765	$2,550,000	$13,730,260

Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/15(1)	$(1,628,699)	$—	$—	$(1,628,699)

	Common Stocks	Warrants	Special Warrants	Gold-Linked Notes	Corporate Note	Total
World Precious Minerals Fund
Beginning Balance 12/31/14	$1,418,548	$—	$—	$—	$760,000	$2,178,548
Sales	(24,829)	—	—	—	—	(24,829)
Total realized gain (loss)	(353,342)	—	—	—	—	(353,342)
Net change in unrealized appreciation (depreciation)	(985,853)	—	—	—	—	(985,853)
Paydowns/Maturities	—	—	—	—	(80,000)	(80,000)
Transfers into Level 3*	17,489	—	—	2,999,700	—	3,017,189
Ending Balance 12/31/15	$72,013	$—	$—	$2,999,700	$680,000	$3,751,713

Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/15(1)	$(1,148,841)	$—	$—	$—	$—	$(1,148,841)

Notes to Portfolios of Investments	December 31, 2015

	Common Stocks	Warrants	Gold-Linked Notes	Corporate Note	Total
Gold and Precious Metals Fund
Beginning Balance 12/31/14	$—	$—	$—	$770,766	$770,766
Paydowns/Maturities	—	—	—	(30,000)	(30,000)
Transfers into Level 3*	—	—	1,517,175	—	1,517,175
Ending Balance 12/31/15	$—	$—	$1,517,175	$740,766	$2,257,941

Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/15(1)	$—	$—	$—	$—	$—

	Corporate Note	Total
Emerging Europe Fund
Beginning Balance 12/31/14	$—	$—
Transfers into Level 3*	60,525	60,525
Ending Balance 12/31/15	$60,525	$60,525

Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/15(1)	$—	$—

	Common Stocks	Total
China Region Fund
Beginning Balance 12/31/14	$—	$—
Transfers into Level 3*	233,670	233,670
Ending Balance 12/31/15	$233,670	$233,670

Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/15(1)	$—	$—

*	The Funds’ policy is to recognize transfers in and transfers out as of the end of the reporting period.

(1)	The amounts shown represent the net change in unrealized appreciation (depreciation) attributable to only those investments still held and classified as Level 3 at December 31, 2015.

Notes to Portfolios of Investments	December 31, 2015

Significant unobservable inputs developed by the Valuation Committee for Level 3 investments held at December 31, 2015, are as follows:

	Fair Value at 12/31/15	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
All American Equity Fund
Investments in Securities
Rights	$7,659	Market Transaction (1)	Discount	0%

Holmes Macro Trends Fund
Investments in Securities
Common Stocks	29,610	Market Transaction (1)	Discount	70% - 100% discount (71% discount)
Common Stocks	319,900	Method of Comparables Pricing (2)	Multiples	4.1 - 12.3(6.3)
Gold-Linked Notes	190,575	Market Transaction (1)	Discount	22% - 51% discount (50% discount)
Corporate Note	212,500	Market Transaction (1)	Discount	0%

Global Resources Fund
Investments in Securities
Common Stocks	1,168,837	Market Transaction (1)	Discount	0% - 100% discount (67% discount)
Common Stocks	5,582,658	Method of Comparables Pricing (2)	Multiples	4.1 - 12.3(6.3)
Gold-Linked Notes	4,428,765	Market Transaction (1)	Discount	21% - 51% discount (50% discount)
Corporate Note	2,550,000	Market Transaction (1)	Discount	0%

World Precious Minerals Fund
Investments in Securities
Common Stocks	72,013	Market Transaction (1)	Discount	0% - 100% discount (96% discount)
Warrants	—	Market Transaction (1)	Discount	100%
Special Warrants	—	Market Transaction (1)	Discount	100%
Gold-Linked Notes	2,999,700	Market Transaction (1)	Discount	20% - 51% discount (50% discount)
Corporate Note	680,000	Market Transaction (1)	Discount	0%

Gold and Precious Metals Fund
Investments in Securities
Common Stocks	—	Market Transaction (1)	Discount	100%
Warrants	—	Market Transaction (1)	Discount	100%
Gold-Linked Notes	1,517,175	Market Transaction (1)	Discount	22% - 51% discount (50% discount)
Corporate Notes	740,766	Market Transaction (1)	Discount	0%

Emerging Europe Fund
Investments in Securities
Corporate Note	60,525	Market Transaction (1)	Discount	96%

Notes to Portfolios of Investments	December 31, 2015

	Fair Value at 12/31/15	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
China Region Fund
Investments in Securities
Common Stocks	$233,670	Market Transaction (1)	Discount	0%

(1)	Market Transaction refers to most recent known market transaction, including transactions in which the fund participated, as adjusted for any discount or premium as discussed below.

(2)

The Method of Comparables Pricing valuation technique involves determining a comparable group of companies that exhibit similar characteristics to that of the Level 3 security (the Comparables), gathering information about the Comparables to determine their range of valuation multiples and selecting the appropriate multiple within the determined range of the Comparables to apply in valuing the Level 3 security.

The majority of securities classified as Level 3 are private companies. The initial valuation is usually cost, which is then adjusted as determined by the Valuation Committee for subsequent known market transactions and evaluated for progress against anticipated milestones and current operations. An evaluation that the holding no longer meets expectations could result in the application of discounts and a significantly lower fair valuation. For certain securities, the last known market transaction is increased or decreased by changes in a market index or industry peers as approved by the Valuation Committee.

Affiliated Companies - Indicated in Portfolio of Investments as “+”

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the year ended December 31, 2015.

	Shares of Affiliated Companies
Global Resources Fund	December 31, 2014	Additions	Reductions	December 31, 2015
Agriterra Ltd.	69,849,776	—	—	69,849,776
Atlas Development & Support Services Ltd.	67,534,983	—	(24,541,900)	42,993,083
Pacific Coal Resources Ltd.	4,362,314	—	—	4,362,314
Pacific Green Energy Corp.	2,400,000	—	—	2,400,000
Pacific Stone Tech, Inc.	22,659	—	(22,659)	—	(a)
Sunridge Gold Corp.	10,933,788	—	—	10,933,788
Sunridge Gold Corp., Warrants	6,333,788	—	—	6,333,788

At December 31, 2015, the value of investments in affiliated companies was $3,891,787, representing 3.89% of net assets, and the total cost was $40,698,882. Net realized losses on transactions were $3,768,548, and there was no income earned for the year.

Notes to Portfolios of Investments	December 31, 2015

	Shares of Affiliated Companies
World Precious Minerals Fund	December 31, 2014	Additions	Reductions	December 31, 2015
Argent Minerals Ltd.	7,100,000	10,000,000	—	17,100,000
Barsele Minerals Corp.	—	9,411,500	—	9,411,500
Barsele Minerals Corp., Warrants	—	1,850,000	—	1,850,000
Candente Gold Corp.	5,640,000	—	(765,000)	4,875,000
Canyon Resources Ltd.	10,006,593	—	—	10,006,593
Canyon Resources Ltd., Warrants	6,168,864	—	—	6,168,864
Cardinal Resources Ltd.	3,000,000	6,000,000	—	9,000,000
Cardinal Resources Ltd., Rights	1,500,000	—	—	1,500,000
CB Gold, Inc.	8,562,858	—	(8,562,858)	—	(a)
Gran Colombia Gold Corp.	1,224,762	287	(980,802)	244,247	(a)
Gran Colombia Gold Corp., Warrants	154,700	—	—	154,700	(a)
Gran Colombia Gold Corp., Gold-Linked Notes	6,060,000	—	—	6,060,000	(a)
Gran Colombia Gold Corp., Silver-Linked Notes	8,805,000	—	—	8,805,000	(a)
Mammoth Resources Corp.	3,641,800	2,000,000	(2,823,800)	2,818,000
Mineral Mountain Resources Ltd.	11,000,000	3,438,000	(4,438,000)	10,000,000
Mineral Mountain Resources Ltd., Warrants	3,500,000	—	—	3,500,000
Orex Minerals, Inc.	8,614,500	895,500	—	9,510,000
Orex Minerals, Inc., Warrants	1,850,000	—	—	1,850,000
Skeena Resources Ltd.	10,088,000	—	(6,088,000)	4,000,000	(a)
Skeena Resources Ltd., Warrants	10,000,000	—	—	10,000,000	(a)
Source Exploration Corp.	—	5,000,000	(25,000)	4,975,000
Source Exploration Corp., Warrants	—	2,500,000	—	2,500,000
TriStar Gold, Inc.	8,100,000	10,300,000	(406,000)	17,994,000
Zandor Capital, S.A., Corporate Note (b)	—	600,000	(600,000)	—	(a)

At December 31, 2015, the value of investments in affiliated companies was $6,066,282, representing 7.75% of net assets, and the total cost was $9,626,413. Net realized losses on transactions were $2,406,673, and interest income of $89,511 was earned for the period.

(a)	At December 31, 2015, the company is no longer defined as an affiliate, although it was an affiliated company during the year.

(b)	Zandor Capital, S.A. is a subsidiary of Gran Colombia Gold Corp.

Notes to Portfolios of Investments	December 31, 2015

Restricted Securities - Indicated in Portfolio of Investments as “RS”

The following securities are subject to contractual and regulatory restrictions on resale or transfer. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a Fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before the Fund could liquidate these securities. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

Holmes Macro Trends Fund	Acquisition Date	Cost per Share/Unit
Pacific Green Energy Corp.	03/24/11	$1.00
Pacific Infrastructure Ventures, Inc.	08/06/10-11/22/10	$1.00
Pacific Power Generation Corp., Corporate Note (April 2017)	05/25/12	$100.00

As of December 31, 2015, the total cost of restricted securities was $739,125, and the total value was $562,010, representing 1.37% of net assets.

Global Resources Fund	Acquisition Date	Cost per Share/Unit
I-Pulse, Inc., 144A	10/04/07	$1.88
Pacific Green Energy Corp.	03/24/11	$1.00
Pacific Infrastructure Ventures, Inc.	08/06/10-11/22/10	$1.00
Pacific Power Generation Corp., Corporate Note (April 2017)	05/25/12	$100.00

As of December 31, 2015, the total cost of restricted securities was $12,423,544, and the total value was $8,980,649, representing 8.98% of net assets.

World Precious Minerals Fund	Acquisition Date	Cost per Share/Unit
Lake Shore Gold Corp.	11/06/15	$0.81
Pacific Power Generation Corp., Corporate Note (April 2017)	05/25/12	$100.00
Taurus Gold Ltd., 144A	05/31/11-05/29/13	$1.17
Western Exploration & Development Ltd., 144A, Special Warrants	08/04/97	$0.50

As of December 31, 2015, the total cost of restricted securities was $4,659,621, and the total value was $1,495,227, representing 1.91% of net assets.

Gold and Precious Metals Fund	Acquisition Date	Cost per Share/Unit
Lake Shore Gold Corp.	11/06/15	$0.81
Pacific Coal S.A., Corporate Note (June 2015)	12/15/14	$100.00
Pacific Power Generation Corp., Corporate Note (April 2017)	05/25/12	$100.00

As of December 31, 2015, the total cost of restricted securities was $1,877,736, and the total value was $1,817,300, representing 3.12% of net assets.

Statements of Assets and Liabilities

U.S. Government Securities Ultra-Short Bond Fund
Investments, at identified cost	$55,308,219

Assets
Investments, at value:
Securities of unaffiliated issuers	$55,335,760
Cash	7,097,882
Receivables:
Dividends and interest	109,139
Capital shares sold	89,247
From adviser	8,426
Investments sold	—
Other assets	8,730
Total Assets	62,649,184

Liabilities
Payables:
Capital shares redeemed	40,801
Adviser and affiliates	—
Investments purchased	—
Accounts payable and accrued expenses	46,848
Total Liabilities	87,649

Net Assets	$62,561,535

Net Assets Consist of:
Paid-in-capital	$62,532,643
Accumulated undistributed net investment income	11
Accumulated net realized gains (losses) from investment transactions and other assets and liabilities denominated in foreign currencies	1,340
Net unrealized appreciation (depreciation) of investments and other assets and liabilities denominated in foreign currencies	27,541
Net assets applicable to capital shares outstanding	$62,561,535

By share class

Net Assets
Investor Class	$62,561,535

Capital shares outstanding, an unlimited number of no par shares authorized
Investor Class	31,284,187

Net Asset Value, Public Offering Price, Redemption Price, per share
Investor Class	$2.00

*	Redemption price per share may vary depending on length of time shares are held. See Note 1 H.

See accompanying notes to financial statements.

December 31, 2015

Near-Term Tax Free Fund	All American Equity Fund		Holmes Macro Trends Fund
$94,364,862	$18,145,480		$37,832,645

$95,515,935	$18,726,027		$37,153,015
9,870,619	416,982		4,040,728

1,050,783	19,896		18,002
458,825	2,504		12,191
27,302	—		—
—	—		26,417
10,579	8,083		8,939
106,934,043	19,173,492		41,259,292

104,170	3,551		18,205
—	11,420		41,932
—	—		—
61,228	41,217		64,463
165,398	56,188		124,600

$106,768,645	$19,117,304		$41,134,692

$105,941,147	$19,868,342		$39,170,506
63,026	27,175		44
(386,601)	(1,358,760)		2,643,772
1,151,073	580,547		(679,630)
$106,768,645	$19,117,304		$41,134,692

$106,768,645	$19,117,304		$41,134,692

47,522,372	809,975		2,212,463

$2.25	$23.60	*	$18.59	*

Statements of Assets and Liabilities

Global Resources Fund
Investments, at identified cost	$180,728,144

Assets
Investments, at value:
Securities of unaffiliated issuers	$87,183,480
Securities of affiliated issuers	3,891,787
Cash	8,706,264
Foreign currencies (Cost $31,841, $115,717, $6,173, $209,545 and $104,755)	31,327
Receivables:
Dividends and interest	146,936
Capital shares sold	19,995
Investments sold	1,114,833
Other assets	18,440
Total Assets	101,113,062

Liabilities
Unrealized loss on forward foreign currency contracts	—
Payables:
Capital shares redeemed	203,646
Adviser and affiliates	69,524
Investments purchased	684,561
Accounts payable and accrued expenses	147,658
Total Liabilities	1,105,389

Net Assets	$100,007,673

Net Assets Consist of:
Paid-in-capital	$644,470,242
Accumulated undistributed net investment income (distributions in excess of net investment income)/accumulated net investment loss	2,236,563
Accumulated net realized losses from investment transactions and other assets and liabilities denominated in foreign currencies	(457,059,958)
Net unrealized depreciation of investments and other assets and liabilities denominated in foreign currencies	(89,639,174)
Net assets applicable to capital shares outstanding	$100,007,673

By share class

Net Assets
Investor Class	$98,125,732
Institutional Class	1,881,941

Capital shares outstanding, an unlimited number of no par shares authorized
Investor Class	20,784,339
Institutional Class	396,849

Net Asset Value, Public Offering Price, Redemption Price, per share*
Investor Class	$4.72
Institutional Class	4.74

*	Redemption price per share may vary depending on length of time shares are held. See Note 1 H.

See accompanying notes to financial statements.

December 31, 2015

World Precious Minerals Fund	Gold and Precious Metals Fund	Emerging Europe Fund	China Region Fund
$169,928,391	$65,232,095	$47,003,007	$15,105,936

$67,049,465	$50,905,036	$39,963,954	$14,629,150
6,066,282	—	—	—
109,848	3,832,846	4,609,805	1,522,118
115,826	6,173	206,748	103,465

31,271	24,928	129,980	17,395
13,941	60,258	25,856	180
5,153,521	5,126,884	—	—
15,843	9,800	9,203	10,683
78,555,997	59,965,925	44,945,546	16,282,991

93	70	30,380	—

109,259	67,886	93,927	26,278
97,155	66,602	60,951	9,572
—	1,446,521	—	—
123,636	87,194	94,710	63,812
330,143	1,668,273	279,968	99,662

$78,225,854	$58,297,652	$44,665,578	$16,183,329

$502,188,634	$178,679,035	$378,537,523	$35,045,014
(2,181,239)	(959,953)	(271,313)	27,741
(324,968,656)	(105,094,077)	(326,516,510)	(18,411,322)
(96,812,885)	(14,327,353)	(7,084,122)	(478,104)
$78,225,854	$58,297,652	$44,665,578	$16,183,329

$78,150,280	$58,297,652	$44,665,578	$16,183,329
75,574	—	—	—

21,473,533	11,927,243	8,586,314	2,182,747
20,730	—	—	—

$3.64	$4.89	$5.20	$7.41
3.65	—	—	—

Statements of Operations

U.S. Government Securities Ultra-Short Bond Fund
Net Investment Income

Income
Dividends from unaffiliated issuers	$—
Foreign tax withheld on dividends	—
Net dividends	—
Interest and other	467,784
Total income	467,784

Expenses:
Management fee	299,305
Administrative services fee	66,316
Accounting service fees and expenses	85,535
Distribution plan fee	—
Transfer agent fees and expenses	57,556
Professional fees	56,626
Custodian fees	6,865
Shareholder reporting expenses	12,958
Registration fees	21,264
Trustee fees and expenses	28,241
Miscellaneous expenses	39,244
Total expenses before reductions	673,910
Expenses offset - Note 1 G	—
Expenses reimbursed - Note 3	(405,538)
Net expenses	268,372

Net Investment Income (Loss)	199,412

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	5,413
Written options	—
Foreign currency transactions	—
Net realized gain (loss)	5,413
Net change in unrealized appreciation (depreciation) of:
Investments	(49,997)
Net unrealized appreciation (depreciation)	(49,997)

Net Realized and Unrealized Loss on Investments	(44,584)

Net Increase (Decrease) In Net Assets Resulting From Operations	$154,828

See accompanying notes to financial statements.

For the Year Ended December 31, 2015

Near-Term Tax Free Fund	All American Equity Fund	Holmes Macro Trends Fund

$—	$448,165	$474,724
—	—	(2,061)
—	448,165	472,663
1,847,736	17,139	96,354
1,847,736	465,304	569,017

470,045	111,092	339,028
99,212	28,658	52,074
161,935	29,955	63,955
—	52,214	112,433
84,761	40,389	57,423
73,983	47,429	65,878
13,025	6,868	13,674
15,119	9,645	13,627
29,707	19,092	20,292
28,241	28,241	28,241
53,379	31,455	49,032
1,029,407	405,038	815,657
(3,213)	(304)	(731)
(603,197)	(4,042)	—
422,997	400,692	814,926

1,424,739	64,612	(245,909)

(27,203)	(1,280,803)	4,641,118
—	4,389	—
—	—	(4,330)
(27,203)	(1,276,414)	4,636,788

(297,263)	377,292	(4,709,061)
(297,263)	377,292	(4,709,061)

(324,466)	(899,122)	(72,273)

$1,100,273	$(834,510)	$(318,182)

Statements of Operations

Global Resources Fund
Net Investment Income

Income
Dividends from unaffiliated issuers	$3,408,051
Foreign tax withheld on dividends	(141,187)
Net dividends	3,266,864
Interest and other	1,157,057
Interest from affiliated issuers	—
Total income	4,423,921

Expenses:
Management fee	719,712
Administrative services fee	73,931
Administrative services fee - Investor Class	62,599
Administrative services fee - Institutional Class	2,979
Accounting service fees and expenses	192,070
Distribution plan fee	320,279
Transfer agent fees and expenses	—
Transfer agent fees and expenses - Investor Class	248,189
Transfer agent fees and expenses - Institutional Class	22,395
Professional fees	123,416
Custodian fees	58,326
Shareholder reporting expenses	—
Shareholder reporting expenses - Investor Class	60,406
Shareholder reporting expenses - Institutional Class	8,533
Registration fees	4,504
Registration fees - Investor Class	20,401
Registration fees - Institutional Class	12,069
Trustee fees and expenses	28,241
Miscellaneous expenses	167,858
Total expenses before reductions	2,125,908
Expenses offset - Note 1 G	(2,453)
Expenses reimbursed - Note 3	(120,558)
Net expenses	2,002,897

Net Investment Income (Loss)	2,421,024

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	(73,577,727)
Securities from affiliated issuers	(3,768,548)
Foreign currency transactions	650,016
Net realized gain (loss)	(76,696,259)
Net change in unrealized appreciation (depreciation) of:
Investments	26,851,448
Other asset and liabilities denominated in foreign currencies	(596)
Net unrealized appreciation (depreciation)	26,850,852

Net Realized and Unrealized Loss on Investments	(49,845,407)

Net Decrease In Net Assets Resulting From Operations	$(47,424,383)

See accompanying notes to financial statements.

For the Year Ended December 31, 2015

World Precious Minerals Fund	Gold and Precious Metals Fund	Emerging Europe Fund	China Region Fund

$271,437	$368,798	$2,165,481	$590,989
(30,283)	(32,680)	(286,512)	(46,676)
241,154	336,118	1,878,969	544,313
680,340	426,254	—	—
89,511	—	—	—
1,011,005	762,372	1,878,969	544,313

784,959	617,185	765,533	223,288
53,438	69,432	65,178	27,590
45,039	—	—	—
46	—	—	—
135,949	90,834	92,759	40,759
230,959	156,984	145,489	49,321
—	108,717	128,661	45,440
170,316	—	—	—
12,321	—	—	—
103,034	75,549	70,621	62,233
58,811	33,631	84,876	49,627
—	29,357	30,963	10,965
42,415	—	—	—
2,592	—	—	—
2,995	21,900	20,839	17,218
24,015	—	—	—
7,091	—	—	—
28,241	28,241	28,241	28,241
131,844	103,587	80,568	43,050
1,834,065	1,335,417	1,513,728	597,732
(1,283)	(1,644)	(1,300)	(497)
(161,125)	(48,502)	—	(99,501)
1,671,657	1,285,271	1,512,428	497,734

(660,652)	(522,899)	366,541	46,579

(52,324,359)	(29,870,425)	(14,944,870)	19,087
(2,406,673)	—	—	—
1,174,030	692,844	(666,243)	(12,740)
(53,557,002)	(29,177,581)	(15,611,113)	6,347

38,598,022	26,975,600	2,608,867	(1,582,587)
(235)	(280)	(30,502)	(1,737)
38,597,787	26,975,320	2,578,365	(1,584,324)

(14,959,215)	(2,202,261)	(13,032,748)	(1,577,977)

$(15,619,867)	$(2,725,160)	$(12,666,207)	$(1,531,398)

Statements of Changes in Net Assets

	U.S. Government Securities Ultra-Short Bond Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets

From operations:
Net investment income (loss)	$199,412	$244,055
Net realized gains (losses)	5,413	193
Net unrealized appreciation (depreciation)	(49,997)	157,029
Net increase (decrease) in net assets from operations	154,828	401,277

Distributions to shareholders
From net investment income
Investor Class	(199,409)	(246,094)
From net realized gains
Investor Class	(4,251)	—
Total distributions to shareholders	(203,660)	(246,094)

From capital share transactions:
Proceeds from shares sold
Investor Class	14,907,060	4,512,617
Distributions reinvested
Investor Class	159,674	192,302
Proceeds from short-term trading fees
Investor Class	—	—
	15,066,734	4,704,919
Cost of shares redeemed
Investor Class	(16,476,556)	(16,066,999)
Net increase (decrease) in net assets from capital share transactions	(1,409,822)	(11,362,080)

Net Increase (Decrease) in Net Assets	(1,458,654)	(11,206,897)

Net Assets
Beginning of year	64,020,189	75,227,086

End of year	$62,561,535	$64,020,189

Accumulated undistributed net investment income, end of year	$11	$—

Capital Share Activity
Investor Class:
Shares sold	7,448,636	2,253,880
Shares reinvested	79,605	96,087
Shares redeemed	(8,222,981)	(8,024,578)
Net share activity	(694,740)	(5,674,611

See accompanying notes to financial statements.

Near-Term Tax Free Fund		All American Equity Fund
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$1,424,739	$1,421,238	$64,612	$(126,354)
(27,203)	(9,951)	(1,276,414)	4,958,378
(297,263)	622,619	377,292	(4,371,450)
1,100,273	2,033,906	(834,510)	460,574

(1,361,713)	(1,435,770)	(43,038)	—

—	—	(2,220,987)	(3,451,336)
(1,361,713)	(1,435,770)	(2,264,025)	(3,451,336)

71,543,252	45,225,356	2,501,699	3,388,992

1,116,722	1,175,524	2,101,779	3,284,819

—	—	100	50
72,659,974	46,400,880	4,603,578	6,673,861

(55,225,263)	(19,287,158)	(4,323,344)	(5,135,517)
17,434,711	27,113,722	280,234	1,538,344

17,173,271	27,711,858	(2,818,301)	(1,452,418)

89,595,374	61,883,516	21,935,605	23,388,023

$106,768,645	$89,595,374	$19,117,304	$21,935,605

$63,026	$—	$27,175	$—

31,811,923	20,041,597	91,535	104,908
496,931	522,037	88,125	116,731
(24,584,374)	(8,568,071)	(157,508)	(160,673)
7,724,480	11,995,563	22,152	60,966

Statements of Changes in Net Assets

	Holmes Macro Trends Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets

From operations:
Net investment income (loss)	$(245,909)	$(602,956)
Net realized gains (losses)	4,636,788	4,824,855
Net unrealized appreciation (depreciation)	(4,709,061)	(7,727,457)
Net decrease in net assets from operations	(318,182)	(3,505,558)

Distributions to shareholders
From net investment income
Investor Class	—	—
Institutional Class	—	—
From net realized gains
Investor Class	(3,075,742)	(4,895,166)
Total distributions to shareholders	(3,075,742)	(4,895,166)

From capital share transactions:
Proceeds from shares sold
Investor Class	2,614,600	2,829,629
Institutional Class	—	—
Distributions reinvested
Investor Class	2,906,576	4,645,006
Institutional Class	—	—
Proceeds from short-term trading fees
Investor Class	305	110
	5,521,481	7,474,745
Cost of shares redeemed
Investor Class	(7,242,945)	(8,749,961)
Institutional Class	—	—
Net decrease in net assets from capital share transactions	(1,721,464)	(1,275,216)

Net Decrease in Net Assets	(5,115,388)	(9,675,940)

Net Assets
Beginning of year	46,250,080	55,926,020

End of year	$41,134,692	$46,250,080

Accumulated undistributed net investment income (distributions in excess of net investment income)/accumulated net investment loss, end of year	$44	$28,980

Capital Share Activity
Investor Class:
Shares sold	126,790	119,782
Shares reinvested	154,277	228,368
Shares redeemed	(352,634)	(370,933)
Net share activity	(71,567)	(22,783)
Institutional Class:
Shares sold	—	—
Shares reinvested	—	—
Shares redeemed	—	—
Net share activity	—	—

See accompanying notes to financial statements.

Global Resources Fund		World Precious Minerals Fund
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$2,421,024	$1,524,440	$(660,652)	$(1,310,476)
(76,696,259)	(22,394,012)	(53,557,002)	(41,777,706)
26,850,852	(58,501,902)	38,597,787	23,715,203
(47,424,383)	(79,371,474)	(15,619,867)	(19,372,979)

(1,094,201)	—	(7,134,044)	—
(33,954)	—	(8,001)	—

—	—	—	—
(1,128,155)	—	(7,142,045)	—

8,877,256	15,810,878	19,227,284	32,514,206
5,787,569	13,601,289	2,885	329,728

1,044,971	—	6,735,209	—
33,792	—	7,771	—

30	3	122	1,107
15,743,618	29,412,170	25,973,271	32,845,041

(37,739,926)	(96,715,552)	(28,492,715)	(43,496,939)
(10,849,018)	(49,361,941)	(59,118)	(4,133,556)
(32,845,326)	(116,665,323)	(2,578,562)	(14,785,454)

(81,397,864)	(196,036,797)	(25,340,474)	(34,158,433)

181,405,537	377,442,334	103,566,328	137,724,761

$100,007,673	$181,405,537	$78,225,854	$103,566,328

$2,236,563	$(566,859)	$(2,181,239)	$(2,657,357)

1,567,275	1,771,672	4,406,357	5,169,068
224,725	—	1,897,242	—
(6,748,854)	(10,892,243)	(6,586,395)	(6,972,038)
(4,956,854)	(9,120,571)	(282,796)	(1,802,970)

912,723	1,541,347	686	47,824
7,236	—	2,183	—
(1,981,786)	(5,576,888)	(14,336)	(655,506)
(1,061,827)	(4,035,541)	(11,467)	(607,682)

Statements of Changes in Net Assets

	Gold and Precious Metals Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets

From operations:
Net investment income (loss)	$(522,899)	$(562,983)
Net realized gains (losses)	(29,177,581)	(16,260,231)
Net unrealized appreciation (depreciation)	26,975,320	6,591,222
Net decrease in net assets from operations	(2,725,160)	(10,231,992)

Distributions to shareholders
From net investment income
Investor Class	(269,790)	—
Total distributions to shareholders	(269,790)	—

From capital share transactions:
Proceeds from shares sold
Investor Class	20,024,811	30,616,079
Distributions reinvested
Investor Class	248,899	—
Proceeds from short-term trading fees
Investor Class	460	1,241
	20,274,170	30,617,320
Cost of shares redeemed
Investor Class	(21,758,486)	(32,235,266)
Net decrease in net assets from capital share transactions	(1,484,316)	(1,617,946)

Net Decrease in Net Assets	(4,479,266)	(11,849,938)

Net Assets
Beginning of year	62,776,918	74,626,856

End of year	$58,297,652	$62,776,918

Accumulated undistributed net investment income (distributions in excess of net investment income)/accumulated net investment loss, end of year	$(959,953)	$(1,256,485)

Capital Share Activity
Investor Class:
Shares sold	3,863,087	4,547,671
Shares reinvested	51,319	—
Shares redeemed	(4,144,783)	(4,828,108)
Net share activity	(230,377)	(280,437)

See accompanying notes to financial statements.

Emerging Europe Fund		China Region Fund
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$366,541	$215,408	$46,579	$18,029
(15,611,113)	1,129,655	6,347	3,460,252
2,578,365	(25,688,600)	(1,584,324)	(3,790,675)
(12,666,207)	(24,343,537)	(1,531,398)	(312,394)

—	(2,243,528)	(187,603)	—
—	(2,243,528)	(187,603)	—

3,580,763	6,672,598	2,429,974	1,378,719

—	2,048,780	173,643	—

28	3	20	39
3,580,791	8,721,381	2,603,637	1,378,758

(15,314,877)	(35,638,573)	(5,709,295)	(6,444,792)
(11,734,086)	(26,917,192)	(3,105,658)	(5,066,034)

(24,400,293)	(53,504,257)	(4,824,659)	(5,378,428)

69,065,871	122,570,128	21,007,988	26,386,416

$44,665,578	$69,065,871	$16,183,329	$21,007,988

$(271,313)	$(82,918)	$27,741	$125,962

569,033	857,860	268,194	170,915
—	310,418	22,969	—
(2,513,600)	(4,539,463)	(671,842)	(795,193)
(1,944,567)	(3,371,185)	(380,679)	(624,278)

Notes to Financial Statements	December 31, 2015

Note 1: Organization and Significant Accounting Policies

U.S. Global Investors Funds (Trust), consisting of the nine separate funds (Funds) included in this report, is organized as a Delaware statutory trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and follows the specialized accounting and reporting guidance in FASB Accounting Standards Codification 946. All funds are diversified with the exception of Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region. A nondiversified fund may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A.	Security Valuations

The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security’s primary exchange of its market at the time of daily valuation. Options and securities for which no sale was reported are valued at the mean between the last reported bid and asked quotation. Debt securities having 60 days or less to maturity that are expected to be valued at par at maturity may be priced by the amortized cost method if the Valuation Committee determines it would approximate market value. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued by an independent pricing service using an evaluated quote based on such factors as institutional-size trading in similar groups of securities, yield, quality, maturity, coupon rate, type of issue, individual trading characteristics and other market data. For more information please see Notes to Portfolio of Investments

B.	Fair Valued Securities

Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith by the Valuation Committee of U.S. Global Investors, Inc. (Adviser), under policies and procedures established by the Funds’ Board of Trustees. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Valuation Committee meets on a regular basis to review securities which may not have readily available market prices and considers a number of factors in determining fair value, including nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management’s judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer’s management, quality of the underlying property based on review of independent geological studies and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed. The Valuation Committee

Notes to Financial Statements	December 31, 2015

regularly reviews inputs and assumptions and performs transactional back-testing and disposition analysis. The Valuation Committee reports quarterly to the Funds’ Board of Trustees.

For securities traded on international exchanges, if events which may materially affect the value of a Fund’s securities occur after the close of the primary exchange and before a Fund’s net asset value is next determined, then those securities will be valued at their fair value as determined in good faith in accordance with the policies approved by the Board of Trustees. The Funds use a systematic fair value model provided by an independent third party to value international securities primarily traded on an exchange or market outside the Western Hemisphere in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange.

C.	Security Transactions and Investment Income

Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund has confirmed the ex-dividend date. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Investment income and realized and unrealized gains (losses) are allocated to each Fund’s share class based on their respective net assets.

The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate collateral on their books with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

D.	Foreign Currency Transactions

Some Funds may invest in securities of foreign issuers. The accounting records of these Funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

E.	Federal Income Taxes

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to foreign

Notes to Financial Statements	December 31, 2015

taxes on income and gains on investments, which are accrued based on the Fund’s understanding of the tax rules and regulations in the foreign markets.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2015 tax returns. The Funds’ 2012, 2013, 2014 and 2015 (when filed) tax returns are open to examination by the federal and applicable state tax authorities. The Funds have no examinations in progress.

F.	Dividends and Distributions to Shareholders

The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

The Funds, except as noted below, generally pay income dividends and distribute capital gains, if any, annually. The U.S. Government Securities Ultra-Short Bond Fund and the Near-Term Tax Free Fund accrue and pay dividends monthly. A Fund may elect to designate a portion of the earnings and profits distributed to shareholders on the redemption of fund shares during the year as distributions for federal income tax purposes. Differences in per share dividend rates for multiclass funds generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses.

G.	Expenses

Fund specific expenses are allocated to that Fund and pro rata across share classes. Expenses that are not fund specific are allocated among Funds and pro rata across share classes. Class specific expenses (including, but not limited to, distribution plan fees, if any, a portion of the administrative services fees, transfer agency fees and expenses, shareholder reporting expenses and certain legal and registration fees) are allocated to the class that incurs such expense. Except for the U.S. Government Securities Ultra-Short Bond Fund, expense offset arrangements have been made with the Funds’ custodian so the custodian fees may be paid indirectly by credits earned on the Funds’ cash balances. Such deposit arrangements are an alternative to overnight investments. Custodian fees are presented in the Statements of Operations gross of such credits, and the credits are presented as offsets to expenses. For the U.S. Government Securities Ultra-Short Bond Fund, credits earned on its cash balance are included in interest and other income.

H.	Short-Term Trading (Redemption) Fees

Short-term trading (redemption) fees are assessed on the All American, Holmes Macro Trends, Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region Funds (Equity Funds). These fees,

Notes to Financial Statements	December 31, 2015

which are retained by the Funds, are accounted for as an addition to paid-in capital. The fee for each of the Equity Funds is 0.05% of the amount redeemed on shares held seven days or less.

I.	Use of Estimates in Financial Statement Preparation

The Funds are investment companies accounted for in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Therefore they follow the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J.	Subsequent Events Evaluation

Management has evaluated subsequent events after the balance sheet date of December 31, 2015, through the date that the financial statements were issued and determined that there were no events or transactions that would require adjustments to or disclosure in the financial statements.

Note 2: Financial Derivative Instruments

A.	Options Contracts

Equity Funds may purchase or write (sell) options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price.

Purchasing a put option tends to decrease a Fund’s exposure to the underlying instrument, whereas purchasing a call option tends to increase a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid to purchase options which expire are treated as realized losses. Premiums paid to purchase options which are exercised or closed are added to the cost of securities acquired or the proceeds from securities sold. The risk associated with purchasing put and call options is limited to the premium paid.

Notes to Financial Statements	December 31, 2015

The Funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security or other instrument decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security or other instrument increases or does not decrease by more than the premium (in the case of a put option).

Writing a put option tends to increase a Fund’s exposure to the underlying instrument, whereas writing a call option tends to decrease a Fund’s exposure to the underlying instrument. The premium received is recorded as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying transaction to determine the realized gain or loss. Written options include a risk of loss in excess of the option premium. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and thus bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

A Fund’s ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. There can be no guarantee that a fund will be able to close out an option position when desired. An inability to close out its options positions may reduce a Fund’s anticipated profits or increase its losses.

As of December 31, 2015, there were no securities held in escrow by the custodian as cover for call options written.

Transactions in written call options during the year ended December 31, 2015, were as follows:

All American Equity Fund Call Options
	Number of Contracts	Premiums Received
Options outstanding at December 31, 2014	—	$—
Options written	5	5,645
Options closed	(5)	(5,645)
Options expired	—	—
Options exercised	—	—
Options outstanding at December 31, 2015	—	$—

B.	Forward Foreign Currency Contracts

The Funds enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to hedge the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are

Notes to Financial Statements	December 31, 2015

valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Open forward foreign currency contracts as of December 31, 2015, were as follows:

Fund Contract	Currency to Deliver		Currency to Receive		Settlement Date	Value	Unrealized Appreciation (Depreciation)
World Precious Minerals	CAD	95,420	USD	68,867	1/4/2016-1/5/2016	$68,774	$(93)
Gold and Precious Metals	CAD	69,283	USD	50,001	1/4/2016-1/5/2016	49,931	(70)
Emerging Europe	EUR	2,000,000	USD	2,163,320	1/21/2016	2,152,191	(11,129)
	USD	2,193,700	EUR	2,000,000	1/21/2016	1,980,749	(19,251)
China Region	PHP	8,610	USD	183	1/4/2016	183	—

C.	Summary of Derivative Instruments

The following is a summary of the valuations of derivative instruments categorized by location in the Statements of Assets and Liabilities as of December 31, 2015:

Location	Holmes Macro Trends Fund	Global Resources Fund	World Precious Minerals Fund	Gold and Precious Metals Fund	Emerging Europe Fund	China Region Fund
Asset derivatives
Investments, at value
Purchased options	$800	$247,500	$111,983	$30,140	$138,000	$8,825
Liability derivatives
Unrealized loss on forward foreign currency contracts	—	—	(93)	(70)	(30,380)	—
Total	$800	$247,500	$111,890	$30,070	$107,620	$8,825

Notes to Financial Statements	December 31, 2015

The following is a summary of the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2015:

Location	All American Equity Fund	Holmes Macro Trends Fund	Global Resources Fund	World Precious Minerals Fund
Realized gain (loss) on derivatives recognized in income
Realized gain (loss) from securities
Purchased options	$—	$(290,652)	$(9,825,008)	$(3,461,223)
Net realized gain (loss) from foreign currency transactions
Foreign exchange contracts	—	—	730,879	1,521,062
Realized gain (loss) from written options	4,389	—	—	—
	4,389	(290,652)	(9,094,129)	(1,940,161)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) of investments
Purchased options	—	(49,635)	2,677,177	2,290,924
Net change in unrealized gain (loss) from foreign currency transactions
Foreign exchange contracts	—	—	—	(93)
	—	(49,635)	2,677,177	2,290,831
Total	$4,389	$(340,287)	$(6,416,952)	$350,670

Location	Gold and Precious Metals Fund	Emerging Europe Fund	China Region Fund
Realized gain (loss) on derivatives recognized in income
Realized gain (loss) from securities
Purchased options	$(2,630,232)	$420,831	$(199,592)
Net realized gain (loss) from foreign currency transactions
Foreign exchange contracts	646,654	(402,871)	(393)
	(1,983,578)	17,960	(199,985)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) of investments
Purchased options	1,907,292	(128,688)	(5,798)
Net change in unrealized gain (loss) from foreign currency transactions
Foreign exchange contracts	(70)	(30,380)	—
	1,907,222	(159,068)	(5,798)
Total	$(76,356)	$(141,108)	$(205,783)

Notes to Financial Statements	December 31, 2015

The average notional amounts of written options, purchased options and forward currency contracts outstanding during the year ended December 31, 2015, were approximately as follows:

Fund	Purchased Options	Forward Currency Contracts
Holmes Macro Trends	$61,454	$—
Global Resources	4,349,761	93,691
World Precious Minerals	1,187,255	4,832,297
Gold and Precious Metals	728,735	3,100,780
Emerging Europe	871,314	2,488,281
China Region	69,925	(56)

Note 3: Investment Advisory and Other Agreements

The Adviser, under an investment advisory agreement with the Trust in effect through October 1, 2016, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each Fund according to each Fund’s investment objectives, policies and limitations. Frank E. Holmes, the controlling owner of the Adviser, was a trustee of the Funds through December 9, 2015.

For the services of the Adviser, each Fund pays a base management or advisory fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund is:

Fund	Annual Percentage of Average Daily Net Assets
U.S. Government Securities Ultra-Short Bond	.50% of the first $250,000,000 and .375% of the excess
Near-Term Tax Free	.50%
All American Equity	.80% of the first $500,000,000 and .75% of the excess
Holmes Macro Trends	1.00%
Global Resources	.95% of the first $500,000,000; .90% of $500,000,001 to $1,000,000,000 and .85% of the excess
World Precious Minerals	1.00% of the first $500,000,000; .95% of $500,000,001 to $1,000,000,000 and .90% of the excess
Gold and Precious Metals	.90% of the first $500,000,000 and .85% of the excess
Emerging Europe	1.25%
China Region	1.25%

Notes to Financial Statements	December 31, 2015

The advisory agreement also provides that the base advisory fee of the Equity Funds will be adjusted upwards or downwards by 0.25 percent if there is a performance difference of 5 percent or more between a Fund’s performance and that of its designated benchmark index over the prior 12 months. The performance adjustment is calculated separately for each share class. The benchmarks are as follows:

Fund	Benchmark Index
All American Equity	S&P 500 Index
Holmes Macro Trends	S&P Composite 1500 Index
Global Resources	S&P Global Natural Resources Index (Net Total Return)(1)
World Precious Minerals	NYSE Arca Gold Miners Index
Gold and Precious Metals	FTSE Gold Mines Index
Emerging Europe	MSCI Emerging Markets Europe 10/40 Index (Net Total Return)
China Region	Hang Seng Composite Index

(1)

On July 4, 2014, Morgan Stanley discontinued its Morgan Stanley Commodity Related Index (“CRX”), which was the benchmark used by the Global Resources Fund to calculate its performance fee adjustment. The Fund replaced the CRX with the S&P Global Natural Resources Index (Net Total Return). Because the Global Resources Fund’s monthly performance fee adjustment is based on a rolling 12-month period, the Fund’s performance was compared for a period of time to a blend of the CRX and the S&P Global Natural Resources Index (Net Total Return), using the performance of the CRX through June 30, 2014, and the performance of the S&P Global Natural Resources Index (Net Total Return) after June 30, 2014. As each month passed, a month of the CRX performance rolled off and a month of the S&P Global Natural Resources Index (Net Total Return) was added until the Fund’s performance eventually was compared exclusively to the S&P Global Natural Resources Index (Net Total Return) for determining the Fund’s monthly performance fee adjustment.

No performance adjustment is applied unless the difference between the class’s investment performance and the benchmark is 5 percent or greater (positive or negative) during the applicable performance measurement period. The performance fee adjustment is calculated monthly in arrears and is accrued ratably during the month. The management fee, net of any performance fee adjustment, is paid monthly in arrears.

Notes to Financial Statements	December 31, 2015

The Funds’ prospectus and statement of additional information contain additional information about the performance adjustment. The amounts shown as management fees on the Statements of Operations reflects the base fee plus/minus any performance adjustment. During the year ended December 31, 2015, the Funds recorded performance adjustments as follows:

Fund	Investor Class Performance Fee Adjustment	Institutional Class Performance Fee Adjustment
All American Equity	$(55,998)	N/A
Holmes Macro Trends	(110,716)	N/A
Global Resources	(519,692)	$(49,013)
World Precious Minerals	(139,644)	(431)
Gold and Precious Metals	52,026	N/A
Emerging Europe	38,053	N/A
China Region	(23,341)	N/A

On December 9, 2015, the Trust entered into an Amended Administrative Services Agreement with the Adviser and a Services Agreement with Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”). Pursuant to these agreements, Atlantic and the Adviser act as co-administrators to the Trust. Atlantic’s services to the Trust include provision of certain officers as well as assistance with certain Trust and fund administration tasks. The Funds compensate Atlantic with a fee structure based on average net assets of each fund, subject to minimum fees.

The U.S. Government Securities Ultra-Short Bond, Near-Term Tax Free, All American Equity, Holmes Macro Trends, Gold and Precious Metals, Emerging Europe and China Region Funds compensate the Adviser at an annual rate of 0.05% (0.10% through December 9, 2015) of the average daily net assets of each Fund for administrative services provided, of which half is a fund-level fee and half is a class-level fee. The Global Resources and World Precious Minerals Funds compensate the Adviser at an annual rate of 0.05% (0.10% through December 9, 2015) of the average daily net assets for the Investor Class and 0.04% (0.08% through December 9, 2015) of the average daily net assets for the Institutional Class for administrative services provided, of which half is a fund-level fee and half is a class-level fee.

Through December 9, 2015, each fund also paid the Adviser an annual base administrative services fee of $7,000. This was a fund-level fee.

The Investor Class shares for Equity Funds in the Trust have adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 in which the Distributor is paid a fee at an annual rate of 0.25% of the average daily net assets of the Investor Class for sales and promotional services related to the distribution of Investor Class shares. The Institutional Class does not incur distribution plan fees.

The Adviser has voluntarily agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the year ended December 31, 2015, were limited as follows

Notes to Financial Statements	December 31, 2015

for the Investor Class: U.S. Government Securities Ultra-Short Bond Fund at 0.45%, All American Equity Fund and Holmes Macro Trends Fund at 2.20%, Global Resources, World Precious Minerals, and Gold and Precious Metals Funds at 1.90%, Emerging Europe Fund at 2.85% and China Region Fund at 2.55%. These expense limitations are exclusive of any performance fee adjustments and will continue on a voluntary basis at the Adviser’s discretion. The Adviser may temporarily agree to additional reimbursements or limitations.

The Adviser has contractually limited the total operating expenses of the Near-Term Tax Free Fund at 0.45% on an annualized basis through April 30, 2016.

Miscellaneous expenses include costs, totaling approximately $290,000, associated with a shareholder proxy (including: (i) the preparation, printing, and mailing of a proxy card and proxy statement, and all other costs incurred in connection with the solicitation of proxies for the Funds; (ii) trustee and legal fees in connection with the Board meetings at which the proposal was considered and approved; and (iii) ongoing insurance coverage over the next six years for the Trust and the Board of Trustees prior to December 9, 2015) during the period, which were split equally between the Adviser and the Trust, with the Trust’s portion exclusive of each Fund’s expense cap.

The Adviser has voluntarily agreed to waive all class specific expenses for the Institutional Class of the Global Resources Fund and the World Precious Minerals Fund. These expense waivers are exclusive of any performance fee adjustments, and the Adviser can modify or terminate this arrangement at any time.

Under an agreement entered into while the U.S. Government Securities Ultra-Short Bond Fund was a money market fund, the Adviser had voluntarily agreed to waive fees and/or reimburse the Fund to the extent necessary to maintain the yield at a certain level as determined by the Adviser (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the Fund’s yield to fall below the Minimum Yield. The Adviser may seek reimbursement of previously waived and reimbursed fees of $498,342 until December 31, 2016.

U.S. Bancorp Fund Services, LLC is the transfer agent for the Funds. Each Fund’s share class pays an annual fee based on the number of shareholder accounts, certain base fees and transaction- and activity-based fees for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds.

The Adviser was reimbursed in 2015 for services of the Funds’ Chief Compliance Officer through December 9, 2015 in the amount of $134,187. Atlantic was paid for Chief Compliance Officer services thereafter in 2015 in the amount of $9,041.

Brown Brothers Harriman & Co. (BBH) serves as the custodian. SEI Investments Global Funds Services serves as fund accounting and administration service agent with a fee structure based on average net assets of the Trust, subject to minimum fees.

Notes to Financial Statements	December 31, 2015

Under a Distribution Agreement with the Trust dated December 9, 2015, Foreside Fund Services, LLC (the “Distributor”) acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis.

Prior to December 9, 2015, the predecessor independent Trustees received compensation for serving on the Board. Predecessor Trustees serving as Chairman of the Board or a special committee or as a member of a committee received additional compensation. Predecessor Trustees were also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes received no compensation from the Funds for serving on the Board. On December 9, 2015, the shareholders of the Funds elected five new trustees to the Board of Trustees. Each predecessor Trustee resigned as of December 9, 2015. On December 9, 2015, the Board approved new trustee compensation under which Independent Trustees of the Trust each receive an annual fee of $15,000 for service to the Trust. The Chairman of the Board is paid an additional annual fee of $20,000. The trustees and Chairman may receive additional fees for special Board meetings. Each trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a trustee, including travel and related expenses incurred in attending Board meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the trustees.

Note 4: Investments

Cost of purchases and proceeds from sales of long-term securities for the year ended December 31, 2015, are summarized as follows:

Fund	Purchases	Sales
U.S. Government Securities Ultra-Short Bond Fund	$27,316,790	$15,510,000
Near-Term Tax Free Fund	35,199,137	11,413,443
All American Equity Fund	21,621,501	23,382,323
Holmes Macro Trends Fund	134,386,221	141,173,423
Global Resources Fund	562,717,195	598,194,130
World Precious Minerals Fund	62,227,022	74,312,229
Gold and Precious Metals Fund	59,878,128	67,002,882
Emerging Europe Fund	73,226,354	86,121,095
China Region Fund	42,510,770	37,978,105

Notes to Financial Statements	December 31, 2015

Note 5: Tax Information

The following table presents the income tax basis of securities owned at December 31, 2015, and the tax basis components of net unrealized appreciation (depreciation):

Fund	Aggregate Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Government Securities Ultra-Short Bond	$55,308,219	$101,921	$(74,380)	$27,541
Near-Term Tax Free	94,364,862	1,346,740	(195,667)	1,151,073
All American Equity	18,172,984	1,079,898	(526,855)	553,043
Holmes Macro Trends	37,897,350	662,944	(1,407,279)	(744,335)
Global Resources	187,743,145	3,321,954	(99,989,832)	(96,667,878)
World Precious Minerals	180,104,232	6,621,931	(113,610,416)	(106,988,485)
Gold and Precious Metals	66,531,318	7,053,537	(22,679,819)	(15,626,282)
Emerging Europe	47,083,520	1,840,627	(8,960,193)	(7,119,566)
China Region	15,226,661	985,198	(1,582,709)	(597,511)

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards
U.S. Government Securities Ultra-Short Bond	$—	$1,340	$—	$—
Near-Term Tax Free	60,910	2,107	—	(386,601)
All American Equity	—	27,175	—	(1,331,255)
Holmes Macro Trends	—	—	3,169,942	(461,463)
Global Resources	—	3,036,353	—	(450,231,671)
World Precious Minerals	—	675,876	—	(304,344,963)
Gold and Precious Metals	—	—	—	(98,001,704)
Emerging Europe	—	—	—	(326,435,996)
China Region	—	27,741	—	(18,290,597)

Fund	Post October Losses	Current Year Late-Year Loss Deferral	Net Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total
U.S. Government Securities Ultra-Short Bond	$—	$—	$27,541	$—	$28,881
Near-Term Tax Free	—	—	1,151,073	—	827,489
All American Equity	—	—	553,043	(1)	(751,038)
Holmes Macro Trends	—	—	(744,335)	(2)	1,964,142
Global Resources	(613,075)	—	(96,654,175)	(1)	(544,462,569)
World Precious Minerals	(13,305,056)	—	(106,988,726)	89	(423,962,780)
Gold and Precious Metals	(5,850,927)	(838,814)	(15,626,576)	(63,362)	(120,381,383)
Emerging Europe	—	(301,693)	(7,164,635)	30,379	(333,871,945)
China Region	—	—	(598,829)	—	(18,861,685)

Notes to Financial Statements	December 31, 2015

The differences between book-basis and tax-basis unrealized appreciation (depreciation) for All American Equity, Holmes Macro Trends, Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region Funds are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies (PFIC), forwards marked to markets, adjustments for partnerships, tax straddle loss deferrals on written options, and adjustments for grantor trusts.

Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2015, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain	Paid in Capital
U.S. Government Securities Ultra-Short Bond	$8	$(8)	$—
Near-Term Tax Free	—	13,185	(13,185)
All American Equity	5,601	(5,601)	—
Holmes Macro Trends	216,973	18,482	(235,455)
Global Resources	1,510,553	(1,510,265)	(288)
World Precious Minerals	8,278,815	(8,278,815)	—
Gold and Precious Metals	1,089,221	(1,449,875)	360,654
Emerging Europe	(554,936)	656,351	(101,415)
China Region	42,803	(42,803)	—

The tax character of distributions paid during the fiscal year ended December 31, 2015, were as follows:

Fund	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total
U.S. Government Securities Ultra-Short Bond	$—	$199,425	$4,235	$203,660
Near-Term Tax Free	1,316,177	45,536	—	1,361,713
All American Equity	—	653,208	1,610,817	2,264,025
Holmes Macro Trends	—	—	3,075,742	3,075,742
Global Resources	—	1,128,155	—	1,128,155
World Precious Minerals	—	7,142,045	—	7,142,045
Gold and Precious Metals	—	269,790	—	269,790
Emerging Europe	—	—	—	—
China Region	—	187,603	—	187,603

Notes to Financial Statements	December 31, 2015

The tax character of distributions paid during the fiscal year ended December 31, 2014, were as follows:

Fund	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total
U.S. Government Securities Ultra-Short Bond	$—	$246,094	$—	$246,094
Near-Term Tax Free	1,382,047	53,723	—	1,435,770
All American Equity	—	817,613	2,633,723	3,451,336
Holmes Macro Trends	—	750,789	4,144,377	4,895,166
Global Resources	—	—	—	—
World Precious Minerals	—	—	—	—
Gold and Precious Metals	—	—	—	—
Emerging Europe	—	2,243,528	—	2,243,528
China Region	—	—	—	—

Capital loss carryforwards may be used to offset current or future taxable capital gains until expiration. The Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Losses incurred during these years are required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. In addition, post-enactment capital losses that are carried forward retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The loss carryforwards and related expiration dates for each fund, as of December 31, 2015, are as follows:

	No Expiration
Fund	Short-Term	Long-Term
Near-Term Tax Free	$151,678	$231,557
All American Equity	1,331,255	—
Holmes Macro Trends	—	—
Global Resources	162,040,410	28,978,749
World Precious Minerals	75,572,552	164,992,899
Gold and Precious Metals	41,610,403	56,391,301
Emerging Europe	13,372,996	11,568,837
China Region	3,270,330	—

Notes to Financial Statements	December 31, 2015

	Expiration Date
Fund	2016	2017	2018	Total
Near-Term Tax Free	$112	$722	$2,532	$386,601
All American Equity	—	—	—	1,331,255
Holmes Macro Trends	461,463	—	—	461,463
Global Resources	—	259,212,512	—	450,231,671
World Precious Minerals	—	63,779,512	—	304,344,963
Gold and Precious Metals	—	—	—	98,001,704
Emerging Europe	28,524,678	257,523,539	15,445,946	326,435,996
China Region	15,020,267	—	—	18,290,597

(a)	Utilization of capital loss carryovers is subject to annual limitations.

During the year ended December 31, 2015, the following funds utilized capital loss carryforwards to offset capital gains amounting to:

Fund
Holmes Macro Trends	$461,463
China Region	8,706

In accordance with tax rules, the following net capital losses and ordinary losses (currency and late year losses) incurred after October 31, within each Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2015, as follows:

Fund	Post October 31, 2015 Capital Loss Deferral	Post October 31, 2015 Ordinary Loss Deferral
Global Resources	$613,075	$—
World Precious Minerals	13,305,056	—
Gold and Precious Metals	5,850,927	838,814
Emerging Europe	—	301,693

Note 6: Risks of Concentrations and Foreign Investments

The Near-Term Tax Free Fund may be exposed to risks related to concentration of investments in a particular state or geographic area. These investments present risks resulting from changes in economic conditions of the region or the issuer.

The Global Resources Fund, which concentrates its investments in a specific industry, may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries.

The World Precious Minerals and Gold and Precious Metals Funds concentrate their investments in gold and other precious metals and minerals and, therefore, may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The funds invest in securities that typically respond

Notes to Financial Statements	December 31, 2015

to changes in the price of gold and other precious metals and minerals, which can be influenced by a variety of global economic, financial and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales. Fluctuations in the prices of gold and other precious metals and minerals will affect the market values of the securities held by these funds.

The Emerging Europe Fund invests more than 25% of its investments in companies principally engaged in the oil & gas or banking industries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry.

The Emerging Europe Fund may be exposed to risks not typically associated with investment in the United States due to its concentration of investments in emerging markets. These risks include possible revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many foreign issuers, including sovereign nations, and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

The China Region Fund may be exposed to risks not typically associated with investments in the United States, due to its concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

Note 7: Credit Arrangements

Each of the Funds has a revolving credit facility with BBH. Borrowings of each Fund are collateralized by any or all of the securities held by BBH as the Fund’s custodian up to the amount of the borrowing. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2 percent. Each Fund has a maximum borrowing limit of 10 percent of qualified assets. The aggregate of borrowings by all Funds under the agreement cannot exceed $20,000,000 at any one time. There were no borrowings under the revolving credit facility during the period ended December 31, 2015. The U.S. Global Investors Funds paid BBH a total of $30,417 in commitment fees for the period ended December 31, 2015, under this arrangement.

Financial Highlights

U.S. Government Securities Ultra-Short Bond Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2015	2014	2013 *	2012 *	2011 *
Net asset value, beginning of year	$2.00	$2.00	$2.00	$2.00	$2.00

Investment Activities
Net investment income	.01	.01	— (a)	— (a)	— (a)
Net realized and unrealized gain	— (a)	— (a)	— (a)	—	—
Total from investment activities	.01	.01	—	—	—
Distributions
From net investment income	(.01)	(.01)	— (a)	— (a)	— (a)
From net realized gains	— (a)	—	—	—	—

Net asset value, end of year	$2.00	$2.00	$2.00	$2.00	$2.00

Total Return (excluding account fees) (b)	.34%	.36%	.02%	.01%	.01%
Ratios to Average Net Assets:
Net investment income	.33%	.35%	.01%	.01%	.01%
Total expenses	1.13%	1.07%	.97%	.87%	.81%
Expenses waived or reimbursed (c)	(.68)%	(.74)%	(.91)%	(.74)%	(.74)%
Net expenses (d)	.45%	.33%	.06%	.13%	.07%
Portfolio turnover rate (e)	60%	33%

Net assets, end of year (in thousands)	$62,562	$64,020	$75,227	$140,425	$171,664

*

The per share amounts for the periods have been adjusted to reflect a 1-for-2 reverse stock split, which was effective December 20, 2013. In addition, on December 20, 2013, the Fund changed from a constant $1.00 net asset value per share money market fund to a U.S. Government ultra-short bond fund (that is not a money market fund) with an objective of total return with current income.

(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred. During 2011, 2012 and 2013, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $736,531, $509,874 and $498,342, respectively. The waivers/reimbursements from 2013 are subject to recapture in 2016.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2015	2014	2013*	2012*	2011*
Ratios to Average Net Assets:
Expense offset (f)	—	—	—	—	—

(e)	Portfolio turnover is not shown for periods that the Fund was a money market fund.
(f)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Near-Term Tax Free Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$2.25	$2.23	$2.27	$2.26	$2.22

Investment Activities
Net investment income	.03	.05	.05	.05	.05
Net realized and unrealized gain (loss)	— (f)	.02	(.04)	.01	.04
Total from investment activities	.03	.07	.01	.06	.09
Distributions from net investment income	(.03)	(.05)	(.05)	(.05)	(.05)

Net asset value, end of year	$2.25	$2.25	$2.23	$2.27	$2.26

Total Return (excluding account fees) (a)	1.45%	3.07%	0.31%	2.67%	4.24%
Ratios to Average Net Assets:
Net investment income	1.52%	2.13%	2.08%	2.21%	2.39%
Total expenses	1.09%	1.08%	1.21%	1.25%	1.26%
Expenses waived or reimbursed (b)	(.64)%	(.63)%	(.76)%	(.80)%	(.81)%
Net expenses (c)	.45%	.45%	.45%	.45%	.45%
Portfolio turnover rate	15%	12%	6%	7%	—(d )

Net assets, end of year (in thousands)	$106,769	$89,595	$61,884	$44,509	$35,014

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(c)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2015	2014	2013	2012	2011
Ratios to Average Net Assets:
Expense offset (e)	—	—	—	—	—

(d)	Portfolio turnover rate was not greater than 0.5%.
(e)	Effect on the expense ratio was not greater than 0.005%.
(f)	The per share amount does not round to a full penny.

See accompanying notes to financial statements.

Financial Highlights

All American Equity Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net asset value, beginning of year	$27.84		$32.18	$25.40	$22.72	$22.72

Investment Activities
Net investment income (loss)	.09		(.16)	(.12)	.07	(.07)
Net realized and unrealized gain (loss)	(1.23)		.84	9.08	2.61	.10
Total from investment activities	(1.14)		.68	8.96	2.68	.03
Distributions
From net investment income	(.06)		—	(.07)	—	(.03)
From net realized gains	(3.04)		(5.02)	(2.11)	—	—
Total distributions	(3.10)		(5.02)	(2.18)	—	(.03)
Short -Term Trading Fees* (a)	—		—	—	—	—

Net asset value, end of year	$23.60		$27.84	$32.18	$25.40	$22.72

Total Return (excluding account fees) (b)	(4.20)%		1.94%	35.55%	11.80%	0.14%
Ratios to Average Net Assets:
Net investment income (loss)	.31%		(.54)%	(.45)%	.28%	(.32)%
Total expenses	1.94%		2.16%	2.44%	2.72%	2.42%
Expenses waived or reimbursed (c)	(.02)%		(.03)%	(.28)%	(.52)%	(.24)%
Net expenses (d)	1.92%		2.13%	2.16%	2.20%	2.18%
Portfolio turnover rate	109	%(f)	253%	150%	221%	223%

Net assets, end of year (in thousands)	$19,117		$21,936	$23,388	$16,846	$16,399

*	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2015	2014	2013	2012	2011
Ratios to Average Net Assets:
Expense offset (e)	—	—	—	—	—

(e)	Effect on the expense ratio was not greater than 0.005%.
(f)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

Holmes Macro Trends Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2015		2014		2013	2012	2011
Net asset value, beginning of year	$20.25		$24.24		$18.51	$17.62	$18.65

Investment Activities
Net investment loss	(.11)		(.26)		(.18)	(.10)	(.26)
Net realized and unrealized gain (loss)	(.06)		(1.36)		7.42	1.29	(.77)
Total from investment activities	(.17)		(1.62)		7.24	1.19	(1.03)
Distributions from net realized gains	(1.49)		(2.37)		(1.51)	(.30)	—
Short -Term Trading Fees*(a)	—		—		—	—	—

Net asset value, end of year	$18.59		$20.25		$24.24	$18.51	$17.62

Total Return (excluding account fees) (b)	(.94)%		(6.74)%		39.38%	6.77%	(5.52)%
Ratios to Average Net Assets:
Net investment loss	(.55)%		(1.17)%		(1.11)%	(.51)%	(1.25)%
Total expenses	1.81%		1.94%		2.00%	1.85%	2.00%
Expenses waived or reimbursed (c)	—		—		(.04)%	—(e )	—
Net expenses (d)	1.81%		1.94%		1.96%	1.85%	2.00%
Portfolio turnover rate	320	%(f)	183	%(f)	109%	214%	210%

Net assets, end of year (in thousands)	$41,135		$46,250		$55,926	$34,639	$35,316

*	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2015	2014	2013	2012	2011
Ratios to Average Net Assets:
Expense offset (e)	—	—	—	—	—

(e)	Effect on the expense ratio was not greater than 0.005%.
(f)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

Global Resources Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2015		2014		2013	2012	2011
Net asset value, beginning of year	$6.67		$9.36		$9.79	$9.36	$11.91

Investment Activities
Net investment income (loss)	.10	*	.04	*	.02 *	.04 *	(.19)
Net realized and unrealized gain (loss)	(2.00	)*	(2.73	)*	(.10 )*	.61 *	(2.02)
Total from investment activities	(1.90)		(2.69)		(.08)	.65	(2.21)
Distributions from net investment income	(.05)		—		(.35)	(.22)	(.34)
Short -Term Trading Fees*(a)	—		—		—	—	—

Net asset value, end of year	$4.72		$6.67		$9.36	$9.79	$9.36

Total Return (excluding account fees) (b)	(28.43)%		(28.74)%		(.72)%	6.93%	(18.69)%
Ratios to Average Net Assets:
Net investment income (loss)	1.72%		.44%		.16%	.44%	(.79)%
Total expenses	1.58%		1.45%		1.59%	1.57%	1.72%
Expenses waived or reimbursed (c)	(.06)%		—(e	)	—	—	—
Net expenses (d)	1.52%		1.45%		1.59%	1.57%	1.72%
Portfolio turnover rate (f)	445	%(g)	444	%(g)	138%	117%	232%

Net assets, end of year (in thousands)	$98,126		$171,673		$326,320	$438,372	$551,793

*	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2015	2014	2013	2012	2011
Ratios to Average Net Assets:
Expense offset (e)	—	—	—	—	—

(e)	Effect on the expense ratio was not greater than 0.005%.
(f)	Portfolio turnover is calculated at the fund level.
(g)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

Global Resources Fund

For a capital share outstanding during the

	Institutional Class
	Year Ended December 31,
	2015		2014		2013	2012	2011
Net asset value, beginning of year	$6.67		$9.30		$9.74	$9.39	$11.98

Investment Activities
Net investment income (loss)	.17	*	.08	*	.07 *	.10 *	—* (a)
Net realized and unrealized gain (loss)	(2.02	)*	(2.71	)*	(.10 )*	.60 *	(2.17)*
Total from investment activities	(1.85)		(2.63)		(.03)	.70	(2.17)
Distributions from net investment income	(.08)		—		(.41)	(.35)	(.42)
Short -Term Trading Fees*	—		—		— (a)	— (a)	— (a)

Net asset value, end of year	$4.74		$6.67		$9.30	$9.74	$9.39

Total Return (excluding account fees) (b)	(27.73)%		(28.28)%		(0.15)%	7.44%	(18.23)%
Ratios to Average Net Assets:
Net investment income (loss)	2.92%		.85%		.68%	1.02%	(.02)%
Total expenses	1.35%		1.13%		1.25%	1.21%	1.29%
Expenses waived or reimbursed (c)	(.61)%		(.27)%		(.22)%	(.14)%	(.20)%
Net expenses (d)	.74%		.86%		1.03%	1.07%	1.09%
Portfolio turnover rate (f)	445	%(g)	444	%(g)	138%	117%	232%

Net assets, end of year (in thousands)	$1,882		$9,733		$51,122	$94,076	$55,985

*	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Institutional Class
	Year Ended December 31,
	2015	2014	2013	2012	2011
Ratios to Average Net Assets:
Expense offset (e)	—	—	—	—	—

(e)	Effect on the expense ratio was not greater than 0.005%.
(f)	Portfolio turnover rate is calculated at the fund level.
(g)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

World Precious Minerals Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2015		2014		2013	2012	2011
Net asset value, beginning of year	$4.75		$5.69		$11.70	$13.18	$22.28

Investment Activities
Net investment loss	(.03	)*	(.06	)*	(.07 )*	(.11 )*	(.32)
Net realized and unrealized loss	(.72	)*	(.88	)*	(5.94)*	(1.37)*	(6.76)
Total from investment activities	(.75)		(.94)		(6.01)	(1.48)	(7.08)
Distributions from net investment income	(.36)		—		—	—	(2.02)
Short -Term Trading Fees*(a)	—		—		—	—	—

Net asset value, end of year	$3.64		$4.75		$5.69	$11.70	$13.18

Total Return (excluding account fees) (b)	(15.64)%		(16.52)%		(51.37)%	(11.23)%	(32.58)%
Ratios to Average Net Assets:
Net investment loss	(.71)%		(.91)%		(.90)%	(.85)%	(1.43)%
Total expenses	1.96%		1.99%		1.85%	1.45%	1.67%
Expenses waived or reimbursed (c)	(.15)%		(.03)%		(.02)%	—	—
Net expenses (d)	1.81%		1.96%		1.83%	1.45%	1.67%
Portfolio turnover rate (f)	71	%(g)	61	%(g)	34%	44%	96%

Net assets, end of year (in thousands)	$78,150		$103,413		$134,065	$319,052	$436,504

*	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2015	2014	2013	2012	2011
Ratios to Average Net Assets:
Expense offset (e)	—	—	—	—	—

(e)	Effect on the expense ratio was not greater than 0.005%.
(f)	Portfolio turnover rate is calculated at the fund level.
(g)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

World Precious Minerals Fund

For a capital share outstanding during the

	Institutional Class
	Year Ended December 31,
	2015		2014		2013	2012	2011
Net asset value, beginning of year	$4.78		$5.72		$11.69	$13.10	$22.29

Investment Activities
Net investment loss	(.01	)*	(.05	)*	(.01 )*	(.04 )*	(.16 )*
Net realized and unrealized loss	(.72	)*	(.89	)*	(5.96)*	(1.37)*	(6.84)*
Total from investment activities	(.73)		(.94)		(5.97)	(1.41)	(7.00)
Distributions from net investment income	(.40)		—		—	—	(2.19)
Short -Term Trading Fees*	—		—		—	—	—

Net asset value, end of year	$3.65		$4.78		$5.72	$11.69	$13.10

Total Return (excluding account fees) (a)	(15.07)%		(16.43)%		(51.07)%	(10.76)%	(32.28)%
Ratios to Average Net Assets:
Net investment loss	(.15)%		(.71)%		(.15)%	(.32)%	(.87)%
Total expenses	20.51%		4.86%		3.30%	3.56%	2.38%
Expenses waived or reimbursed (b)	(19.31)%		(3.23)%		(1.97)%	(2.69)%	(1.27)%
Net expenses (c)	1.20%		1.63%		1.33%	.87%	1.11%
Portfolio turnover rate (e)	71	%(f)	61	%(f)	34%	44%	96%

Net assets, end of year (in thousands)	$76		$154		$3,660	$769	$1,683

*	Based on average monthly shares outstanding.
(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(c)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Institutional Class
	Year Ended December 31,
	2015	2014	2013	2012	2011
Ratios to Average Net Assets:
Expense offset (d)	—	—	—	—	—

(d)	Effect on the expense ratio was not greater than 0.005%.
(e)	Portfolio turnover rate is calculated at the fund level.
(f)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

Gold and Precious Metals Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2015		2014		2013	2012	2011
Net asset value, beginning of year	$5.16		$6.00		$11.78	$12.61	$19.60

Investment Activities
Net investment loss	(.04)		(.05)		(.06)	(.09)	(.17)
Net realized and unrealized loss	(.21)		(.79)		(5.72)	(.72)	(4.28)
Total from investment activities	(.25)		(.84)		(5.78)	(.81)	(4.45)
Distributions
From net investment income	(.02)		—		—	(.02)	—
From net realized gains	—		—		—	—	(2.54)
Total distributions	(.02)		—		—	(.02)	(2.54)
Short -Term Trading Fees* (a)	—		—		—	—	—

Net asset value, end of year	$4.89		$5.16		$6.00	$11.78	$12.61

Total Return (excluding account fees) (b)	(4.78)%		(14.00)%		(49.07)%	(6.44)%	(23.97)%
Ratios to Average Net Assets:
Net investment loss	(.83)%		(.67)%		(.48)%	(.60)%	(1.06)%
Total expenses	2.13%		1.93%		2.12%	1.61%	1.56%
Expenses waived or reimbursed (c)	(.08)%		(.05)%		(.06)%	—	—
Net expenses (d)	2.05%		1.88%		2.06%	1.61%	1.56%
Portfolio turnover rate	106	%(f)	99	%(f)	64%	95%	155%

Net assets, end of year (in thousands)	$58,298		$62,777		$74,627	$166,524	$195,087

*	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment loss ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2015	2014	2013	2012	2011
Ratios to Average Net Assets:
Expense offset (e)	—	—	—	—	—

(e)	Effect on the expense ratio was not greater than 0.005%.
(f)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

Emerging Europe Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2015		2014		2013	2012	2011
Net asset value, beginning of year	$6.56		$8.82		$9.23	$7.79	$10.81

Investment Activities
Net investment income	.04		.06		.19	.15	.03
Net realized and unrealized gain (loss)	(1.40)		(2.11)		(.46)	1.35	(3.05)
Total from investment activities	(1.36)		(2.05)		(.27)	1.50	(3.02)
Distributions from net investment income	—		(.21)		(.14)	(.06)	—
Short -Term Trading Fees*(a)	—		—		—	—	—

Net asset value, end of year	$5.20		$6.56		$8.82	$9.23	$7.79

Total Return (excluding account fees) (b)	(20.73)%		(23.22)%		(2.93)%	19.27%	(27.94)%
Ratios to Average Net Assets:
Net investment income	.63%		.23%		1.59%	1.39%	.25%
Total expenses	2.60%		2.28%		2.13%	2.15%	1.98%
Expenses waived or reimbursed (c)	—		—		—	—	—
Net expenses (d)	2.60%		2.28%		2.13%	2.15%	1.98%
Portfolio turnover rate	137	%(f)	93	%(f)	74%	85%	85%

Net assets, end of year (in thousands)	$44,666		$69,066		$122,570	$173,687	$193,599

*	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2015	2014	2013	2012	2011
Ratios to Average Net Assets:
Expense offset (e)	—	—	—	—	—

(e)	Effect on the expense ratio was not greater than 0.005%.
(f)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

China Region Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2015		2014		2013	2012	2011
Net asset value, beginning of year	$8.20		$8.28		$7.61	$6.81	$9.47

Investment Activities
Net investment income (loss)	.02		—	(a)	(.01)	.04	(.08)
Net realized and unrealized gain (loss)	(.72)		(.08)		.70	.78	(2.59)
Total from investment activities	(.70)		(.08)		.69	.82	(2.67)
Distributions from net investment income	(.09)		—		(.02)	(.02)	—
Short -Term Trading Fees*	—	(a)	—	(a)	— (a)	— (a)	.01

Net asset value, end of year	$7.41		$8.20		$8.28	$7.61	$6.81

Total Return (excluding account fees) (b)	(8.60)%		(.97)%		9.07%	12.00%	(28.09)%
Ratios to Average Net Assets:
Net investment income (loss)	.24%		.08%		(.12)%	.60%	(.64)%
Total expenses	3.03%		2.94%		2.75%	2.64%	2.49%
Expenses waived or reimbursed (c)	(.51)%		(.43)%		(.37)%	(.39)%	(.08)%
Net expenses (d)	2.52%		2.51%		2.38%	2.25%	2.41%
Portfolio turnover rate	210	%(f)	235	%(f)	201%	374%	426%

Net assets, end of year (in thousands)	$16,183		$21,008		$26,386	$29,160	$30,635

*	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2015	2014	2013	2012	2011
Ratios to Average Net Assets:
Expense offset (e)	—	—	—	—	—

(e)	Effect on the expense ratio was not greater than 0.005%.
(f)	Excludes option transactions.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
U.S. Global Investors Funds:

We have audited the accompanying statements of assets and liabilities of U.S. Government Securities Ultra-Short Bond Fund, Near-Term Tax Free Fund, All American Equity Fund, Holmes Macro Trends Fund, Global Resources Fund, World Precious Minerals Fund, Gold and Precious Metals Fund, Emerging Europe Fund, and China Region Fund, each a fund within the U.S. Global Investors Funds (the Trust), including the portfolios of investments, as of December 31, 2015 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds within the U.S. Global Investors Funds listed above, as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

Trustees and Officers (unaudited)	December 31, 2015

The following table presents information about the Trustees as of December 31, 2015, together with a brief description of their principal occupations during the last five years. Each trustee serves until his death, resignation or removal and replacement. The address for all trustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. Stacey E. Hong and John Y. Keffer are considered interested trustees due to their affiliation with Atlantic. If you would like more information about the Trustees, you may call 1-800-US-FUNDS (1-800-873-8637) to request a free copy of the Statement of Additional Information.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee(1)	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2015	Director, Blue Sky Experience (a charitable endeavor), since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	46	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, Forum Funds II
Mark D. Moyer Born: 1959	Trustee; Chairman Audit Committee	Since 2015	Chief Financial Officer, Institute of International Education 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	20	Trustee, Forum ETF Trust; Trustee, Forum Funds II

(1)	The Fund Complex includes the Trust, Forum Funds, Forum Funds II and Forum ETF Trust and is overseen by different Board of Trustees.

Trustees and Officers (unaudited)	December 31, 2015

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee(1)	Other Directorships Held By Trustee During Past Five Years
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2015	Principal, Portland Global Advisors 1996-2010.	20	Trustee, Forum ETF Trust; Trustee, Forum Funds II
Interested Trustees
Stacey E. Hong Born: 1966	Trustee	Since 2015	President, Atlantic since 2008	20	Trustee, Forum Funds II
John Y. Keffer(2) Born: 1942	Trustee	Since 2015	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	46	Trustee, Forum Funds, Forum ETF Trust; Trustee, Forum Funds II, ALTMFX Trust; Director, Wintergreen Fund, Inc.

(2)	Atlantic and Forum Investment Advisors, LLC are subsidiaries of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

Trustees and Officers (unaudited)	December 31, 2015

The following table presents information about each Officer of the Trust as of December 31, 2015, together with a brief description of their principal occupations during the last five years. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Principal Officers of the Trust

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Jessica Chase Born: 1970	President; Chief Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Chief Financial Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer, and Identity Theft Prevention Officer	Since 2015	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Carlyn Edgar Born: 1963	Chief Compliance Officer, Code of Ethics Review Officer	Since 2015	Senior Vice President, Atlantic since 2008.

Additional Information (unaudited)

Additional Federal Tax Information

The percentage of tax-exempt dividends paid by the Near-Term Tax Free Fund for the year ended December 31, 2015, was 96.66%.

The percentage of ordinary income dividends paid by the Funds during the year ended December 31, 2015, which qualify as Qualified Dividends Income (QDI) and the Dividends Received Deduction (DRD) available to corporate shareholders was:

	Qualified Dividend Income	Dividend Received Deduction
All American Equity	43.24%	43.86%
Global Resources	100.00%	100.00%
World Precious Minerals	5.09%	0.92%
Gold and Precious Metals	100.00%	100.00%
China Region	100.00%	100.00%

The amounts which represent foreign source income and foreign taxes paid during the year ended December 31, 2015, are as follows:

	Foreign Source Income	Foreign Tax Credit
All American Equity	$23,924	$—
Global Resources	2,514,692	—
World Precious Minerals	1,034,688	30,283
Gold and Precious Metals	779,706	—
Emerging Europe	2,197,220	—
China Region	569,675	46,676

In early 2016, the Funds reported on Form 1099-DIV the tax status of all distributions made during the 2015 calendar year. The Funds intend to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each fund will be reported to shareholders on their Form 1099-DIV. Shareholders should use the information on Form 1099-DIV for their income tax returns.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds’ statement of additional information (Form 485B), which can be found on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637) or accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Additional Information (unaudited)

Availability of Quarterly Portfolio Schedules

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds’ semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Voting Results

On December 9, 2015, a Special Meeting of Shareholders of the Trust was convened to vote upon a proposal to elect five new trustees to the Board of Trustees of the Trust. Shares were voted as follows:

Proposal 1: To elect five Trustees to the Board of Trustees of the Trust

1A. Jennifer Brown-Strabley

Fund Name	Total Shares Voted	Shares Voted Affirmatively	% of Shares Voted Affirmatively
U.S. Government Securities Ultra-Short Bond Fund	11,277,164	11,152,895	98.90%
Near-Term Tax Free Fund	33,313,481	32,413,849	97.30%
All American Equity Fund	265,958	258,416	97.16%
Holmes Macro Trends Fund	710,886	676,791	95.20%
Global Resources Fund	15,937,199	14,526,781	91.15%
World Precious Minerals Fund	12,592,124	11,836,480	94.00%
Gold and Precious Metals Fund	6,816,290	6,421,378	94.21%
Emerging Europe Fund	7,657,979	7,013,045	91.58%
China Region Fund	1,114,263	962,958	86.42%

1B. Stacey E. Hong

Fund Name	Total Shares Voted	Shares Voted Affirmatively	% of Shares Voted Affirmatively
U.S. Government Securities Ultra-Short Bond Fund	11,277,164	11,143,991	98.82%
Near-Term Tax Free Fund	33,313,481	32,278,754	96.89%
All American Equity Fund	265,958	257,630	96.87%
Holmes Macro Trends Fund	710,886	675,291	94.99%
Global Resources Fund	15,937,199	14,428,175	90.53%
World Precious Minerals Fund	12,592,124	11,843,667	94.06%
Gold and Precious Metals Fund	6,816,290	6,435,182	94.41%
Emerging Europe Fund	7,657,979	6,997,923	91.38%
China Region Fund	1,114,263	964,459	86.56%

Additional Information (unaudited)

1C. John Y. Keffer

Fund Name	Total Shares Voted	Shares Voted Affirmatively	% of Shares Voted Affirmatively
U.S. Government Securities Ultra-Short Bond Fund	11,277,164	11,145,147	98.83%
Near-Term Tax Free Fund	33,313,481	32,297,804	96.95%
All American Equity Fund	265,958	258,416	97.16%
Holmes Macro Trends Fund	710,886	677,773	95.34%
Global Resources Fund	15,937,199	14,533,811	91.19%
World Precious Minerals Fund	12,592,124	11,826,348	93.92%
Gold and Precious Metals Fund	6,816,290	6,412,651	94.08%
Emerging Europe Fund	7,657,979	7,009,594	91.53%
China Region Fund	1,114,263	962,993	86.42%

1D. Mark D. Moyer

Fund Name	Total Shares Voted	Shares Voted Affirmatively	% of Shares Voted Affirmatively
U.S. Government Securities Ultra-Short Bond Fund	11,277,164	11,152,486	98.89%
Near-Term Tax Free Fund	33,313,481	32,322,316	97.02%
All American Equity Fund	265,958	258,416	97.16%
Holmes Macro Trends Fund	710,886	678,381	95.43%
Global Resources Fund	15,937,199	14,594,654	91.58%
World Precious Minerals Fund	12,592,124	11,838,769	94.02%
Gold and Precious Metals Fund	6,816,290	6,430,117	94.33%
Emerging Europe Fund	7,657,979	7,022,299	91.70%
China Region Fund	1,114,263	967,427	86.82%

1E. David Tucker

Fund Name	Total Shares Voted	Shares Voted Affirmatively	% of Shares Voted Affirmatively
U.S. Government Securities Ultra-Short Bond Fund	11,277,164	11,155,775	98.92%
Near-Term Tax Free Fund	33,313,481	32,413,849	97.30%
All American Equity Fund	265,958	258,416	97.16%
Holmes Macro Trends Fund	710,886	678,381	95.43%
Global Resources Fund	15,937,199	14,582,910	91.50%
World Precious Minerals Fund	12,592,124	11,851,680	94.12%
Gold and Precious Metals Fund	6,816,290	6,440,242	94.48%
Emerging Europe Fund	7,657,979	7,010,944	91.55%
China Region Fund	1,114,263	968,157	86.89%

Additional Information (unaudited)

Approval of the Advisory Agreement for Each Fund

On September 15, 2015, the Board of Trustees (the “Board”) of U.S. Global Investors Funds (the “Trust”), including all the trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the advisory agreement with U.S. Global Investors, Inc. (the “Adviser”) for each fund for an additional one-year term ending October 1, 2016.

In considering approval of the agreement the Board reviewed a variety of materials relating to each fund and the Adviser, including (i) the nature, extent and quality of services provided; (ii) a comparison of services rendered and amounts paid to other registered investment companies, including other registered investment companies managed by the Adviser, and other accounts managed by the Adviser; (iii) the investment performance of the fund measured against appropriate benchmarks; (iv) the costs of services provided and estimated profits realized by the Adviser (and its affiliates); (v) the extent to which economies of scale are realized as the fund grows; (vi) whether fee levels reflect any possible economies of scale for the benefit of fund shareholders; and (vii) benefits realized by the Adviser (and its affiliates) from its relationship with the fund.

The Independent Trustees began their process at the Board’s March 3, 2015 meeting by developing a “15(c) request letter,” which requested the Adviser to provide specific information relative to their consideration of continuing the agreement. At the Board’s June 2, 2015 meeting, the Independent Trustees reviewed the initial information provided by the Adviser, which included, among other things, information on the performance of each fund, along with the performance information of a relevant securities index, a peer group and a peer universe, using information supplied by Lipper Inc. (“Lipper”). The Independent Trustees were represented by independent legal counsel throughout the process. After the June 2, 2015 Board meeting, at the direction of the Independent Trustees, independent legal counsel requested additional information from the Adviser. The Independent Trustees also had separate meetings among themselves and with independent legal counsel during this period. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement. After their review of the information received, the Independent Trustees presented their findings and recommendations to the full Board.

The Board reviewed the functions performed by the Adviser, the portfolio management team and support staff of the Adviser, the Adviser’s investment strategy and process for each fund, and the Adviser’s financial condition, and considered the quality of services provided. The Board also reviewed performance information provided by Lipper.

For the All American Equity Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2014, the fund’s performance was in the 5th, 5th, 5th, 5th and 4th quintile, respectively, of its applicable Lipper peer group and for the one-, two-, three-, four- and five-year periods ended December 31, 2014, the fund’s performance was in the 5th, 5th, 5th, 4th and 4th quintile, respectively, of its applicable Lipper peer universe (the 1st quintile being the best performers

Additional Information (unaudited)

and the 5th quintile being the worst performers). The Board noted that the fund underperformed its benchmark index for the one-year period ended December 31, 2014. The Board further considered that the Adviser made changes to its investment model at the end of 2014 to address performance issues, and that the Adviser noted that, although the Fund underperformed its Lipper peer group for the six months ended June 30, 2015, additional portfolio management changes were made in the second quarter of 2015, which the Adviser believes should improve performance. The Board noted that the fund’s advisory fee includes a performance incentive adjustment based on the performance of the fund during the prior 12-month period.

For the Holmes Macro Trends Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2014, the fund’s performance was in the 5th quintile of its applicable Lipper peer group and its applicable Lipper peer universe. The Board noted that the fund underperformed its benchmark index for the one-year period ended December 31, 2014. The Board further considered that the Adviser recently made changes to its investment model to address performance issues and that the Fund outperformed its Lipper peer group for the six months ended June 30, 2015. The Board noted that the fund’s advisory fee includes a performance incentive adjustment based on the performance of the fund during the prior 12-month period.

For the Global Resources Fund, the information showed that for the one-, two- and three year periods ended December 31, 2014, the fund’s investor class performance was in the 5th quintile of its applicable Lipper peer group and for the one-, two-, three-, four- and five-year periods ended December 31, 2014, the fund’s investor class performance was in the 5th, 5th, 5th, 5th and 4th quintile, respectively, of its applicable Lipper peer universe. In addition, the information showed that for the one-, two-, three- and four-year periods ended December 31, 2014, the fund’s institutional class performance was in the 5th quintile of its applicable Lipper peer group and its applicable Lipper peer universe. This information also showed that the fund underperformed its benchmark index for the one-year period ended December 31, 2014. The Board noted that the Adviser attributed underperformance to the fund’s emphasis in junior mining companies, which have significantly underperformed over the past four years, but have historically added value to the fund’s portfolio by outperforming senior gold mining companies. The Board further considered that the Adviser made personnel changes at the end of 2013 to address performance issues. The Board noted that the fund’s advisory fee includes a performance incentive adjustment based on the performance of the fund during the prior 12-month period.

For the World Precious Minerals Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2014, the fund’s investor class performance was in the 5th, 5th, 5th, 5th and 4th quintile, respectively, of its applicable Lipper peer group and for the one-, two-, three-, four- and five-year periods ended December 31, 2014, the fund’s investor class performance was in the 5th quintile of its applicable Lipper peer universe. In addition, the information showed that for the one-, two-, three- and four-year periods ended December 31, 2014, the fund’s institutional class performance was in the 5th quintile of its applicable Lipper peer group and its applicable Lipper peer universe. This information also showed

Additional Information (unaudited)

that the fund underperformed its benchmark index for the one-year period ended December 31, 2014. The Board noted that the Adviser attributed underperformance relative to the fund’s peers to the fund’s emphasis in junior mining companies, which have significantly underperformed over the past four years, but have historically added value to the fund’s portfolio by outperforming senior gold mining companies. The Board also took into consideration that the fund’s advisory fee includes a performance incentive adjustment based on the performance of the fund during the prior 12-month period.

For the Gold and Precious Metals Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2014, the fund’s performance was in the 3rd, 4th, 4th, 4th and 3rd quintile, respectively, of its applicable Lipper peer group, and for the one-, two-, three-, four- and five-year periods ended December 31, 2014, the funds’ performance was in the 4th, 4th, 3rd, 4th and 4th quintile, respectively, of its applicable Lipper peer universe. The information also showed that the fund outperformed its benchmark index for the one-year period ended December 31, 2014. The Board noted that the Adviser attributed underperformance relative to the fund’s peers to the fund’s emphasis in junior mining companies, which have significantly underperformed over the past four years, but have historically added value to the fund’s portfolio by outperforming senior gold mining companies. The Board also took into consideration that the fund’s advisory fee includes a performance incentive adjustment based on the performance of the fund during the prior 12-month period.

For the Emerging Europe Fund, the information showed that for the one-, two-, three- and four-year periods ended December 31, 2014, the fund’s performance was in the 5th quintile of its applicable Lipper peer group and for the one-, two-, three-, four- and five-year periods ended December 31, 2014, the fund’s performance was in the 5th quintile of its applicable Lipper peer universe. In addition, the information showed that the fund outperformed its benchmark index for the one-year period ended December 31, 2014. The Board noted the Adviser’s belief that the funds within the fund’s peer group do not necessarily have the same regional focus as the fund, making performance comparisons difficult. In response to a request from the Independent Trustees, the Adviser provided performance of funds in a customized peer group which the Board had considered in prior years. However, the Board noted that there are only two other funds remaining in such group and the Adviser indicated that those two funds do not have the same regional focus as the fund. The Board also took into consideration that the fund’s advisory fee includes a performance incentive adjustment based on the performance of the fund during the prior 12 month period.

For the China Region Fund, the information showed that for the one-, two-, three-, four-and five-year periods ended December 31, 2014, the fund’s performance was in the 3rd, 4th, 5th, 5th and 5th quintile, respectively, of its applicable Lipper peer group and for the one-, two-, three-, four- and five-year periods ended December 31, 2014, the fund’s performance was in the 4th, 4th, 5th, 5th and 5th quintile, respectively, of its applicable Lipper peer universe. The Board noted that the fund underperformed its benchmark index for the one-year period ended December 31, 2014. The Board

Additional Information (unaudited)

considered that the Adviser recently made changes to its investment model to address performance issues, but noted that the Fund underperformed its Lipper peer group and benchmark index for the six months ended June 30, 2015. The Board also noted that that the fund’s advisory fee includes a performance incentive adjustment based on the performance of the fund during the prior 12 month period.

For the Near-Term Tax Free Fund, the information showed that for the one , two-, three , four- and five-year periods ended December 31, 2014, the fund’s performance was in the 2nd, 2nd, 2nd, 3rd and 3rd quintile, respectively, of its applicable Lipper peer group and for the one-, two-, three-, four- and five-year periods ended December 31, 2014 was in the 2nd, 2nd, 2nd, 3rd and 2nd quintile, respectively, of its applicable Lipper peer universe. This information also showed that the fund outperformed its benchmark index for the one-year period ended December 31, 2014.

For the U.S. Government Securities Ultra-Short Bond Fund, the Board noted that prior to December 20, 2013, the fund was a money market fund and, consequently, determined that prior period performance was not relevant. For the first year after the Fund converted from a money market fund, the information showed that for the year ended December 31, 2014, the fund’s performance was in the 5th quintile of its applicable Lipper peer group and in the 3rd quintile of its applicable Lipper peer universe. The Board noted the Adviser’s statement that all but two of the funds in the Lipper peer group are inflation-protected bond funds unlike the fund. In addition, this information showed that the fund outperformed its benchmark index for the year ended December 31, 2014. In response, to a request from the Independent Trustees, the Adviser also provided performance information for Morningstar’s ultrashort bond fund peer group. The information showed that for the one-year period ended December 31, 2014, the fund’s performance was in the 3rd quintile of the Morningstar peer group and was also in the 3rd quintile of the 12 funds in the Morningstar peer group that the Adviser indicated that it believed were most comparable to the fund.

The Board also reviewed information on each fund’s advisory fee and expense ratio (on both a net basis giving effect to any expense cap) compared to the expenses of a peer group of funds based upon information prepared by Lipper. The Board also compared the advisory fees to the fees charged by the Adviser to two non U.S. registered funds managed by the Adviser. (The Board noted that, although these non U.S. registered funds may have investment objectives and policies that are similar to some of the funds, the contractual fees payable to the Adviser for managing those client assets are the same as or higher than the advisory fees of the similar funds.)

For the All American Equity Fund, the information showed that, with respect to the fund’s advisory fee, the fund is in the 4th quintile of its applicable Lipper peer group and in the 5th quintile of its applicable Lipper peer group with respect to its net expenses (the 1st quintile being the lowest fees or expenses and the 5th quintile being the highest fees or expenses).

Additional Information (unaudited)

For the Holmes Macro Trends Fund, the information showed that, with respect to the fund’s advisory fee, the fund is in the 5th quintile of its applicable Lipper peer group and in the 5th quintile of its applicable Lipper peer group with respect to its net expenses.

For the Global Resources Fund’s investor class, the information showed that, with respect to the advisory fee and net expenses, it is in the 4th and 5th quintile, respectively, of its applicable Lipper peer group. In addition, for the fund’s institutional class, the information showed that, with respect to the advisory fee and net expenses, it is in the 4th quintile of its applicable Lipper peer group.

For the World Precious Minerals Fund’s investor class, the information showed that, with respect to the advisory fee and net expenses, the fund is in the 5th quintile of its applicable Lipper peer group. In addition, the information showed that, with respect to the fund’s institutional class, it is in the 5th quintile of its applicable Lipper peer group with respect to its advisory fee and net expenses.

For the Gold and Precious Metals Fund, the information showed that the fund is in the 5th quintile of its applicable Lipper peer group with respect to its advisory fee and net expenses.

For the Emerging Europe Fund, the information showed that, with respect to the fund’s advisory fee and net expenses, the fund is in the 5th quintile of its applicable Lipper peer group.

For the China Region Fund, the information showed that, with respect to the fund’s advisory fee, the fund is in the 3rd quintile of its applicable Lipper peer group and in the 5th quintile of its applicable Lipper peer group with respect to its net expenses.

For the Near-Term Tax Free Fund, the information showed that, with respect to the fund’s advisory fee and net expenses, the fund is in the 1st quintile of its applicable Lipper peer group.

For the U.S. Government Securities Ultra-Short Bond Fund, the information showed that, with respect to the fund’s advisory fee and net expenses, the fund is in the 1st quintile of its applicable Lipper peer group.

The Board considered the Adviser’s belief that higher expenses are inherent in small fund complexes, such as the U.S. Global Investors Funds, and that it could not operate effectively at a lower level of fees or with the burden of contractual expense caps for most funds. The Board also considered recent efforts proposed by the Adviser designed to gain economies of scale and reduce fund expenses, including outsourcing transfer agency and certain fund administration services and mergers of small funds. In addition, the Board noted that the Adviser is contractually limiting expenses on an annualized basis for the Near-Term Tax Free Fund at 0.45% of average net assets through April 30, 2016 and will voluntarily limit expenses at that level thereafter. The Board also noted that the Adviser will voluntarily reimburse all class specific expenses for the institutional class of the Global Resources Fund and

Additional Information (unaudited)

the World Precious Minerals Fund and is currently voluntarily limiting expenses at the following levels for the funds (the voluntary expense limitation may be modified or removed by the Adviser at any time):

Fund	Voluntary Expense Limitation (% of Average Net Assets)
All American Equity Fund	2.20%
Holmes Macro Trends Fund	2.20%
Global Resources Fund (Investor Class)	1.90%
World Precious Minerals Fund (Investor Class)	1.90%
Gold and Precious Metals Fund	1.90%
Emerging Europe Fund	2.85%
China Region Fund	2.55%
U.S. Government Securities Ultra-Short Bond Fund	0.45%

The Board considered the fee structure of the agreement, including the costs of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the funds. For all funds except the World Precious Minerals Fund, Global Resources Fund and Emerging Europe Fund, the net income generated from the advisory relationship was negative.

As part of its review of the agreement, the Board considered whether there will be economies of scale with respect to the management of each fund and whether each fund will benefit from any economies of scale. The Board considered that the advisory fees for the All American Equity Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund and U.S. Government Securities Ultra-Short Bond Fund include a breakpoint. For the remaining funds, the Board reviewed each fund’s asset size and whether the Adviser was realizing economies of scale. The Board noted that, in all cases, the Adviser did not believe, with respect to the investment advisory services provided, that it was realizing significant economies of scale, and that the current fees represent an appropriate sharing of economies of scale.

The Board considered that the Adviser engages in soft-dollar arrangements in connection with brokerage transactions for the funds. The Board also considered benefits derived by the Adviser from its relationship with the funds, including the other services provided and fees received by the Adviser and its affiliates for providing such services.

At the Board’s September 15, 2015 meeting, the Board also considered that the Adviser proposed an “adoption” of the funds by a third-party service provider. At the same meeting, the Adviser indicated that it may propose to the Board at a future meeting(s) the merger of the Holmes Macro Trends Fund into the All American Equity Fund and/or the merger of the U.S. Government Securities Ultra-Short Bond Fund into the Near-Term Tax Free Fund. Action on any such proposals will be considered by the Board at a future meeting(s) pending the Board’s receipt of additional information.

Based on all the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board, including the Independent Trustees, concluded that approval of the advisory agreement would be in the interests of each fund.

Expense Example (unaudited)	December 31, 2015

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and (2) ongoing costs, including management fees, distribution plan fees, shareholder reports (like this one), and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015) as indicated below.

●

Actual Expenses. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

●

Hypothetical Example for Comparison Purposes. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term trading fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

Expense Example (unaudited)	December 31, 2015

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*
U.S. Government Securities Ultra-Short Bond Fund
Based on Actual Fund Return	$1,000.00	$1,002.10	$2.30
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,022.90	$2.33
Near-Term Tax Free Fund
Based on Actual Fund Return	$1,000.00	$1,010.90	$2.28
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,022.94	$2.29
All American Equity Fund
Based on Actual Fund Return	$1,000.00	$962.20	$10.04
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,014.98	$10.31
Holmes Macro Trends Fund
Based on Actual Fund Return	$1,000.00	$945.30	$9.30
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,015.65	$9.63
Global Resources Fund Investor Class
Based on Actual Fund Return	$1,000.00	$866.40	$7.47
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,017.20	$8.08
Global Resources Fund Institutional Class
Based on Actual Fund Return	$1,000.00	$871.70	$2.43
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,022.61	$2.63
World Precious Minerals Fund Investor Class
Based on Actual Fund Return	$1,000.00	$880.70	$9.58
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,015.02	$10.26
World Precious Minerals Fund Institutional Class
Based on Actual Fund Return	$1,000.00	$888.30	$4.60
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,020.33	$4.93
Gold and Precious Metals Fund
Based on Actual Fund Return	$1,000.00	$894.90	$ 10.89
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,013.71	$ 11.58
Emerging Europe Fund
Based on Actual Fund Return	$1,000.00	$851.10	$ 12.36
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,011.85	$ 13.43
China Region Fund
Based on Actual Fund Return	$1,000.00	$813.80	$ 12.59
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,011.32	$ 13.96

*

These calculations are based on expenses incurred in the most recent fiscal half-year. The funds’ Investor Class’ annualized expense ratios (after reimbursements and offsets) for the six months ended December 31, 2015, were 0.46%, 0.45%, 2.03%, 1.90%, 1.59%, 2.02%, 2.28%, 2.65% and 2.75%, respectively, for the U.S. Government Securities Ultra-Short Bond, Near-Term Tax Free, All American Equity, Holmes Macro Trends, Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region Funds. The funds’ Institutional Class’ annualized expense ratios (after reimbursements and offsets) for the six months ended December 31, 2015, were 0.52% and 0.97%, respectively, for the Global Resources and World Precious Minerals Funds. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the period, then divided by 365 days in the current fiscal year.

Fund Services, LLC PO Box 701 Milwaukee, WI 53201-0701

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ITEM 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, U.S. Global Investors Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)	A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Mr. Mark Moyer is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Moyer is a non- “interested” Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the “Act”)), and serves as Chairman of the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $274,400 in 2014 and $234,400  in 2015.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2014 and $0 in 2015.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $72,747 in 2014 and $51,250 in 2015.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs  (a) through (c) of this Item, were $0 in 2014 and $0 in 2015.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”).  In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $72,747 in 2014 and $51,250 in 2015.  These fees related to tax services rendered to the Registrant.

(h) All non-audit services rendered in (g) above were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	U.S. Global Investors Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	March 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	March 2, 2016

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	March 2, 2016